UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT
COMPANIES

Investment Company Act file number: 811-04997

Exact name of registrant as specified in charter:
Delaware Group® Equity Funds V

Address of principal executive offices:
2005 Market Street
Philadelphia, PA 19103

Name and address of agent for service:
David F. Connor, Esq.
2005 Market Street
Philadelphia, PA 19103

Registrant’s telephone number, including area code: (800) 523-1918

Date of fiscal year end: November 30

Date of reporting period: November 30, 2008

Item 1. Reports to Stockholders

Annual report

Delaware Small Cap Value Fund

November 30, 2008

Value equity mutual fund

Portfolio management review	1

Performance summary	4

Disclosure of Fund expenses	8

Sector allocation and top 10 holdings	10

Statement of net assets	12

Statement of operations	17

Statements of changes in net assets	18

Financial highlights	20

Notes to financial statements	30

Report of independent registered public accounting firm	40

Other Fund information	41

Board of trustees/directors and officers addendum	42

About the organization	50

Funds are not FDIC insured and are not guaranteed. It is possible to lose the principal amount invested.

Mutual fund advisory services provided by Delaware Management Company, a series of Delaware Management
Business Trust, which is a registered investment advisor.

© 2009 Delaware Distributors, L.P.

All third-party trademarks cited are the property of their respective owners.

Portfolio management review
Delaware Small Cap Value Fund	Dec. 9, 2008

The managers of Delaware Small Cap Value Fund provided the answers to the questions below as a review of the Fund’s activities for the fiscal year that ended Nov. 30, 2008.

Please discuss the investment climate during the last 12 months.

Dramatic events in the financial markets and concerns about the overall health of the global economy drove stock prices down significantly during the fiscal year. The combined effects of the troubled housing market and the escalating credit crisis sent many major indices into significantly negative territory. In late September, the market, as measured by the benchmark S&P 500-stock index, plunged almost 9%, its third-largest single-day decline since World War II.

Merrill Lynch and Lehman Brothers (now largely owned by Barclays Capital) were among several financial institutions that collapsed because of mortgage-related debt exposure. As a result, the U.S. Treasury and Federal Reserve Board took unprecedented steps to inject liquidity into the system in an effort to help stabilize the financial markets.

For small company stocks specifically, economic malaise and credit tightening created a challenging environment. Cheap financing and increased liquidity had fueled merger and acquisition activity in recent years. The tightening credit market made financing terms less attractive for potential buyers. This led to a significant decline in merger and acquisition activity among smaller companies.

At the close of the fiscal year, investors struggled with continued stock market volatility and dismal economic news both at home and abroad. Oil prices, which had risen above $140 a barrel by mid-July, reversed course and fell below $40 a barrel by the end of the period. Although lower oil prices were positive news for consumers, consumer spending continued to be weighed down by falling home prices, market volatility, and general uncertainty.

How did the Fund perform relative to its benchmark index for the one-year period ended Nov. 30, 2008?

Class A shares of Delaware Small Cap Value Fund returned -34.55% at net asset value and -38.33% at their maximum offer price (both figures reflect all distributions reinvested). The Fund’s benchmark, the Russell 2000® Value Index, returned -33.61% during the same 12-month period. For the complete annualized performance of Delaware Small Cap Value Fund, please see the table on page 4.

How did you manage the Fund over the past 12 months and what factors affected performance?

Investors found few, if any, places to seek shelter from market turbulence. All sectors of the Russell 2000 Value Index posted negative returns during the 12-month period. Consumer cyclicals were the worst performers, fueled by the dramatic slowdown in housing and auto sales. Traditionally less susceptible to market volatility, sectors such as utilities, healthcare, and consumer staples posted steep declines. Real estate investment trusts (REITs) and consumer services fell even further.

At the beginning of the fiscal year period, the Fund seemed positioned to take advantage of an economic rebound, holding a significant overweight position in economically sensitive

The views expressed are current as of the date of this report and are subject to change.
Data for this portfolio management review were provided by Bloomberg unless otherwise noted.

1

Portfolio management review
Delaware Small Cap Value Fund

areas such as energy, capital spending, and basic industries. The Fund’s overweight in energy aided performance through the second quarter. However, these stocks deteriorated after mid-July as energy prices fell because of fears about weaker global demand. In anticipation of further economic slowing, we trimmed our weighting in basic industries, capital spending, and energy stocks. In hindsight, we failed to reduce our energy weighting enough, which had negative consequences for performance.

At the same time, the Fund held a significant underweight in interest rate–sensitive sectors such as REITs and financials. In July, we began to increase our weighting in financial stocks to take advantage of compelling valuations and bring the Fund more in line with our benchmark, the Russell 2000 Value Index.

Which holdings were among the most significant underperformers?

One of our worst performers was AbitibiBowater, a leading forest products manufacturer. This company’s high debt level was compounded by the credit crunch, which made refinancing at reasonable rates difficult. The stock price fell sharply and we subsequently sold our position at a sizeable loss.

One of the world’s largest providers of shallow water drilling, Hercules Offshore, was a holding that came under pressure as natural gas prices fell. We slightly reduced our exposure during the period, but continued to hold it at the end of the fiscal period because we believed the stock offered attractive long-term value.

Another significant performance detractor was Boston Private Financial Holdings. The corporation’s subsidiary, Boston Private Bank & Trust, provides personal and business banking services in major metropolitan areas around the country. The combined effects of mortgage delinquencies in the southern California market and market depreciation of assets under management drove the stock price down. However, we held on to our position at the end of the period based on our belief that it still offered attractive long-term prospects.

Which stocks performed well during the period?

Although the economic turmoil had a negative effect on overall fund performance, several holdings offered relative strength. Dollar Tree Stores, a discount retail chain, posted double-digit returns as cash-strapped consumers sought bargains. We trimmed our weighting, but owned a sizeable position at the end of the period.

W-H Energy Services, an oil field service company that manufactures a rotary steering tool for drilling, also delivered positive performance. The company announced that it was being acquired by Smith International, and we sold the stock soon after this announcement.

Infinity Property & Casualty, a leading nonstandard personal auto insurer, posted strong results. The company benefited from profitable underwriting related to the recent increase in auto insurance prices, and we held this stock at the end of the reporting period.

2

What factors were important as you positioned the Fund at period end?

Despite an extremely volatile year, we made no changes to the Fund’s time-tested strategy in 2008. Our bottom-up approach (focusing first on researching individual securities) continued to emphasize companies with positive free cash flow generation and attractive long-term potential. We believe that the actions of the Federal Reserve and Treasury during the fiscal year will have a positive impact on market liquidity in the future.

Fund basics
Delaware Small Cap Value Fund			As of Nov. 30, 2008
Fund objective	The Fund seeks capital appreciation.
Total Fund net assets	$298 million
Number of holdings	91
Fund start date	June 24, 1987

	Nasdaq symbols	CUSIPs
Class A	DEVLX	246097109
Class B	DEVBX	246097307
Class C	DEVCX	246097406
Class R	DVLRX	246097505
Institutional Class	DEVIX	246097208

3

Performance summary
Delaware Small Cap Value Fund	Nov. 30, 2008

The performance data quoted represent past performance; past performance does not guarantee future results. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. Please obtain the performance data for the most recent month end by calling 800 523-1918 or visiting our Web site at www.delawareinvestments.com/performance. Current performance may be lower or higher than the performance data quoted.

You should consider the investment objectives, risks, charges, and expenses of the investment company carefully before investing. The Delaware Small Cap Value Fund prospectus contains this and other important information about the investment company. Please request a prospectus through your financial advisor by calling 800 523-1918 or visiting our Web site at www.delawareinvestments.com. Read the prospectus carefully before you invest or send money.

Fund performance	Average annual total returns through Nov. 30, 2008
	1 year	5 years	10 years	Lifetime
Class A (Est. June 24, 1987)
Excluding sales charge	-34.55%	-0.94%	+4.79%	+9.75%
Including sales charge	-38.33%	-2.11%	+4.17%	+9.44%
Class B (Est. Sept. 6, 1994)
Excluding sales charge	-35.08%	-1.66%	+4.19%	+6.95%
Including sales charge	-37.41%	-1.93%	+4.19%	+6.95%
Class C (Est. Nov. 29, 1995)
Excluding sales charge	-35.05%	-1.65%	+4.05%	+6.30%
Including sales charge	-35.64%	-1.65%	+4.05%	+6.30%

Returns reflect the reinvestment of all distributions and any applicable sales charges as noted in the following paragraphs.

Performance for Class B and C shares, excluding sales charges, assumes either that contingent deferred sales charges did not apply or that the investment was not redeemed.

Expense limitations were in effect for all classes during the periods shown in the Fund performance chart and in the Performance of a $10,000 Investment chart. The current expenses for each class are listed on the “Fund expense ratios” table. (Note that all charts and graphs referred to in the “Performance summary” section of this report are found on pages 4 through 6.) Performance would have been lower had the expense limitation not been in effect.

The Fund offers Class A, B, C, R, and Institutional Class shares. Class A shares are sold with a maximum front-end sales charge of up to 5.75%, and have an annual distribution and service fee of up to 0.30% of average daily net assets.

Class B shares may only be purchased through dividend reinvestment and certain permitted exchanges as described in the prospectus. Please see the prospectus for additional information on Class B purchase and sales charges. Class B shares have a contingent

4

deferred sales charge that declines from 4.00% to zero depending on the period of time the shares are held. Class B shares will automatically convert to Class A shares on a quarterly basis approximately eight years after purchase. They are also subject to an annual distribution and service fee of up to 1.00% of average daily net assets.

Ten-year and lifetime performance figures for Class B shares reflect conversion to Class A shares after approximately eight years.

Class C shares are sold with a contingent deferred sales charge of 1.00% if redeemed during the first 12 months. They are also subject to an annual distribution and service fee of 1.00% of average daily net assets.

Please see the fee table in the prospectus and your financial professional for a more complete explanation of sales charges.

Class R shares were first made available June 2, 2003, and are available only for certain retirement plan products. They are sold without a sales charge and have an annual distribution and service fee of up to 0.60% of average daily net assets.

The Fund’s expense ratios, as described in the most recent prospectus, are disclosed in the “Fund expense ratios” table. Management has contracted to reimburse certain expenses and/or waive its management fees from April 1, 2008, through March 31, 2009. Please see the most recent prospectus for additional information on the fee waivers.

Fund expense ratios	Class A	Class B	Class C	Class R	Institutional Class
Total annual operating expense	1.42%	2.12%	2.12%	1.72%	1.12%
(without fee waivers)
Net expense ratio	1.37%	2.12%	2.12%	1.62%	1.12%
(including fee waivers, if any)*

*The applicable fee waivers are discussed in the text on pages 4 and 5.

The average annual total returns for the 1-year, 5-year, and lifetime (since June 2, 2003) periods ended Nov. 30, 2008, for Delaware Small Cap Value Fund Class R shares were -34.74%, -1.20%, and +2.45%, respectively.

The average annual total returns for the 1-year, 5-year, 10-year, and lifetime (since June 24, 1987) periods ended Nov. 30, 2008, for Delaware Small Cap Value Fund Institutional Class shares were -34.38%, -0.66%, +5.09%, and +9.99%, respectively. Institutional Class shares were first made available Nov. 9, 1992, and are available without sales or asset-based distribution charges only to certain eligible institutional accounts. Institutional Class performance prior to Nov. 9, 1992, is based on Class A performance and was adjusted to eliminate the sales charges, but not the asset-based distribution charge of Class A shares.

The “Fund performance” table and the “Performance of a $10,000 investment” graph do not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

In addition to the normal risks associated with investing, investments in small- and/or medium-sized company stocks typically exhibit greater risk, and higher volatility particularly in the short term, than those investing in larger, more established companies.

5

Performance summary
Delaware Small Cap Value Fund

Performance of a $10,000 investment
Average annual total returns from Nov. 30, 1998, through Nov. 30, 2008

For period beginning Nov. 30 1998, through Nov. 30, 2008	Starting value	Ending value
Russel 2000 Value Index	$10,000	$17,569
Delaware Small Cap Value Fund — Class A Shares	$9,425	$15,044

The chart assumes $10,000 invested in the Fund on Nov. 30, 1998, and includes the effect of a 5.75% front-end sales charge and the reinvestment of all distributions. Please note additional details on these fees in the “Performance summary” section of this report, which includes pages 4 through 6.

The chart also assumes $10,000 invested in the Russell 2000 Value Index as of Nov. 30, 1998. The Russell 2000 Value Index measures the performance of the small-cap value segment of the U.S. equity universe. It includes those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values. The S&P 500 Index, mentioned on page 1, measures the performance of 500 mostly large-cap stocks weighted by market value, and is often used to represent performance of the U.S. stock market. An index is unmanaged and does not reflect the costs of operating a mutual fund, such as the costs of buying, selling, and holding securities. You cannot invest directly in an index.

Past performance is not a guarantee of future results.

Performance of other Fund classes will vary due to different charges and expenses.

The chart does not reflect the deduction of taxes the shareholders would pay on Fund distributions or redemptions of Fund shares.

6

Disclosure of Fund expenses
For the period June 1, 2008 to November 30, 2008

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period June 1, 2008 to November 30, 2008.

Actual expenses

The first section of the table shown, “Actual Fund Return,” provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The second section of the table shown, “Hypothetical 5% Return,” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

8

In addition, if these transactional costs were included, your costs would have been higher. The Fund’s expenses shown in the table reflect fee waivers in effect. The expenses shown in the table assume reinvestment of all dividends and distributions.

Delaware Small Cap Value Fund
Expense analysis of an investment of $1,000

	Beginning	Ending		Expenses
	Account Value	Account Value	Annualized	Paid During Period
	6/1/08	11/30/08	Expense Ratios	6/1/08 to 11/30/08*
Actual Fund return
Class A	$1,000.00	$632.00	1.41%	$5.75
Class B	1,000.00	629.60	2.16%	8.80
Class C	1,000.00	629.80	2.16%	8.80
Class R	1,000.00	631.20	1.66%	6.77
Institutional Class	1,000.00	632.90	1.16%	4.74
Hypothetical 5% return (5% return before expenses)
Class A	$1,000.00	$1,017.95	1.41%	$7.11
Class B	1,000.00	1,014.20	2.16%	10.88
Class C	1,000.00	1,014.20	2.16%	10.88
Class R	1,000.00	1,016.70	1.66%	8.37
Institutional Class	1,000.00	1,019.20	1.16%	5.86

*“Expenses Paid During Period” are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

9

Sector allocation and top 10 holdings
Delaware Small Cap Value Fund	As of November 30, 2008

Sector designations may differ from sector designations presented in other Fund materials. The sector designations may represent the investment manager’s internal sector classifications, which may result in the sector designations for one Fund being different than another Fund’s sector designations.

Sector	Percentage of net assets
Common Stock²	94.20%
Basic Industry	7.15%
Business Services	3.13%
Capital Spending	7.55%
Consumer Cyclical	1.50%
Consumer Services	12.13%
Consumer Staples	1.81%
Energy	6.12%
Financial Services	30.45%
Health Care	4.54%
Real Estate	4.24%
Technology	10.29%
Transportation	2.62%
Utilities	2.67%
Repurchase Agreement	6.36%
Securities Lending Collateral	10.86%
Total Value of Securities	111.42%
Obligation to Return Securities Lending Collateral	(11.27%)
Liabilities Net of Receivables and Other Assets	(0.15%)
Total Net Assets	100.00%

²Narrow industries are utilized for compliance purposes for diversification whereas broad sectors are used for financial reporting.

10

Holdings are for informational purposes only and are subject to change at any time. They are not a recommendation to buy, sell, or hold any security.

Top 10 Holdings	Percentage of net assets
Berkley (W.R.)	2.92%
Selective Insurance Group	2.58%
Platinum Underwriters Holdings	2.52%
Bank of Hawaii	2.26%
Infinity Property & Casualty	2.02%
Dollar Tree Stores	1.99%
Harleysville Group	1.95%
FMC	1.92%
Washington Real Restate Investment Trust	1.92%
NTB Bancorp	1.90%

11

Statement of net assets
Delaware Small Cap Value Fund	November 30, 2008

		Number of shares	Value
Common Stock – 94.20%²
Basic Industry – 7.15%
*	Albemarle	181,700	$3,693,961
*	Arch Coal	66,400	1,021,232
†	Crown Holdings	273,900	4,396,098
	Cytec Industries	90,100	1,984,903
	FMC	131,100	5,729,070
	Kaiser Aluminum	52,800	1,114,608
	Valspar	173,300	3,400,146
			21,340,018
Business Services – 3.13%
	Brink’s	132,900	2,893,233
†	Brinks Home Security Holding	132,900	2,658,000
†	United Stationers	118,959	3,784,086
			9,335,319
Capital Spending – 7.55%
*	Actuant Class A	225,000	4,036,500
†*	Casella Waste Systems	99,700	499,497
†	Colfax	38,700	369,972
†	Gardner Denver	126,300	3,125,925
	Harsco	107,100	2,693,565
	Insteel Industries	161,400	1,575,264
	Mueller Water Products Class B	164,588	976,007
*	Regal Beloit	73,100	2,459,084
	Timken	146,100	2,119,911
*	Wabtec	55,700	2,149,463
*	Walter Industries	138,300	2,522,592
			22,527,780
Consumer Cyclical – 1.50%
	MDC Holdings	143,900	4,460,900
			4,460,900
Consumer Services – 12.13%
*	Advance Auto Parts	104,000	3,157,440
	Cato Class A	300,800	4,199,168
†*	CEC Entertainment	139,900	2,407,679
†*	Dollar Tree Stores	139,800	5,921,928
†	Genesco	94,500	1,271,970
†	Jack in the Box	146,700	2,567,250
	Men’s Wearhouse	191,500	2,037,560

12

		Number of shares	Value
Common Stock (continued)
Consumer Services (continued)
*	Meredith	82,900	$1,338,006
	PETsMART	156,400	2,744,820
*	Ross Stores	175,300	4,645,450
*	Stage Stores	208,500	1,205,130
†	Warnaco Group	85,000	1,521,500
	Wolverine World Wide	109,450	2,109,102
†	Zale	175,800	1,042,494
			36,169,497
Consumer Staples – 1.81%
	American Greetings Class A	193,400	2,227,968
	Del Monte Foods	537,000	3,179,040
			5,407,008
Energy – 6.12%
†*	Grey Wolf	581,600	3,187,168
†*	Hercules Offshore	166,876	971,218
†	Newfield Exploration	171,700	3,876,986
*	Southwest Gas	182,100	4,716,390
†	Whiting Petroleum	143,500	5,496,050
			18,247,812
Financial Services – 30.45%
	Bank of Hawaii	151,300	6,749,493
	Berkley (W.R.)	306,600	8,716,638
	Boston Private Financial Holdings	324,800	2,244,368
	Colonial BancGroup	344,900	865,699
	Community Bank System	105,500	2,432,830
	CVB Financial	153,200	1,720,436
	East West Bancorp	324,100	4,796,680
	First Midwest Bancorp	200,600	3,693,046
	Hancock Holding	115,100	4,961,961
*	Harleysville Group	154,700	5,829,096
	Independent Bank	129,600	3,070,224
	Infinity Property & Casualty	131,500	6,034,535
	IPC Holdings	133,000	3,724,000
	NBT Bancorp	213,800	5,669,976
	Platinum Underwriters Holdings	244,400	7,510,412
	Provident Bankshares	263,600	2,483,112
	S&T Bancorp	72,100	2,450,679
*	Selective Insurance Group	335,100	7,693,896

13

Statement of net assets
Delaware Small Cap Value Fund

		Number of shares	Value
Common Stock (continued)
Financial Services (continued)
*	StanCorp Financial Group	89,300	$2,974,583
	Sterling Bancshares	555,900	3,724,530
	Sterling Financial	229,768	1,222,366
	Wesbanco	87,400	2,257,542
			90,826,102
Health Care – 4.54%
	Hill-Rom Holdings	86,400	1,774,656
*	Service Corp International	562,100	3,271,422
*	STERIS	175,500	4,852,575
*	Universal Health Services Class B	98,400	3,655,560
			13,554,213
Real Estate – 4.24%
*	Brandywine Realty Trust	252,937	1,244,450
*	Education Realty Trust	203,400	909,198
	Highwoods Properties	200,600	4,790,328
	Washington Real Estate Investment Trust	215,800	5,712,226
			12,656,202
Technology – 10.29%
†	Brocade Communications Systems	351,200	1,130,864
†	Checkpoint Systems	162,700	1,880,812
†	Cirrus Logic	703,700	2,969,614
†	Compuware	399,600	2,537,460
†*	Parametric Technology	295,500	3,415,980
†	Premiere Global Services	285,150	1,739,415
*	QAD	218,000	887,260
†*	Sybase	139,400	3,434,816
†*	Syniverse Holdings	200,600	1,959,862
†	Synopsys	284,800	4,565,344
†	Tech Data	233,900	4,079,216
†	Vishay Intertechnology	483,000	2,105,880
			30,706,523
Transportation – 2.62%
*	Alexander & Baldwin	164,800	4,260,080
†	Kirby	98,800	2,512,484
†	Saia	115,200	1,026,432
			7,798,996

14

	Number of shares	Value
Common Stock (continued)
Utilities – 2.67%
* Black Hills	73,500	$1,897,035
† El Paso Electric	253,000	4,559,060
* Otter Tail	80,400	1,510,716
		7,966,811
Total Common Stock (cost $350,352,684)		280,997,181

	Principal amount
Repurchase Agreement** – 6.36%
BNP Paribas 0.20%, dated 11/28/08, to be repurchased
on 12/1/08, repurchase price $18,972,316
(collateralized by U.S. Government obligations,
6/4/09; with market value $19,601,293)	$18,972,000	18,972,000
Total Repurchase Agreement (cost $18,972,000)		18,972,000

Total Value of Securities Before Securities Lending
Collateral – 100.56% (cost $369,324,684)		299,969,181

	Number of shares
Securities Lending Collateral*** – 10.86%
Investment Companies
Mellon GSL DBT II Collateral Fund	33,235,634	32,351,566
=Mellon GSL DBT II Liquidation Trust	392,139	32,155
Total Securities Lending Collateral
(cost $33,627,773)		32,383,721

Total Value of Securities – 111.42%
(cost $402,952,457)		332,352,902 ©
Obligation to Return Securities Lending
Collateral*** – (11.27%)		(33,627,773)
Liabilities Net of Receivables and
Other Assets – (0.15%)		(441,061)
Net Assets Applicable to 14,322,660
Shares Outstanding – 100.00%		$298,284,068

15

Statement of net assets
Delaware Small Cap Value Fund

Net Asset Value – Delaware Small Cap Value Fund
Class A ($205,439,545 / 9,627,216 Shares)	$21.34
Net Asset Value – Delaware Small Cap Value Fund
Class B ($21,825,386 / 1,140,740 Shares)	$19.13
Net Asset Value – Delaware Small Cap Value Fund
Class C ($44,338,836 / 2,318,533 Shares)	$19.12
Net Asset Value – Delaware Small Cap Value Fund
Class R ($12,760,731 / 608,453 Shares)	$20.97
Net Asset Value – Delaware Small Cap Value Fund
Institutional Class ($13,919,570 / 627,718 Shares)	$22.17

Components of Net Assets at November 30, 2008:
Shares of beneficial interest (unlimited authorization – no par)	$369,092,132
Undistributed net investment income	459,074
Accumulated net realized loss on investments	(667,583)
Net unrealized depreciation of investments	(70,599,555)
Total net assets	$298,284,068

²	Narrow industries are utilized for compliance purposes for diversification whereas broad sectors are used for financial reporting.
†	Non income producing security.
=	Security is being fair valued in accordance with the Fund’s fair valuation policy. At November 30, 2008, the aggregate amount of fair valued securities was $32,155, which represented 0.01% of the Fund’s net assets. See Note 1 in “notes to financial statements.”
*	Fully or partially on loan.
**	See Note 1 in “Notes to financial statements.”
***	See Note 8 in “Notes to financial statements.”
©	Includes $31,943,385 of securities loaned.

Net Asset Value and Offering Price Per Share –
Delaware Small Cap Value Fund
Net asset value Class A (A)	$21.34
Sales charge (5.75% of offering price) (B)	1.30
Offering price	$22.64

(A)	Net asset value per share, as illustrated, is the amount which would be paid upon redemption or repurchase of shares.
(B)	See the current prospectus for purchases of $50,000 or more.

See accompanying notes

16

Statement of operations
Delaware Small Cap Value Fund	Year Ended November 30, 2008

Investment Income:
Dividends	$6,939,786
Interest	280,072
Securities lending income	770,562	$7,990,420

Expenses:
Management fees	3,534,187
Distribution expenses – Class A	955,306
Distribution expenses – Class B	391,178
Distribution expenses – Class C	725,281
Distribution expenses – Class R	112,238
Dividend disbursing and transfer agent fees and expenses	1,674,340
Accounting and administration expenses	188,720
Reports and statements to shareholders	87,087
Registration fees	72,152
Legal and professional fees	67,290
Audit & Tax	60,653
Trustees’ fees	29,230
Custodian fees	13,738
Insurance fees	12,306
Consulting	7,053
Dues and services	6,442
Pricing fees	3,060
Taxes (other than taxes on income)	2,501
Trustees’ expenses	2,003	7,944,765
Less fees waived		(121,474)
Less waiver of distribution expenses – Class A		(159,718)
Less waiver of distribution expenses – Class R		(18,662)
Less expenses paid indirectly		(1,062)
Total expenses		7,643,849
Net Investment Income		346,571

Net Realized and Unrealized Loss on Investments:
Net realized loss on investments		(283,632)
Net change in unrealized appreciation/depreciation of investments		(169,042,827)
Net Realized and Unrealized Loss on Investments		(169,326,459)

Net Decrease in Net Assets Resulting from Operations		$(168,979,888)

See accompanying notes

17

Statements of changes in net assets
Delaware Small Cap Value Fund

	Year Ended
	11/30/08	11/30/07
Increase (Decrease) in Net Assets from Operations:
Net investment income (loss)	$346,571	$(2,421,917)
Net realized gain (loss) on investments and
foreign currencies	(283,632)	56,029,521
Net change in unrealized
appreciation/depreciation of investments	(169,042,827)	(97,258,265)
Net decrease in net assets resulting from operations	(168,979,888)	(43,650,661)

Dividends and Distributions to Shareholders from:
Net realized gain on investments:
Class A	(36,249,009)	(38,697,231)
Class B	(5,369,287)	(7,487,846)
Class C	(9,806,574)	(12,118,767)
Class R	(2,003,395)	(1,670,691)
Institutional Class	(2,385,198)	(2,825,209)
	(55,813,463)	(62,799,744)

Capital Share Transactions:
Proceeds from shares sold:
Class A	44,883,012	58,097,755
Class B	365,548	1,197,141
Class C	6,866,414	6,957,838
Class R	7,231,904	15,645,466
Institutional Class	4,930,839	7,208,827

Net asset value of shares issued upon reinvestment
of dividends and distributions:
Class A	34,396,594	36,524,727
Class B	5,029,038	6,972,418
Class C	9,210,483	11,396,318
Class R	2,003,388	1,670,616
Institutional Class	2,364,526	2,798,205
	117,281,746	148,469,311

18

	Year Ended
	11/30/08	11/30/07
Capital Share Transactions (continued):
Cost of shares repurchased:
Class A	$(111,709,459)	$(131,609,980)
Class B	(19,676,154)	(36,484,190)
Class C	(33,121,658)	(46,345,644)
Class R	(8,648,107)	(13,383,734)
Institutional Class	(9,724,384)	(16,190,231)
	(182,879,762)	(244,013,779)
Decrease in net assets derived from capital share transactions	(65,598,016)	(95,544,468)
Net Decrease in Net Assets	(290,391,367)	(201,994,873)

Net Assets:
Beginning of year	588,675,435	790,670,308
End of year (including undistributed net investment
income of $459,074 and $—, respectively)	$298,284,068	$588,675,435

See accompanying notes

19

Financial highlights
Delaware Small Cap Value Fund Class A

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income (loss)[1]
Net realized and unrealized gain (loss) on investments
Total from investment operations

Less dividends and distributions:
From net realized gain on investments
Total dividends and distributions

Net asset value, end of period

Total return[2]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets
Ratio of expenses to average net assets
prior to fees waived and expense paid indirectly
Ratio of net investment income (loss) to average net assets
Ratio of net investment income (loss) to average net assets
prior to fees waived and expense paid indirectly
Portfolio turnover

[1] The average shares outstanding method has been applied for per share information.

[2] Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects waivers by the manager and distributor, as applicable. Performance would have been lower had the waivers not been in effect.

See accompanying notes

20

Year Ended
11/30/08	11/30/07	11/30/06	11/30/05	11/30/04
$36.000	$41.970	$39.110	$39.640	$35.220

0.072	(0.050)	(0.047)	(0.075)	(0.105)
(11.314)	(2.647)	5.960	4.170	6.879
(11.242)	(2.697)	5.913	4.095	6.774

(3.418)	(3.273)	(3.053)	(4.625)	(2.354)
(3.418)	(3.273)	(3.053)	(4.625)	(2.354)

$21.340	$36.000	$41.970	$39.110	$39.640

(34.55% )	(6.90% )	16.26%	11.42%	20.52%

$205,439	$389,129	$493,193	$409,567	$270,332
1.44%	1.37%	1.41%	1.44%	1.54%

1.52%	1.42%	1.44%	1.44%	1.54%
0.25%	(0.12% )	(0.12% )	(0.20% )	(0.30% )

0.17%	(0.17% )	(0.15% )	(0.20% )	(0.30% )
13%	23%	36%	33%	35%

21

Financial highlights
Delaware Small Cap Value Fund Class B

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment loss[1]
Net realized and unrealized gain (loss) on investments
Total from investment operations

Less dividends and distributions from:
Net realized gain on investments
Total dividends and distributions

Net asset value, end of period

Total return[2]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets
Ratio of expenses to average net assets
prior to fees waived and expense paid indirectly
Ratio of net investment loss to average net assets
Ratio of net investment loss to average net assets
prior to fees waived and expense paid indirectly
Portfolio turnover

[1] The average shares outstanding method has been applied for per share information.

[2] Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects a waiver by the manager, as applicable. Performance would have been lower had the waiver not been in effect.

See accompanying notes

22

Year Ended
11/30/08	11/30/07	11/30/06	11/30/05	11/30/04
$32.860	$38.860	$36.690	$37.690	$33.820

(0.127)	(0.314)	(0.306)	(0.311)	(0.334)
(10.185)	(2.413)	5.529	3.936	6.558
(10.312)	(2.727)	5.223	3.625	6.224

(3.418)	(3.273)	(3.053)	(4.625)	(2.354)
(3.418)	(3.273)	(3.053)	(4.625)	(2.354)

$19.130	$32.860	$38.860	$36.690	$37.690

(35.08% )	(7.59% )	15.38%	10.68%	19.69%

$21,825	$54,684	$94,495	$110,684	$111,348
2.19%	2.12%	2.14%	2.14%	2.24%

2.22%	2.12%	2.14%	2.14%	2.24%
(0.50% )	(0.87% )	(0.85% )	(0.90% )	(1.00% )

(0.53% )	(0.87% )	(0.85% )	(0.90% )	(1.00% )
13%	23%	36%	33%	35%

23

Financial highlights
Delaware Small Cap Value Fund Class C

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment loss[1]
Net realized and unrealized gain (loss) on investments
Total from investment operations

Less dividends and distributions from:
Net realized gain on investments
Total dividends and distributions

Net asset value, end of period

Total return[2]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets
Ratio of expenses to average net assets
prior to fees waived and expense paid indirectly
Ratio of net investment loss to average net assets
Ratio of net investment loss to average net assets
prior to fees waived and expense paid indirectly
Portfolio turnover

[1] The average shares outstanding method has been applied for per share information.

[2] Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects a waiver by the manager, as applicable. Performance would have been lower had the waiver not been in effect.

See accompanying notes

24

Year Ended
11/30/08	11/30/07	11/30/06	11/30/05	11/30/04
$32.850	$38.840	$36.670	$37.680	$33.810

(0.126)	(0.314)	(0.306)	(0.313)	(0.333)
(10.186)	(2.403)	5.529	3.928	6.557
(10.312)	(2.717)	5.223	3.615	6.224

(3.418)	(3.273)	(3.053)	(4.625)	(2.354)
(3.418)	(3.273)	(3.053)	(4.625)	(2.354)

$19.120	$32.850	$38.840	$36.670	$37.680

(35.05% )	(7.56% )	15.39%	10.65%	19.69%

$44,339	$97,428	$145,385	$119,968	$66,313
2.19%	2.12%	2.14%	2.14%	2.24%

2.22%	2.12%	2.14%	2.14%	2.24%
(0.50% )	(0.87% )	(0.85% )	(0.90% )	(1.00% )

(0.53% )	(0.87% )	(0.85% )	(0.90% )	(1.00% )
13%	23%	36%	33%	35%

25

Financial highlights
Delaware Small Cap Value Fund Class R

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment loss[1]
Net realized and unrealized gain (loss) on investments
Total from investment operations

Less dividends and distributions from:
Net realized gain on investments
Total dividends and distributions

Net asset value, end of period

Total return[2]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets
Ratio of expenses to average net assets
prior to fees waived and expense paid indirectly
Ratio of net investment loss to average net assets
Ratio of net investment loss to average net assets
prior to fees waived and expense paid indirectly
Portfolio turnover

[1] The average shares outstanding method has been applied for per share information.

[2] Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects waivers by the manager and distributor, as applicable. Performance would have been lower had the waivers not been in effect.

See accompanying notes

26

Year Ended
11/30/08	11/30/07	11/30/06	11/30/05	11/30/04
$35.530	$41.550	$38.840	$39.480	$35.190

(0.002)	(0.146)	(0.138)	(0.169)	(0.209)
(11.140)	(2.601)	5.901	4.154	6.853
(11.142)	(2.747)	5.763	3.985	6.644

(3.418)	(3.273)	(3.053)	(4.625)	(2.354)
(3.418)	(3.273)	(3.053)	(4.625)	(2.354)

$20.970	$35.530	$41.550	$38.840	$39.480

(34.74% )	(7.11% )	15.97%	11.15%	20.15%

$12,761	$21,126	$20,564	$10,574	$4,539
1.69%	1.62%	1.64%	1.70%	1.84%

1.82%	1.72%	1.74%	1.74%	1.84%
—	(0.37% )	(0.35% )	(0.46% )	(0.60% )

(0.13% )	(0.47% )	(0.45% )	(0.50% )	(0.60% )
13%	23%	36%	33%	35%

27

Financial highlights
Delaware Small Cap Value Fund Institutional Class

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income[1]
Net realized and unrealized gain (loss) on investments
Total from investment operations

Less dividends and distributions:
From net realized gain on investments
Total dividends and distributions

Net asset value, end of period

Total return[2]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets
Ratio of expenses to average net assets
prior to fees waived and expense paid indirectly
Ratio of net investment income to average net assets
Ratio of net investment income to average net assets
prior to fees waived and expense paid indirectly
Portfolio turnover

[1] The average shares outstanding method has been applied for per share information.

[2] Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects a waiver by the manager, as applicable. Performance would have been lower had the waiver not been in effect.

See accompanying notes

28

Year Ended
11/30/08	11/30/07	11/30/06	11/30/05	11/30/04
$37.190	$43.140	$40.020	$40.350	$35.700

0.148	0.049	0.058	0.036	—
(11.750)	(2.726)	6.115	4.259	7.004
(11.602)	(2.677)	6.173	4.295	7.004

(3.418)	(3.273)	(3.053)	(4.625)	(2.354)
(3.418)	(3.273)	(3.053)	(4.625)	(2.354)

$22.170	$37.190	$43.140	$40.020	$40.350

(34.38% )	(6.65% )	16.56%	11.77%	20.88%

$13,920	$26,308	$37,033	$30,918	$23,731
1.19%	1.12%	1.14%	1.14%	1.24%

1.22%	1.12%	1.14%	1.14%	1.24%
0.50%	0.13%	0.15%	0.10%	—

0.47%	0.13%	0.15%	0.10%	—
13%	23%	36%	33%	35%

29

Notes to financial statements
Delaware Small Cap Value Fund	November 30, 2008

Delaware Group® Equity Funds V (Trust) is organized as a Delaware statutory trust and offers three series: Delaware Dividend Income Fund, Delaware Small-Cap Core Fund, and Delaware Small Cap Value Fund. These financial statements and the related notes pertain to Delaware Small Cap Value Fund (Fund). The Trust is an open-end investment company. The Fund is considered diversified under the Investment Company Act of 1940, as amended, and offers Class A, Class B, Class C, Class R, and Institutional Class shares. Class A shares are sold with a maximum front-end sales charge of up to 5.75%. Class A share purchases of $1,000,000 or more will incur a contingent deferred sales charge (CDSC) of 1% if redeemed during the first year and 0.50% during the second year, provided that Delaware Distributors, L.P. (DDLP) paid a financial advisor a commission on the purchase of those shares. Class B shares may only be purchased through dividend reinvestment and certain permitted exchanges. Prior to June 1, 2007, Class B shares were sold with a CDSC that declined from 4% to zero depending upon the period of time the shares were held. Class B shares will automatically convert to Class A shares on a quarterly basis approximately eight years after purchase. Class C shares are sold with a CDSC of 1%, if redeemed during the first 12 months. Class R and Institutional Class shares are not subject to a sales charge and are offered for sale exclusively to certain eligible investors.

The investment objective of the Fund is to seek capital appreciation.

1. Significant Accounting Policies

The following accounting policies are in accordance with U.S. generally accepted accounting principles and are consistently followed by the Fund.

Security Valuation — Equity securities, except those traded on the Nasdaq Stock Market, Inc. (Nasdaq), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange (NYSE) on the valuation date. Securities traded on the Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If on a particular day an equity security does not trade, then the mean between the bid and ask prices will be used. Short-term debt securities having less than 60 days to maturity are valued at amortized cost, which approximates market value. Investment companies are valued at net asset value per share. Generally, other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Fund’s Board of Trustees (Board). In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures or suspension of trading in a security. The Fund may use fair value pricing more frequently for securities traded primarily in non-U.S. markets because, among other things, most foreign markets close well before the Fund values its securities at 4:00 p.m. Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, government actions or pronouncements, aftermarket trading or new events, may have occurred in the interim. To account for this, the Fund may frequently value foreign securities using fair value prices based on third-party vendor modeling tools (“international fair value pricing”).

30

Federal Income Taxes — The Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. Accordingly, no provision for federal income taxes has been made in the financial statements.

Effective May 30, 2008, the Fund adopted FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented, and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. The adoption of FIN 48 did not result in the recording of any tax benefit or expense in the current period.

Class Accounting — Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Repurchase Agreements — The Fund may invest in a pooled cash account along with other members of the Delaware Investments® Family of Funds pursuant to an exemptive order issued by the Securities and Exchange Commission. The aggregate daily balance of the pooled cash account is invested in repurchase agreements secured by obligations of the U.S. government. The respective collateral is held by the Fund’s custodian bank until the maturity of the respective repurchase agreements. Each repurchase agreement is at least 102% collateralized. However, in the event of default or bankruptcy by the counterparty to the agreement, realization of the collateral may be subject to legal proceedings.

Use of Estimates — The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that may affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Other — Expenses directly attributable to the Fund are charged directly to the Fund. Other expenses common to various funds within the Delaware Investments® Family of Funds are generally allocated amongst such funds on the basis of average net assets. Management fees and some other expenses are paid monthly. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Distributions received from investments in Real Estate Investment Trusts (REITs) are recorded as dividend income on the ex-dividend date, subject to reclassification upon notice of the character of such distributions by the issuer. The financial statements reflect

31

Notes to financial statements
Delaware Small Cap Value Fund

1. Significant Accounting Policies (continued)

an estimate of the reclassification of the distribution character. The Fund declares and pays dividends from net investment income and distributions from net realized gains on investments, if any, annually.

Subject to seeking best execution, the Fund may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commission to the Fund in cash. Such commission rebates are included in realized gain on investments in the accompanying financial statements and totaled $1,714 for the year ended November 30, 2008. In general, best execution refers to many factors, including the price paid or received for a security, the commission charged, the promptness and reliability of execution, the confidentiality and placement accorded the order, and other factors affecting the overall benefit obtained by the Fund on the transaction.

The Fund receives earnings credits from its custodian when positive cash balances are maintained, which are used to offset custody fees. The expense paid under this arrangement is included in custodian fees on the statement of operations with the corresponding expense offset shown as “expense paid indirectly.”

2. Investment Management, Administration Agreements and Other Transactions with Affiliates

In accordance with the terms of its investment management agreement, the Fund pays Delaware Management Company (DMC), a series of Delaware Management Business Trust and the investment manager, an annual fee which is calculated daily at the rate of 0.75% on the first $500 million of average daily net assets of the Fund, 0.70% on the next $500 million, 0.65% on the next $1.5 billion, and 0.60% on average daily net assets in excess of $2.5 billion.

Effective April 1, 2008, DMC has contractually agreed to waive that portion, if any, of its management fee and reimburse the Fund to the extent necessary to ensure that total annual operating expenses (excluding any 12b-1 plan expenses, taxes, interest, inverse floater program expenses, brokerage fees, certain insurance costs, and non-routine expenses or costs including, but not limited to, those relating to reorganizations, litigation, conducting shareholder meetings, and liquidations (collectively, “non-routine expenses”)) do not exceed 1.16% of average daily net assets of the Fund through March 31, 2009. For purposes of this waiver and reimbursement, non-routine expenses may also include such additional costs and expenses, as may be agreed upon from time to time by the Fund’s Board and DMC. This expense waiver and reimbursement apply only to expenses paid directly by the Fund.

Delaware Service Company, Inc. (DSC), an affiliate of DMC, provides fund accounting and financial administration oversight services to the Fund. For these services, the Fund pays DSC fees based on the aggregate daily net assets of the Delaware Investments® Family of Funds at the following annual rate: 0.0050% of the first $30 billion; 0.0045% of the next $10 billion; 0.0040% of the next $10 billion; and 0.0025% of aggregate average daily net assets in excess of $50 billion. The

32

fees payable to DSC under the service agreement described above are allocated among all Funds in the Delaware Investments® Family of Funds on a relative net asset value basis. For the year ended November 30, 2008, the Fund was charged $23,590 for these services.

DSC also provides dividend disbursing and transfer agency services. The Fund pays DSC a monthly fee based on the number of shareholder accounts for dividend disbursing and transfer agent services.

Pursuant to a distribution agreement and distribution plan, the Fund pays DDLP, the distributor and an affiliate of DMC, an annual distribution and service fee not to exceed 0.30% of the average daily net assets of the Class A shares, 1.00% of the average daily net assets of the Class B and C shares and 0.60% of the average daily net assets of Class R shares. Institutional Class shares pay no distribution and service expenses. DDLP has contracted to waive distribution and service fees through March 31, 2009, in order to prevent distribution and service fees of Class A and Class R shares from exceeding 0.25% and 0.50%, respectively, of average daily net assets.

At November 30, 2008, the Fund had liabilities payable to affiliates as follows:

Investment management fee payable to DMC	$191,238
Dividend disbursing, transfer agent and fund accounting
oversight fees and other expenses payable to DSC	126,749
Distribution fees payable to DDLP	102,800
Other expenses payable to DMC and affiliates*	8,470

*DMC, as part of its administrative services, pays operating expenses on behalf of the Fund and is reimbursed on a periodic basis. Such expenses include items such as printing of shareholder reports, fees for audit, legal and tax services, registration fees and trustees’ fees.

As provided in the investment management agreement, the Fund bears the cost of certain legal and tax services, including internal legal and tax services provided to the Fund by DMC and/or its affiliates’ employees. For the year ended November 30, 2008, the Fund was charged $32,218 for internal legal and tax services provided by DMC and/or its affiliates’ employees.

For the year ended November 30, 2008, DDLP earned $22,745 for commissions on sales of the Fund’s Class A shares. For the year ended November 30, 2008, DDLP received gross CDSC commissions of $637, $54,702 and $4,923 on redemption of the Fund’s Class A, Class B and Class C shares, respectively, and these commissions were entirely used to offset up-front commissions previously paid by DDLP to broker-dealers on sales of those shares.

Trustees’ fees include expenses accrued by the Fund for each Trustee’s retainer and meeting fees. Certain officers of DMC, DSC and DDLP are officers and/or Trustees of the Trust. These officers and trustees are paid no compensation by the Fund.

33

Notes to financial statements
Delaware Small Cap Value Fund

3. Investments

For the year ended November 30, 2008, the Fund made purchases of $61,644,029 and sales of $197,109,995 of investment securities other than short-term investments.

At November 30, 2008, the cost of investments for federal income purposes was $403,236,086. At November 30, 2008, net unrealized depreciation was $70,883,184, of which $35,598,828 related to unrealized appreciation of investments and $106,482,012 related to unrealized depreciation of investments.

Effective December 1, 2007, the Fund adopted Financial Accounting Standards No. 157, Fair Value Measurements (FAS 157). FAS 157 defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. FAS 157 also establishes a framework for measuring fair value, and a three level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. The Fund’s investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

Level 1 – inputs are quoted prices in active markets
Level 2 – inputs are observable, directly or indirectly
Level 3 – inputs are unobservable and reflect assumptions on the part of the reporting entity

The following table summarizes the valuation of the Fund’s investments by the above FAS 157 fair value hierarchy levels as of November 30, 2008:

Level	Securities
Level 1	$299,969,181
Level 2	32,351,566
Level 3	32,155
Total	$332,352,902

34

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

Securities
Balance as of 11/30/07	$—
Net change in unrealized appreciation/depreciation	(359,984)
Net transfers in and/or out of Level 3	392,139
Balance as of 11/30/08	$32,155

4. Dividend and Distribution Information

Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles. Additionally, distributions from net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the years ended November 30, 2008 and 2007 was as follows:

	Year Ended
	11/30/08	11/30/07
Ordinary Income	$316,226	$14,551,917
Long-term capital gain	55,497,237	48,247,827
Total	$55,813,463	$62,799,744

5. Components of Net Assets on a Tax Basis

As of November 30, 2008, the components of net assets on a tax basis were as follows:

Shares of beneficial interest	$369,092,132
Undistributed ordinary income	459,074
Capital loss carryforward	(383,954)
Unrealized depreciation of investments	(70,883,184)
Net assets	$298,284,068

The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses on wash sales. The undistributed earnings for the Fund are estimated pending final notification of the tax character of distributions received from investments in REITs.

35

Notes to financial statements
Delaware Small Cap Value Fund

5. Components of Net Assets on a Tax Basis (continued)

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Reclassifications are primarily due to tax treatment of net operating losses and dividends and distributions. Results of operations and net assets were not affected by these reclassifications. For the year ended November 30, 2008, the Fund recorded the following reclassifications.

Undistributed net investment income	$112,503
Accumulated net realized loss	316,226
Paid-in capital	(428,729)

For federal income tax purposes, capital loss carryforwards may be carried forward and applied against future capital gains. Capital loss carryforwards remaining at November 30, 2008 will expire as follows: $383,954 expires in 2016.

6. Capital Shares

Transactions in capital shares were as follows:

	Year Ended
	11/30/08	11/30/07
Shares sold:
Class A	1,465,800	1,463,749
Class B	13,363	32,759
Class C	258,185	192,771
Class R	244,933	397,624
Institutional Class	156,706	177,796

Shares issued upon reinvestment of dividends and distributions:
Class A	1,044,854	952,637
Class B	169,157	197,855
Class C	310,013	323,483
Class R	61,776	44,056
Institutional Class	69,300	70,822
	3,794,087	3,853,552
Shares repurchased:
Class A	(3,691,741)	(3,360,466)
Class B	(705,823)	(998,258)
Class C	(1,215,902)	(1,292,964)
Class R	(292,915)	(341,947)
Institutional Class	(305,651)	(399,673)
	(6,212,032)	(6,393,308)
Net decrease	(2,417,945)	(2,539,756)

36

For the years ended November 30, 2008 and 2007, 202,901 Class B shares were converted to 183,322 Class A shares valued at $5,984,507 and 357,349 Class B shares were converted to 328,289 Class A shares valued at $13,268,291, respectively. The respective amounts are included in Class B redemptions and Class A subscriptions in the table above and the Statement of changes in the net assets.

7. Line of Credit

The Fund, along with certain other funds in the Delaware Investments® Family of Funds (Participants), was a participant in a $225,000,000 revolving line of credit with The Bank of New York Mellon (BNY Mellon) to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. Under the agreement, Participants were charged an annual commitment fee, which was allocated across the Participants on the basis of each Participant’s allocation of the entire facility. Participants were permitted to borrow up to a maximum of one third of their net assets under the agreement. The agreement expired on November 18, 2008. The Fund had no loans outstanding as of November 30, 2008, or at any time during the year then ended.

Effective November 18, 2008, the Fund along with the other Participants entered into an amendment to the agreement with BNY Mellon for a $35,000,000 revolving line of credit. The agreement, as amended, is to be used as described above and operates in substantially the same manner as the original agreement. The agreement, as amended, expires on November 17, 2009.

8. Securities Lending

The Fund, along with other funds in the Delaware Investments® Family of Funds, may lend their securities pursuant to a security lending agreement (Lending Agreement) with BNY Mellon. With respect to each loan, if the aggregate market value of securities collateral held plus cash collateral received on any business day is less than the aggregate market value of the securities which are the subject of such loan, the borrower will be notified to provide additional collateral not less than the applicable collateral requirements. Cash collateral received is generally invested in the Mellon GSL DBT II Collateral Fund (the “Collective Trust”) established by BNY Mellon for the purpose of investment on behalf of clients participating in its securities lending programs. The Collective Trust invests in fixed income securities, with a weighted average maturity not to exceed 90 days, rated in one of the top three tiers by Standard & Poor’s Ratings Group or Moody’s Investors Service, Inc. or repurchase agreements collateralized by such securities. The Collective Trust seeks to maintain a net asset value per unit of $1.00, but there can be no assurance that it will always be able to do so. The Fund may incur investment losses as a result of investing securities lending collateral in the Collective Trust. This could occur if an investment in the Collective Trust defaulted or if it were necessary to liquidate assets in the Collective Trust to meet returns on outstanding security loans at a time when the Collective Trust’s net asset value per unit was less than $1.00. Under those circumstances, the Fund may not receive an amount from the Collective Trust that is equal in amount to the collateral the Fund would be required to return to the borrower of the securities and the Fund would be required to make up for this shortfall. During the year ended November 30, 2008, BNY Mellon transferred certain distressed securities from

37

Notes to financial statements
Delaware Small Cap Value Fund

8. Securities Lending (continued)

the Collective Trust into the Mellon GSL DBT II Liquidation Trust. The Fund can also accept U.S. government securities and letters of credit (non-cash collateral) in connection with securities loans. In the event of default or bankruptcy by the lending agent, realization and/or retention of the collateral may be subject to legal proceedings. In the event the borrower fails to return loaned securities and the collateral received is insufficient to cover the value of the loaned securities and provided such collateral shortfall is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Fund, or at the discretion of the lending agent, replace the loaned securities. The Fund continues to record dividends or interest, as applicable, on the securities loaned and are subject to change in value of the securities loaned that may occur during the term of the loan. The Fund has the right under the Lending Agreement to recover the securities from the borrower on demand. With respect to security loans collateralized by non-cash collateral, the Fund receives loan premiums paid by the borrower. With respect to security loans collateralized by cash collateral, the earnings from the collateral investments are shared among the Fund, the security lending agent and the borrower. The Fund records security lending income net of allocations to the security lending agent and the borrower.

At November 30, 2008, the value of securities on loan was $31,943,385, for which cash collateral was received and invested in accordance with the Lending Agreement. Such investments are presented on the statement of net assets under the caption “Securities Lending Collateral”.

9. Credit and Market Risk

The Fund invests a significant portion of its assets in small companies and may be subject to certain risks associated with ownership of securities of such companies. Investments in small-sized companies may be more volatile than investments in larger companies for a number of reasons, which include more limited financial resources or a dependence on narrow product lines.

The Fund invests in REITs and is subject to some of the risks associated with that industry. If the Fund holds real estate directly as a result of defaults or receives rental income directly from real estate holdings, its tax status as a regulated investment company may be jeopardized. There were no direct real estate holdings during the year ended November 30, 2008. The Fund’s REIT holdings are also affected by interest rate changes, particularly if the REITs it holds use floating rate debt to finance their ongoing operations.

The Fund may invest up to 15% of its net assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Fund’s Board has delegated to DMC the day-to-day functions of determining whether individual securities are liquid for purposes of the Fund’s limitation on investments in illiquid assets. Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Fund’s 15% limit on investments in illiquid securities. As of November 30, 2008,

38

there were no Rule 144A securities and no securities have been determined to be illiquid under the Fund’s Liquidity Procedures.

10. Contractual Obligations

The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund’s existing contracts and expects the risk of loss to be remote.

11. Tax Information (Unaudited)

The information set forth below is for the Fund’s fiscal year as required by federal laws. Shareholders, however, must report distributions on a calendar year basis for income tax purposes, which may include distributions for portions of two fiscal years of a fund. Accordingly, the information needed by shareholders for income tax purposes will be sent to them in January of each year. Please consult your tax advisor for proper treatment of the information.

For the fiscal year ended November 30, 2008, the Fund designates distributions paid during the year as follows:

(A) Long-Term Capital Gains Distributions (Tax Basis)	99.43%
(B) Ordinary Income Distributions* (Tax Basis)	0.57%
(C) Total Distributions (Tax Basis)	100.00%
(D) Qualifying Dividends[1]	100.00%

(A) and (B) are based on a percentage of the Fund’s total distributions.
(C) is based on a percentage of the Fund’s ordinary income distributions.
[1] Qualifying dividends represent dividends which qualify for the corporate dividends received deduction.
*For the fiscal year ended November 30, 2008, certain dividends paid by the Fund may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Fund intends to designate up to a maximum amount of $316,226 to be taxed at a maximum rate of 15%. Complete information will be computed and reported in conjunction with your 2008 Form 1099-DIV.

For the fiscal year ended November 30, 2008, certain interest income paid by the Fund, determined to be Qualified Interest Income and Short-Term Capital Gains, may be subject to relief from U.S. withholding for foreign shareholders, as provided by the American Jobs Creation Act of 2004. For the fiscal year ended November 30, 2008, the Fund has designated maximum distributions of Qualified Interest Income of $25,791.

39

Report of independent
registered public accounting firm

To the Shareholders and Board of Trustees
Delaware Group® Equity Funds V – Delaware Small Cap Value Fund

We have audited the accompanying statement of net assets of Delaware Small Cap Value Fund (one of the series constituting Delaware Group Equity Funds V) (the “Fund”) as of November 30, 2008, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2008 by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Delaware Small Cap Value Fund of Delaware Group Equity Funds V at November 30, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Philadelphia, Pennsylvania
January 16, 2009

40

Other Fund information
(Unaudited)
Delaware Small Cap Value Fund

Fund management

Christopher S. Beck, CFA
Senior Vice President, Senior Portfolio Manager
Christopher S. Beck leads the firm’s Small/Mid-Cap Value team. Prior to joining Delaware Investments in 1997, he served as a vice president at Pitcairn Trust from 1995 to 1997, where he managed small-capitalization stocks and analyzed equity sectors. Before that he was chief investment officer of the University of Delaware from 1992 to 1995 and held management positions during his seven years at Cypress Capital Management and four years at Wilmington Trust. Beck earned a bachelor’s degree at the University of Delaware and an MBA from Lehigh University, and he is a member of the CFA Society of Philadelphia.

41

Board of trustees/directors and officers addendum
Delaware Investments® Family of Funds

A mutual fund is governed by a Board of Trustees/Directors (“Trustees”), which has oversight responsibility for the management of a fund’s business affairs. Trustees establish procedures and oversee and review the performance of the investment manager, the distributor, and others who perform services for the fund. The independent fund trustees, in particular, are advocates

Name, Address,	Position(s)	Length of
and Birth Date	Held with Fund(s)	Time Served
Interested Trustees

Patrick P. Coyne[1]	Chairman, President,	Chairman and Trustee
2005 Market Street	Chief Executive Officer,	since August 16, 2006
Philadelphia, PA 19103	and Trustee
April 1963		President and
Chief Executive Officer
since August 1, 2006

Independent Trustees

Thomas L. Bennett	Trustee	Since March 2005
2005 Market Street
Philadelphia, PA 19103
October 1947

1 Patrick P. Coyne is considered to be an “Interested Trustee” because he is an executive officer of the Fund’s(s’) investment advisor.

42

for shareholder interests. Each trustee has served in that capacity since he or she was elected to or appointed to the Board of Trustees, and will continue to serve until his or her retirement or the election of a new trustee in his or her place. The following is a list of the Trustees and Officers with certain background and related information.

Number of Portfolios in
Principal Occupation(s)	Fund Complex Overseen	Other Directorships
During Past 5 Years	by Trustee or Officer	Held by Trustee or Officer

Patrick P. Coyne has served in	85	Director
various executive capacities		Kaydon Corp.
at different times at
Delaware Investments.[2]		Board of Governors Member
Investment Company
Institute (ICI)
(2007–Present)

Member of Investment Committee
Cradle of Liberty Council, BSA
(November 2007–Present)

Finance Committee Member
St. John Vianney
Roman Catholic Church
(2007–Present)

Private Investor	85	Director
(March 2004–Present)		Bryn Mawr Bank Corp. (BMTC)
(April 2007–Present)
Investment Manager
Morgan Stanley & Co.		Chairman of
(January 1984–March 2004)		Investment Committee
Pennsylvania Academy of
Fine Arts (2007–Present)
Trustee (2004–Present)

2 Delaware Investments is the marketing name for Delaware Management Holdings, Inc. and its subsidiaries, including the Fund’s(s’) investment advisor, principal underwriter, and its transfer agent.

43

Board of trustees/directors and officers addendum
Delaware Investments® Family of Funds

Name, Address,	Position(s)	Length of
and Birth Date	Held with Fund(s)	Time Served
Independent Trustees (continued)

Thomas L. Bennett
(continued)

John A. Fry	Trustee	Since January 2001
2005 Market Street
Philadelphia, PA 19103
May 1960

Anthony D. Knerr	Trustee	Since April 1990
2005 Market Street
Philadelphia, PA 19103
December 1938

Lucinda S. Landreth	Trustee	Since March 2005
2005 Market Street
Philadelphia, PA 19103
June 1947

Ann R. Leven	Trustee	Since October 1989
2005 Market Street
Philadelphia, PA 19103
November 1940

Thomas F. Madison	Trustee	Since May 1997[3]
2005 Market Street
Philadelphia, PA 19103
February 1936

3 In 1997, several funds managed by Voyageur Fund Managers, Inc. (the “Voyageur Funds”) were incorporated into the Delaware Investments Family of Funds. Mr. Madison served as a director of the Voyageur Funds from 1993 until 1997.

44

	Number of Portfolios in
Principal Occupation(s)	Fund Complex Overseen	Other Directorships
During Past 5 Years	by Trustee or Officer	Held by Trustee or Officer

		Investment Committee and
		Governance Committee
		Member
		Pennsylvania Horticultural
		Society
		(February 2006–Present)

President	85	Director
Franklin & Marshall College		Community Health Systems
(June 2002–Present)

Executive Vice President
University of Pennsylvania
(April 1995–June 2002)

Founder and	85	None
Managing Director
Anthony Knerr & Associates
(Strategic Consulting)
(1990–Present)

Chief Investment Officer	85	None
Assurant, Inc. (Insurance)
(2002–2004)

Consultant	85	Director and Audit
ARL Associates		Committee Chair
(Financial Planning)		Systemax, Inc.
(1983–Present)

President and	85	Director and Chair of
Chief Executive Officer		Compensation Committee,
MLM Partners, Inc.		Governance Committee
(Small Business Investing		Member
and Consulting)		CenterPoint Energy
(January 1993–Present)

45

Board of trustees/directors and officers addendum
Delaware Investments® Family of Funds

Name, Address,	Position(s)	Length of
and Birth Date	Held with Fund(s)	Time Served
Independent Trustees (continued)

Thomas F. Madison
(continued)

Janet L. Yeomans	Trustee	Since April 1999
2005 Market Street
Philadelphia, PA 19103
July 1948

J. Richard Zecher	Trustee	Since March 2005
2005 Market Street
Philadelphia, PA 19103
July 1940

46

	Number of Portfolios in
Principal Occupation(s)	Fund Complex Overseen	Other Directorships
During Past 5 Years	by Trustee or Officer	Held by Trustee or Officer

		Lead Director and Chair of
		Audit and Governance
		Committees, Member of
		Compensation Committee
		Digital River, Inc.

		Director and Chair of
		Governance Committee,
		Audit Committee
		Member
		Rimage Corporation

		Director and Chair of
		the Compensation Committee
		Spanlink Communications

		Lead Director and Chair of
		Compensation and
		Governance Committees
		Valmont Industries, Inc.

Vice President and Treasurer	85	None
(January 2006–Present)
Vice President — Mergers & Acquisitions
(January 2003–January 2006), and
Vice President
(July 1995–January 2003)
3M Corporation

Founder	85	Director and Audit
Investor Analytics		Committee Member
(Risk Management)		Investor Analytics
(May 1999–Present)

Founder
Sutton Asset Management
(Hedge Fund)
(September 1996–Present)

47

Board of trustees/directors and officers addendum
Delaware Investments® Family of Funds

Name, Address,	Position(s)	Length of
and Birth Date	Held with Fund(s)	Time Served
Officers

David F. Connor	Vice President,	Vice President since
2005 Market Street	Deputy General	September 2000
Philadelphia, PA 19103	Counsel, and Secretary	and Secretary since
December 1963		October 2005

Daniel V. Geatens	Vice President	Treasurer
2005 Market Street	and Treasurer	since October 25, 2007
Philadelphia, PA 19103
October 1972

David P. O’Connor	Senior Vice President,	Senior Vice President,
2005 Market Street	General Counsel,	General Counsel, and
Philadelphia, PA 19103	and Chief Legal Officer	Chief Legal Officer
February 1966		since October 2005

Richard Salus	Senior Vice President	Chief Financial Officer
2005 Market Street	and Chief Financial Officer	since November 2006
Philadelphia, PA 19103
October 1963

4 David F. Connor, Daniel V. Geatens, David P. O’Connor, and Richard Salus serve in similar capacities for the six portfolios of the Optimum Fund Trust, which have the same investment advisor, principal underwriter, and transfer agent as the registrant.

48

	Number of Portfolios in
Principal Occupation(s)	Fund Complex Overseen	Other Directorships
During Past 5 Years	by Trustee or Officer	Held by Trustee or Officer

David F. Connor has served as	85	None[4]
Vice President and Deputy
General Counsel of
Delaware Investments
since 2000.

Daniel V. Geatens has served	85	None[4]
in various capacities at
different times at
Delaware Investments.

David P. O’Connor has served in	85	None[4]
various executive and legal
capacities at different times
at Delaware Investments.

Richard Salus has served in	85	None[4]
various executive capacities
at different times at
Delaware Investments.

The Statement of Additional Information for the Fund(s) includes additional information about the Trustees and Officers and is available, without charge, upon request by calling 800 523-1918.

49

About the organization

This annual report is for the information of Delaware Small Cap Value Fund shareholders, but it may be used with prospective investors when preceded or accompanied by a current prospectus for Delaware Small Cap Value Fund and the Delaware Investments® Fund profile for the most recently completed calendar quarter. These documents are available at www.delawareinvestments.com. The prospectus sets forth details about charges, expenses, investment objectives, and operating policies of the investment company. You should read the prospectus carefully before you invest. The figures in this report represent past results that are not a guarantee of future results. The return and principal value of an investment in the investment company will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

Board of trustees

Patrick P. Coyne	Ann R. Leven
Chairman, President, and	Consultant
Chief Executive Officer	ARL Associates
Delaware Investments Family of Funds	New York, NY
Philadelphia, PA
Thomas F. Madison
Thomas L. Bennett	President and Chief Executive Officer
Private Investor	MLM Partners, Inc.
Rosemont, PA	Minneapolis, MN

John A. Fry	Janet L. Yeomans
President	Vice President and Treasurer
Franklin & Marshall College	3M Corporation
Lancaster, PA	St. Paul, MN

Anthony D. Knerr	J. Richard Zecher
Founder and Managing Director	Founder
Anthony Knerr & Associates	Investor Analytics
New York, NY	Scottsdale, AZ

Lucinda S. Landreth
Former Chief Investment Officer
Assurant, Inc.
Philadelphia, PA

50

Affiliated officers	Contact information

David F. Connor	Investment manager
Vice President, Deputy General Counsel, and	Delaware Management Company, a series of
Secretary	Delaware Management Business Trust
Delaware Investments® Family of Funds	Philadelphia, PA
Philadelphia, PA
National distributor
Daniel V. Geatens	Delaware Distributors, L.P.
Vice President and Treasurer	Philadelphia, PA
Delaware Investments Family of Funds
Philadelphia, PA	Shareholder servicing, dividend disbursing,
and transfer agent
David P. O’Connor	Delaware Service Company, Inc.
Senior Vice President, General Counsel,	2005 Market Street
and Chief Legal Officer	Philadelphia, PA 19103-7094
Delaware Investments Family of Funds
Philadelphia, PA	For shareholders
800 523-1918
Richard Salus
Senior Vice President and	For securities dealers and financial
Chief Financial Officer	institutions representatives only
Delaware Investments Family of Funds	800 362-7500
Philadelphia, PA
Web site
www.delawareinvestments.com

Delaware Investments is the marketing name of Delaware Management Holdings, Inc. and its subsidiaries.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q, as well as a description of the policies and procedures that the Fund uses to determine how to vote proxies (if any) relating to portfolio securities are available without charge (i) upon request, by calling 800 523-1918; and (ii) on the Commission’s Web site at www.sec.gov. In addition, a description of the policies and procedures that the Fund uses to determine how to vote proxies (if any) relating to portfolio securities and the Fund’s Schedule of Investments are available without charge on the Fund’s Web site at www.delawareinvestments.com. The Fund’s Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C.; information on the operation of the Public Reference Room may be obtained by calling 800 SEC-0330.

Information (if any) regarding how the Fund voted proxies relating to portfolio securities during the most recently disclosed 12-month period ended June 30 is available without charge (i) through the Fund’s Web site at www.delawareinvestments.com; and (ii) on the Commission’s Web site at www.sec.gov.

51

Annual report

Delaware Small Cap Core Fund

November 30, 2008

Core equity mutual fund

Portfolio management review	1

Performance summary	4

Disclosure of Fund expenses	8

Sector allocation and top 10 holdings	10

Statement of net assets	12

Statement of operations	19

Statements of changes in net assets	20

Financial highlights	22

Notes to financial statements	30

Report of independent registered public accounting firm	40

Other Fund information	41

Board of trustees/directors and officers addendum	42

About the organization	50

Funds are not FDIC insured and are not guaranteed. It is possible to lose the principal amount invested.

Mutual fund advisory services provided by Delaware Management Company, a series of Delaware Management
Business Trust, which is a registered investment advisor.

© 2009 Delaware Distributors, L.P.

All third-party trademarks cited are the property of their respective owners.

Portfolio management review
Delaware Small Cap Core Fund	Dec. 9, 2008

The managers of Delaware Small Cap Core Fund provided the answers to the questions below as a review of the Fund’s activities for the fiscal year that ended Nov. 30, 2008.

How did the Fund perform?

Delaware Small Cap Core Fund returned -40.55% at net asset value and -43.98% at maximum offer price (both figures represent Class A shares with distributions reinvested) for the fiscal year ended Nov. 30, 2008. The Fund’s benchmark index, the Russell 2000® Index, returned -37.46% for the same period. Complete, annualized performance for Delaware Small Cap Core Fund is shown in the table on page 4.

Please discuss the investment climate during the past 12 months.

The annual period presented an extraordinarily challenging investment environment, as investors contended with the dual threats posed by declining economic conditions coupled with a credit crisis that grew in intensity as the period progressed.

Early during the period, declining economic conditions dominated investors’ attention. Unemployment figures rose, reflecting a deteriorating job market, while inflationary pressures mounted, primarily due to higher oil and food prices. Crude oil prices, in particular, seemed to reach new heights on an almost daily basis through the spring; they peaked at more than $140 a barrel before finally declining during the summer months. However, a steady and sometimes sharp drop in home prices drew increasing attention as the period progressed.

Lower home prices caused a general loss of confidence and effectively crippled the global credit markets, making credit extremely difficult to obtain for both individuals and corporations. The result was a long list of problems at banks and other financial institutions that began with the March 2008 bailout of Bear Stearns by J.P. Morgan (with assistance from the Federal Reserve). Severe strains on credit and liquidity also led Lehman Brothers to file for bankruptcy, with parts of the company purchased by Barclays Capital. Similar conditions forced Merrill Lynch to sell itself to Bank of America, among other notable financial industry shakeups that resulted from the credit crisis.

The Federal Reserve took an array of steps to stem the crisis, including lowering the fed funds rate on a total of seven separate occasions, and establishing a plan for biweekly emergency auctions of loans to banks. Along with central banks around the world, the Fed also provided major markets with almost unlimited liquidity, and in a dramatic departure from its normal operations, facilitated (in coordination with the Treasury Department) a number of mergers or acquisitions and took the unprecedented step of injecting capital directly into major financial institutions as liquidity deteriorated.

Although all of these problems had roots in the credit markets, almost all areas of the equity markets experienced troubles as well. In general, small-capitalization stocks closely tracked their large-capitalization peers for the fiscal year. As measured by the benchmark Russell 2000 Index, for example, small-cap stocks declined by 37%, and large-cap stocks, as measured by the S&P 500 Index, fell 38% for the 12-month period ended Nov. 30, 2008.

The views expressed are current as of the date of this report and are subject to change.
Data for this portfolio management review were provided by Bloomberg unless otherwise noted.

1

Portfolio management review
Delaware Small Cap Core Fund

What was your investment strategy during the past 12 months?

We manage the Fund using a “bottom up” approach, meaning that we base individual investment decisions primarily on the merits and financial attributes of an individual company, rather than focusing solely on the health of its broader industry or sector.

In accordance with this approach, we tended to emphasize traditionally defensive companies (those that perform well during economic downturns) during the period because we anticipated that the economy would continue to deteriorate due to the difficulties in the credit markets. Specifically, we sought companies within the small-cap universe that had low debt levels, as well as those we believed would be able to maintain positive free cash flow despite the slowing economic conditions.

Broadly, our emphasis on defensive companies included the establishment of underweight positions compared to the benchmark within the financials, basic materials, and credit cyclicals sectors. Alternatively, we held overweight positions compared to the Russell 2000 Index in the healthcare and technology sectors. We reduced our investments in technology during the period due to a belief that technology spending would slow along with the broader deceleration in the economy.

Which sectors and stocks contributed to performance?

All industry sectors experienced negative returns, a condition indicative of the difficult investment climate that we faced during the period. Compared to the benchmark, however, the Fund’s holdings in the business services sector held up best. For example, Fund holdings there declined by 26% during the annual period, whereas the same sector within the Russell 2000 Index fell by almost 34% for the same period. Huron Consulting Group was among our top performers within the business services sector. Huron outperformed over the period due to its exposure to defensive markets as well as an accretive acquisition made by the company in the healthcare consulting space, which is expected to boost earnings growth in 2009.

Fund performance also benefited from our underweight position within the consumer discretionary sector. Stocks within this sector declined by more than 50% within the benchmark due, we believe, to the severe pressures on consumer spending that persisted throughout the fiscal period. As of the end of the period, the Fund was significantly underweight compared to the benchmark in consumer discretionary stocks.

Despite the depressed conditions within the sector, men’s clothing retailer Jos. A. Bank stood out for its strong performance. Jos. A. Bank shares outperformed as the company’s sales held up much better than its peers in the retail space. Following the company’s outperformance, we completely sold out of our position as we felt that the stock’s valuation was starting to look expensive when considering the weakening fundamental outlook for retailers.

What sectors and stocks detracted from Fund returns?

The Fund’s financials holdings performed the worst compared to the benchmark index, although other sectors declined more on an absolute basis. The Fund’s performance within financials was hurt most because of our exposure to savings and loans and regional banks, primarily during the early part of the

2

reporting period. Both were at the epicenter of the financial crisis, reporting significant losses due to their portfolios of nonperforming loans (both real estate and beyond). Many companies were forced to raise capital, which further diluted their stock.

Citizens Republic Bancorp, a diversified banking and financial services company with branches located in the Midwest, detracted from Fund returns over the year. The company reported faster-than-expected deterioration in its portfolio of loans, particularly among the commercial real estate sector. We sold our positions in Citizens Bank during the year in favor of opportunities we deemed to be more attractive. As the period progressed, we moved our portfolio of financial holdings toward what we considered to be a more defensive posture — purchasing stocks of property and casualty insurance companies that were far less exposed to the difficulties in the credit markets.

Our overweight position in the healthcare sector also hurt Fund returns for the year. Though the healthcare sector has traditionally held up well during times of slow or no economic growth, Fund performance within the sector was negatively affected by stock-specific factors. Healthways, a provider of disease management and wellness services, was a notable detractor within the sector. The stock came under pressure as investors became concerned that HMOs would reduce their spending on specialized health and care support solutions, which would in turn weaken Healthways’ growth prospects. We maintained our position in the stock because we didn’t believe HMOs would cut back spending and we remained confident in the company’s long-term growth opportunities.

Fund basics
Delaware Small Cap Core Fund			As of Nov. 30, 2008
Fund objective:	The Fund seeks long-term capital appreciation.
Total Fund net assets:	$50.6 million
Number of holdings:	149
Fund start date:	Dec. 29, 1998
	Nasdaq symbols	CUSIPs
Class A	DCCAX	24610B883
Class C	DCCCX	24610B867
Class R	DCCRX	24610B834
Institutional Class	DCCIX	24610B859

3

Performance summary
Delaware Small Cap Core Fund	Nov. 30, 2008

The performance data quoted represent past performance; past performance does not guarantee future results. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. Please obtain the performance data for the most recent month end by calling 800 523-1918 or visiting our Web site at www.delawareinvestments.com/performance. Current performance may be lower or higher than the performance data quoted.

You should consider the investment objectives, risks, charges, and expenses of the investment company carefully before investing. The Delaware Small Cap Core Fund prospectus contains this and other important information about the investment company. Please request a prospectus through your financial advisor by calling 800 523-1918 or visiting our Web site at www.delawareinvestments.com. Read the prospectus carefully before you invest or send money.

Fund performance	Average annual total returns through Nov. 30, 2008
	1 year	3 years	5 years	Lifetime
Class A (Est. Dec. 29, 1998)
Excluding sales charge	-40.55%	-12.32%	-2.38%	+5.81%
Including sales charge	-43.98%	-14.02%	-3.53%	+5.18%
Class C (Est. Aug. 1, 2005)
Excluding sales charge	-41.03%	-12.99%	n/a	-12.30%
Including sales charge	-41.60%	-12.99%	n/a	-12.30%

Returns reflect the reinvestment of all distributions and any applicable sales charges as noted in the following paragraphs.

Performance for Class C shares, excluding sales charges, assumes either that contingent deferred sales charges did not apply or that the investment was not redeemed.

Expense limitations were in effect for all classes during the periods shown in the Fund performance chart and in the Performance of a $10,000 Investment chart. The current expenses for each class are listed on the “Fund expenses” chart. (Note that all charts and graphs referred to in the “Performance summary” section of this report are found on pages 4 through 6.) Performance would have been lower had the expense limitation not been in effect.

The Fund offers Class A, C, R, and Institutional Class shares. Class A shares are sold with a maximum front-end sales charge of up to 5.75%, and have an annual distribution and service fee of up to 0.30% of average daily net assets.

Class C shares are sold with a contingent deferred sales charge of 1.00% if redeemed during the first 12 months. They are also subject to an annual distribution and service fee of 1.00% of average daily net assets.

Please see the fee table in the prospectus and your financial professional for a more complete explanation of sales charges.

4

Class R shares were first made available Aug. 1, 2005, and are available only for certain retirement plan products. They are sold without a sales charge and have an annual distribution and service fee of up to 0.60% of average daily net assets.

The Fund's expense ratios, as described in the most recent prospectus, are disclosed in the “Fund expense ratios” table. Management has contracted to reimburse certain expenses and/or waive its management fees from April 1, 2008, through March 31, 2009. Please see the most recent prospectus for additional information on the fee waivers.

Fund expense ratios	Class A	Class C	Class R	Institutional Class
Total annual operating expense	1.47%	2.17%	1.77%	1.17%
(without fee waivers)
Net expense ratio	1.35%	2.10%	1.60%	1.10%
(including fee waivers, if any)*

* The applicable fee waivers are discussed in the text on pages 4 and 5.

The average annual total returns for the 1-year, 3-year, and lifetime (since Aug. 1, 2005) periods ended Nov. 30, 2008, for Delaware Small Cap Core Fund Class R shares were -40.75%, -12.51%, and -11.86%, respectively.

The average annual total returns for the 1-year, 3-year, 5-year, and lifetime (since Dec. 29, 1998) periods ended Nov. 30, 2008, for Delaware Small Cap Core Fund Institutional Class shares were -40.41%, -12.10%, -2.22%, and +5.89%, respectively. Institutional Class shares were first made available Dec. 29, 1998, and are available without sales or asset-based distribution charges only to certain eligible institutional accounts.

The “Fund performance” table and the Performance of a $10,000 Investment graph do not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

Funds that invest in small- and/or medium-sized company stocks typically involve greater risk, particularly in the short term, than those investing in larger, more established companies.

5

Performance summary
Delaware Small Cap Core Fund

Performance of a $10,000 investment
Average annual total returns from Dec. 29, 1998, through Nov. 30, 2008

For period beginning Dec. 29, 1998, through Nov. 30, 2008	Starting value	Ending value
Russell 2000 Index	$10,000	$13,166
Delaware Small Cap Core Fund — Class A Shares	$9,425	$16,502

The chart assumes $10,000 invested in the Fund on Dec. 29, 1998, and includes the effect of a 5.75% front-end sales charge and the reinvestment of all distributions. Please note additional details on these fees in the “Performance summary” section of this report, which includes pages 4 through 6.

The chart also assumes $10,000 invested in the Russell 2000 Index as of Dec. 29, 1998. The Russell 2000 Index measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000 Index is a subset of the Russell 3000® Index, representing approximately 10% of the total market capitalization of that index. The S&P 500 Index, mentioned in the portfolio management review, measures the performance of 500 mostly large-cap stocks weighted by market value, and is often used to represent performance of the U.S. stock market. An index is unmanaged and does not reflect the costs of operating a mutual fund, such as the costs of buying, selling, and holding securities. You cannot invest directly in an index.

Past performance is not a guarantee of future results.

Performance of other Fund classes will vary due to different charges and expenses.

The chart does not reflect the deduction of taxes the shareholders would pay on Fund distributions or redemptions of Fund shares.

6

Disclosure of Fund expenses
For the period June 1, 2008 to November 30, 2008

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period June 1, 2008 to November 30, 2008.

Actual expenses

The first section of the table shown, “Actual Fund Return,” provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The second section of the table shown, “Hypothetical 5% Return,” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing

8

costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. The Fund’s expenses shown in the table reflect fee waivers in effect. The expenses shown in the table assume reinvestment of all dividends and distributions.

Delaware Small Cap Core Fund
Expense analysis of an investment of $1,000

	Beginning	Ending		Expenses
	Account Value	Account Value	Annualized	Paid During Period
	6/1/08	11/30/08	Expense Ratio	6/1/08 to 11/30/08*
Actual Fund return
Class A	$1,000.00	$643.30	1.36%	$5.59
Class C	1,000.00	640.90	2.11%	8.66
Class R	1,000.00	641.90	1.61%	6.61
Institutional Class	1,000.00	644.00	1.11%	4.56
Hypothetical 5% return (5% return before expenses)
Class A	$1,000.00	$1,018.20	1.36%	$6.86
Class C	1,000.00	1,014.45	2.11%	10.63
Class R	1,000.00	1,016.95	1.61%	8.12
Institutional Class	1,000.00	1,019.45	1.11%	5.60

* “Expenses Paid During Period” are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

9

Sector allocation and top 10 holdings
Delaware Small Cap Core Fund	As of November 30, 2008

Sector designations may be different than the sector designations presented in other Fund materials. The sector designations may represent the investment manager’s internal sector classifications, which may result in the sector designations for one Fund being different than another Fund’s sector designations.

Sector	Percentage of net assets
Common Stock	97.51%
Basic Materials	4.56%
Business Services	7.65%
Capital Goods	9.43%
Communication Services	2.11%
Consumer Discretionary	3.76%
Consumer Services	4.29%
Consumer Staples	3.85%
Energy	4.64%
Financials	16.17%
Health Care	16.16%
Media	1.08%
Real Estate	3.71%
Technology	16.27%
Transportation	0.84%
Utilities	2.99%
Repurchase Agreements	3.73%
Securities Lending Collateral	26.49%
Total Value of Securities	127.73%
Obligation to Return Securities Lending Collateral	(27.60%)
Liabilities Net of Receivables and Other Assets	(0.13%)
Total Net Assets	100.00%

10

Holdings are for informational purposes only and are subject to change at any time. They are not a recommendation to buy, sell, or hold any security.

Top 10 Holdings	Percentage of net assets
Black Hills	1.26%
Granite Construction	1.25%
ProAssurance	1.22%
Aspen Insurance Holdings	1.18%
AAON	1.18%
Rock-Tenn Class A	1.12%
Cleco	1.12%
Bio-Rad Laboratories Class A	1.12%
First Niagara Financial Group	1.09%
Senior Housing Properties Trust	1.08%

11

Statement of net assets
Delaware Small Cap Core Fund	November 30, 2008

		Number of shares	Value
Common Stock – 97.51%
Basic Materials – 4.56%
	Ashland	6,092	$58,175
	Compass Minerals International	8,110	454,079
*	Ferro	33,370	214,569
*†	OM Group	14,000	276,220
†	PolyOne	90,360	255,719
	Rock-Tenn Class A	16,850	569,024
*†	Rockwood Holdings	30,720	274,637
	Silgan Holdings	4,600	208,104
			2,310,527
Business Services – 7.65%
*	Administaff	20,560	351,165
	American Ecology	16,650	294,372
†	AMN Healthcare Services	32,640	291,149
*†	CRA International	6,350	184,277
*†	DynCorp International Class A	21,660	321,651
*†	FTI Consulting	2,920	160,133
*	Healthcare Services Group	28,230	448,856
*†	Huron Consulting Group	7,400	385,540
†	Kforce	35,700	242,760
*	McGrath RentCorp	18,800	338,024
†	RiskMetrics Group	19,590	292,675
*†	TeleTech Holdings	17,800	156,996
†	United Stationers	12,650	402,397
			3,869,995
Capital Goods – 9.43%
	AAON	31,350	596,903
*	Acuity Brands	12,210	329,182
*	Applied Industrial Technologies	15,270	291,046
	Barnes Group	21,640	289,760
†	Chart Industries	19,150	183,074
†	Columbus McKinnon	25,600	300,032
	Granite Construction	14,750	632,627
†	Hexcel	36,770	275,775
*†	Kadant	16,490	247,020
	Lufkin Industries	6,850	337,774
†	Perini	11,100	212,565
†	Rofin-Sinar Technologies	12,800	303,872
	Triumph Group	9,970	340,974
*†	URS	11,460	435,022
			4,775,626

12

		Number of shares	Value
Common Stock (continued)
Communication Services – 2.11%
*	Alaska Communications Systems Group	51,200	$496,640
†	IPG Photonics	16,700	226,953
	NTELOS Holdings	15,450	343,145
			1,066,738
Consumer Discretionary – 3.76%
†	Aeropostale	24,770	374,522
*†	Fossil	19,750	300,200
	Guess	12,870	170,270
*†	Marvel Entertainment	14,440	425,258
	Phillips-Van Heusen	14,050	245,032
*†	True Religion Apparel	11,450	144,156
†	ULTA Salon Cosmetics & Fragrance	34,250	245,915
			1,905,353
Consumer Services – 4.29%
*†	Bally Technologies	19,480	359,796
*†	Buffalo Wild Wings	10,100	231,896
	CKE Restaurants	40,130	288,936
†	Jack in the Box	24,820	434,350
*†	Papa John’s International	23,000	407,560
*†	WMS Industries	18,240	449,616
			2,172,154
Consumer Staples – 3.85%
	Alberto-Culver	16,950	363,917
*	Casey’s General Stores	16,050	475,883
*†	Chattem	7,200	522,503
†	Ralcorp Holdings	5,300	331,568
	Seaboard	280	252,280
			1,946,151
Energy – 4.64%
*†	Basic Energy Services	17,670	202,852
†	Brigham Exploration	39,050	118,322
*†	Bristow Group	16,400	371,132
†	Carrizo Oil & Gas	6,900	142,830
†	Complete Production Services	32,190	263,636
*†	Exco Resources	16,150	123,871
*†	Grey Wolf	62,910	344,747
*	Penn Virginia	14,370	431,530
*†	PetroQuest Energy	49,930	350,009
			2,348,929

13

Statement of net assets
Delaware Small Cap Core Fund

		Number of shares	Value
Common Stock (continued)
Financials – 16.17%
	Aspen Insurance Holdings	32,440	$597,868
	Dime Community Bancshares	29,000	391,210
	East West Bancorp	30,100	445,480
	First Commonwealth Financial	27,990	336,160
	First Midwest Bancorp	19,700	362,677
	First Niagara Financial Group	35,700	553,707
*	Greenhill & Co	7,600	517,560
	Harleysville Group	12,850	484,188
	Independent Bank (MA)	11,050	261,775
	IPC Holdings	11,600	324,800
	Max Capital Group	31,750	367,030
	optionsXpress Holdings	24,400	343,796
†	ProAssurance	11,270	615,228
	Provident Bankshares	16,050	151,191
	RLI	9,140	533,045
	Smithtown Bancorp	5,050	100,798
	TCF Financial	15,500	258,850
†	Texas Capital Bancshares	19,500	312,975
*	Trustmark	25,600	510,976
	Valley National Bancorp	10,950	211,664
	Waddell & Reed Financial Class A	19,370	260,333
	Washington Federal	14,500	244,905
			8,186,216
Health Care – 16.16%
†	Align Technology	41,400	289,800
*†	Alkermes	48,000	354,240
†	Bio-Rad Laboratories Class A	7,630	565,840
†	Catalyst Health Solutions	14,550	327,375
†	Celera	38,670	376,646
†	Conmed	7,900	185,729
†	Eurand	32,900	259,252
†	Gen-Probe	5,800	213,730
†	Healthways	20,400	165,036
*†	Kendle International	15,650	320,356
*†	Medarex	54,350	274,468
*†	Noven Pharmaceuticals	32,350	370,408
*†	Onyx Pharmaceuticals	12,800	359,680
*†	OSI Pharmaceuticals	11,750	437,100
*†	Psychiatric Solutions	18,650	471,844

14

		Number of shares	Value
Common Stock (continued)
Health Care (continued)
*	Quality Systems	14,000	$420,980
†	Quidel	24,000	327,120
†	Regeneron Pharmaceuticals	20,600	318,476
†	Res-Care	32,750	427,388
*†	Sun Healthcare Group	42,800	428,856
†	Techne	7,100	440,270
*†	United Therapeutics	7,350	403,001
	Universal Health Services Class B	5,490	203,954
*	West Pharmaceutical Services	6,710	238,205
			8,179,754
Media – 1.08%
	National CineMedia	40,550	330,077
*†	Scholastic	14,050	214,544
			544,621
Real Estate – 3.71%
*	Digital Realty Trust	11,740	321,206
*	Home Properties	12,740	496,860
	Senior Housing Properties Trust	39,180	545,778
*	Sovran Self Storage	18,870	512,509
			1,876,353
Technology – 16.27%
*†	Anixter International	11,160	305,784
*†	Blackboard	15,800	389,154
†	Digital River	12,950	273,634
†	Dionex	7,600	389,804
†	FARO Technologies	17,200	247,508
†	Harris Stratex Networks Class A	46,400	231,536
*	Heartland Payment Systems	20,160	346,349
†	iGate	40,850	249,185
	InfoGROUP	82,100	322,653
†	Informatica	19,050	264,414
*†	j2 Global Communications	25,250	492,879
†	JDA Software Group	25,250	332,795
†	Lawson Software	86,250	338,100
*†	Netgear	32,850	397,484
*†	NIC	16,850	78,016
*†	Nuance Communications	17,500	160,650
*†	ON Semiconductor	52,100	152,132
†	Progress Software	22,350	475,607

15

Statement of net assets
Delaware Small Cap Core Fund

		Number of shares	Value
Common Stock (continued)
Technology (continued)
†	Sapient	57,300	$225,762
*†	SAVVIS	32,050	252,234
*†	Synaptics	11,180	245,625
†	Tekelec	39,250	480,812
	United Online	49,050	325,202
*†	Universal Electronics	17,700	293,820
†	ValueClick	25,750	158,878
†	ViaSat	25,150	538,964
†	Wind River Systems	32,150	268,131
			8,237,112
Transportation – 0.84%
†	HUB Group	16,000	427,200
			427,200
Utilities – 2.99%
	Black Hills	24,640	635,957
	Cleco	24,050	566,859
*	Otter Tail	16,550	310,975
			1,513,791
Total Common Stock (cost $74,113,397)			49,360,520

		Principal amount
Repurchase Agreements** – 3.73%
	BNP Paribas 0.20%, dated 11/28/08, to be
	repurchased on 12/1/08, repurchase price
	$1,888,031 (collateralized by U.S. Government
	obligations, 6/4/09; market value $1,950,624)	$1,888,000	1,888,000
Total Repurchase Agreements (cost $1,888,000)			1,888,000

Total Value of Securities Before Securities Lending
	Collateral – 101.24% (cost $76,001,397)		51,248,520

16

	Number of shares	Value
Securities Lending Collateral*** – 26.49%
Investment Companies
Mellon GSL DBT II Collateral Fund	13,757,205	$13,391,263
=Mellon GSL DBT II Liquidation Trust	214,226	17,567
Total Securities Lending Collateral (cost $13,971,431)		13,408,830

Total Value of Securities – 127.73%
(cost $89,972,828)		64,657,350 ©
Obligation to Return Securities Lending
Collateral*** – (27.60%)		(13,971,431)
Liabilities Net of Receivables and
Other Assets – (0.13%)		(64,144)
Net Assets Applicable to 7,319,911
Shares Outstanding – 100.00%		$50,621,775

Net Asset Value – Delaware Small Cap Core Fund
Class A ($17,528,627/ 2,530,713 Shares)		$6.93
Net Asset Value – Delaware Small Cap Core Fund
Class C ($7,494,387/ 1,110,351 Shares)		$6.75
Net Asset Value – Delaware Small Cap Core Fund
Class R ($2,610,581/ 379,857 Shares)		$6.87
Net Asset Value – Delaware Small Cap Core Fund
Institutional Class ($22,988,180/ 3,298,990 Shares)		$6.97

Components of Net Assets at November 30, 2008:
Shares of beneficial interest (unlimited authorization – no par)		$91,044,318
Undistributed net investment income		112,666
Accumulated net realized loss on investments		(15,219,731)
Net unrealized depreciation of investments		(25,315,478)
Total net assets		$50,621,775

†	Non income producing security.
*	Fully or partially on loan.
**	See Note 1 in “Notes to financial statements.”
***	See Note 8 in “Notes to financial statements.”
©	Includes $13,137,285 of securities loaned.
=	Security is being fair valued in accordance with the Fund’s fair valuation policy. At November 30, 2008, the aggregate amount of fair valued securities was $17,567, which represented 0.03% of the Fund’s net assets. See Note 1 in “Notes to financial statements.”

17

Statement of net assets
Delaware Small Cap Core Fund

Net Asset Value and Offering Price Per Share –
Delaware Small Cap Core Fund
Net asset value Class A (A)	$6.93
Sales charge (5.75% of offering price) (B)	0.42
Offering price	$7.35

(A) Net asset value per share, as illustrated, is the amount which would be paid upon redemption or repurchase of shares.
(B) See the current prospectus for purchases of $50,000 or more.

See accompanying notes

18

Statement of operations
Delaware Small Cap Core Fund	Year Ended November 30, 2008

Investment Income:
Dividends	$961,793
Interest	42,446
Securities lending income	193,627	$1,197,866

Expenses:
Management fees	588,504
Distribution expenses – Class A	92,864
Distribution expenses – Class C	136,624
Distribution expenses – Class R	19,660
Dividend disbursing and transfer agent fees and expenses	223,293
Registration fees	68,499
Reports and statements to shareholders	33,295
Accounting and administration expenses	31,387
Audit and tax	19,696
Legal fees	11,243
Custodian fees	7,166
Dues and services	5,757
Trustees’ fees	4,863
Pricing fees	2,983
Insurance fees	1,779
Consulting fees	1,104
Taxes (other than taxes on income)	383
Trustees’ expenses	335	1,249,435
Less fees waived		(147,029)
Less waived distribution expenses – Class A		(15,477)
Less waived distribution expenses – Class R		(3,277)
Less expense paid indirectly		(952)
Total operating expenses		1,082,700
Net Investment Income		115,166

Net Realized and Unrealized Loss on Investments:
Net realized loss on investments		(15,059,482)
Net realized loss on redemptions in-kind*		(230,128)
Net realized loss		(15,289,610)
Net change in unrealized appreciation/depreciation of investments		(20,167,182)
Net Realized and Unrealized Loss on Investments		(35,456,792)

Net Decrease in Net Assets Resulting from Operations		$(35,341,626)

*See Note 11 in “Notes to Financial Statements.”
See accompanying notes

19

Statements of changes in net assets
Delaware Small Cap Core Fund

	Year Ended
	11/30/08	11/30/07
Increase (Decrease) in Net Assets from Operations:
Net investment income (loss)	$115,166	$(127,823)
Net realized gain (loss) on investments	(15,289,610)	3,714,671
Net change in unrealized appreciation/depreciation of investments	(20,167,182)	(8,787,702)
Net decrease in net assets resulting from operations	(35,341,626)	(5,200,854)

Dividends and Distributions to Shareholders from:
Net realized gain on investments:
Class A	(1,661,864)	(868,326)
Class C	(747,248)	(403,007)
Class R	(129,165)	(7,399)
Institutional Class	(1,184,753)	(501,650)
	(3,723,030)	(1,780,382)

Capital Share Transactions:
Proceeds from shares sold:
Class A	15,242,391	30,154,046
Class C	3,445,661	11,425,330
Class R	2,133,293	3,777,371
Institutional Class	16,003,810	24,312,531

Net asset value of shares issued upon reinvestment of dividends and distributions:
Class A	1,456,794	774,260
Class C	706,562	374,810
Class R	129,164	7,399
Institutional Class	1,184,571	501,495
	40,302,246	71,327,242

20

	Year Ended
	11/30/08	11/30/07
Capital Share Transactions (continued):
Cost of shares repurchased:
Class A	$(25,213,086)	$(11,280,461)
Class C	(8,306,747)	(3,460,754)
Class R	(986,931)	(693,644)
Institutional Class	(10,952,917)	(6,761,739)
	(45,459,681)	(22,196,598)
Increase (decrease) in net assets derived from capital share transactions	(5,157,435)	49,130,644
Net Increase (Decrease) in Net Assets	(44,222,091)	42,149,408

Net Assets:
Beginning of year	94,843,866	52,694,458
End of year (including undistributed net investment income of $112,666 and $—, respectively)	$50,621,775	$94,843,866

See accompanying notes

21

Financial highlights
Delaware Small Cap Core Fund Class A

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income (loss)[1]
Net realized and unrealized gain (loss) on investments
Total from investment operations

Less dividends and distributions from:
Net investment income
Net realized gain on investments
Total dividends and distributions

Net asset value, end of period

Total return[2]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets
Ratio of expenses to average net assets prior to fees waived and expense paid indirectly
Ratio of net investment income (loss) to average net assets
Ratio of net investment loss to average net assets prior to fees waived and expense paid indirectly
Portfolio turnover

[1] The average shares outstanding method has been applied for per share information.

[2] Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects waivers by the manager and distributor. Performance would have been lower had the waivers not been in effect.

See accompanying notes

22

Year Ended
11/30/08	11/30/07	11/30/06	11/30/05	11/30/04
$12.150	$13.030	$11.380	$14.600	$13.080

0.019	(0.010)	(0.015)	0.022	0.026
(4.747)	(0.450)	1.895	1.035	2.481
(4.728)	(0.460)	1.880	1.057	2.507

—	—	—	(0.025)	(0.044)
(0.492)	(0.420)	(0.230)	(4.252)	(0.943)
(0.492)	(0.420)	(0.230)	(4.277)	(0.987)

$ 6.930	$12.150	$13.030	$11.380	$14.600

(40.55% )	(3.62% )	16.83%	9.04%	20.62%

$17,529	$41,871	$25,220	$3,863	$20
1.34%	1.29%	1.26%	1.02%	0.75%

1.57%	1.47%	1.73%	2.53%	1.30%
0.19%	(0.07% )	(0.13% )	0.20%	0.20%

(0.04% )	(0.25% )	(0.60% )	(1.31% )	(0.35% )
84%	104%	121%	104%	136%

23

Financial highlights
Delaware Small Cap Core Fund Class C

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment loss[2]
Net realized and unrealized gain (loss) on investments
Total from investment operations

Less dividends and distributions from:
Net realized gain on investments
Total dividends and distributions

Net asset value, end of period

Total return[3]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets
Ratio of expenses to average net assets prior to fees waived and expense paid indirectly
Ratio of net investment loss to average net assets
Ratio of net investment loss to average net assets prior to fees waived and expense paid indirectly
Portfolio turnover

[1] Date of commencement of operations; ratios have been annualized and total return has not been annualized.
[2] The average shares outstanding method has been applied for per share information.

[3] Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

[4] The portfolio turnover is representative for the Fund for the entire year.

See accompanying notes

24

			8/1/05[1]
Year Ended			to
11/30/08	11/30/07	11/30/06	11/30/05
$11.940	$12.910	$11.360	$11.590

(0.055)	(0.105)	(0.106)	(0.021)
(4.643)	(0.445)	1.886	(0.209)
(4.698)	(0.550)	1.780	(0.230)

(0.492)	(0.420)	(0.230)	—
(0.492)	(0.420)	(0.230)	—

$ 6.750	$11.940	$12.910	$11.360

(41.03% )	(4.37% )	15.97%	(1.98% )

$7,494	$18,697	$11,777	$866
2.09%	2.04%	2.01%	2.00%

2.27%	2.17%	2.43%	5.14%
(0.56% )	(0.82% )	(0.88% )	(0.56% )

(0.74% )	(0.95% )	(1.30% )	(3.71% )
84%	104%	121%	104%[4]

25

Financial highlights
Delaware Small Cap Core Fund Class R

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment loss[2]
Net realized and unrealized gain (loss) on investments
Total from investment operations

Less dividends and distributions from:
Net realized gain on investments
Total dividends and distributions

Net asset value, end of period

Total return[3]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets
Ratio of expenses to average net assets prior to fees waived and expense paid indirectly
Ratio of net investment loss to average net assets
Ratio of net investment loss to average net assets prior to fees waived and expense paid indirectly
Portfolio turnover

[1] As of November 30, 2005, the Delaware Small Cap Core Fund Class R had one share outstanding, representing the initial seed purchase. Shareholder data for this class prior to December 1, 2005 is not disclosed because management does not believe it to be meaningful.

[2] The average shares outstanding method has been applied for per share information.

[3] Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects waivers by the manager and distributor. Performance would have been lower had the waivers not been in effect.

See accompanying notes

26

Year Ended
11/30/08	11/30/07	11/30/06[1]
$12.090	$13.000	$11.360

(0.005)	(0.042)	(0.047)
(4.723)	(0.448)	1.917
(4.728)	(0.490)	1.870

(0.492)	(0.420)	(0.230)
(0.492)	(0.420)	(0.230)

$ 6.870	$12.090	$13.000

(40.75% )	(3.86% )	16.78%

$2,611	$3,100	$215
1.59%	1.54%	1.51%

1.87%	1.77%	2.03%
(0.06% )	(0.32% )	(0.38% )

(0.34% )	(0.55% )	(0.90% )
84%	104%	121%

27

Financial highlights
Delaware Small Cap Core Fund Institutional Class

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income[1]
Net realized and unrealized gain (loss) on investments
Total from investment operations

Less dividends and distributions from:
Net investment income
Net realized gain on investments
Total dividends and distributions

Net asset value, end of period

Total return[2]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets
Ratio of expenses to average net assets prior to fees waived and expense paid indirectly
Ratio of net investment income to average net assets
Ratio of net investment income (loss) to average net assets prior to fees waived and expense paid indirectly
Portfolio turnover

[1] The average shares outstanding method has been applied for per share information.

[2] Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

See accompanying notes

28

Year Ended
11/30/08	11/30/07	11/30/06	11/30/05	11/30/04
$12.190	$13.040	$11.390	$14.600	$13.080

0.044	0.023	0.015	0.031	0.026
(4.772)	(0.453)	1.895	1.036	2.481
(4.728)	(0.430)	1.910	1.067	2.507

—	—	(0.030)	(0.025)	(0.044)
(0.492)	(0.420)	(0.230)	(4.252)	(0.943)
(0.492)	(0.420)	(0.260)	(4.277)	(0.987)

$ 6.970	$12.190	$13.040	$11.390	$14.600

(40.41% )	(3.38% )	17.13%	9.14%	20.62%

$22,988	$31,176	$15,482	$6,645	$4,765
1.09%	1.04%	1.01%	0.94%	0.75%

1.27%	1.17%	1.43%	2.23%	1.00%
0.44%	0.18%	0.12%	0.28%	0.20%

0.26%	0.05%	(0.30% )	(1.01% )	(0.05% )
84%	104%	121%	104%	136%

29

Notes to financial statements
Delaware Small Cap Core Fund	November 30, 2008

Delaware Group® Equity Funds V (Trust) is organized as a Delaware statutory trust and offers three series: Delaware Dividend Income Fund, Delaware Small Cap Core Fund and Delaware Small Cap Value Fund. These financial statements and the related notes pertain to Delaware Small Cap Core Fund (Fund). The Trust is an open-end investment company. The Fund is considered diversified under the Investment Company Act of 1940, as amended, and offers Class A, Class C, Class R and Institutional Class shares. Class A shares are sold with a maximum front-end sales charge of up to 5.75%. Class A share purchases of $1,000,000 or more will incur a contingent deferred sales charge (CDSC) of 1% if redeemed during the first year and 0.50% during the second year, provided that Delaware Distributors, L.P. (DDLP) paid a financial advisor a commission on the purchase of those shares. Class C shares are sold with a CDSC of 1%, if redeemed during the first 12 months. Class R and Institutional Class shares are not subject to a sales charge and are offered for sale exclusively to certain eligible investors.

The investment objective of the Fund is to seek long-term capital appreciation.

1. Significant Accounting Policies

The following accounting policies are in accordance with U.S. generally accepted accounting principles and are consistently followed by the Fund.

Security Valuation — Equity securities, except those traded on the Nasdaq Stock Market, Inc. (Nasdaq), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange (NYSE) on the valuation date. Securities traded on the Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If on a particular day an equity security does not trade, then the mean between the bid and ask prices will be used. Short-term debt securities having less than 60 days to maturity are valued at amortized cost, which approximates market value. Investment companies are valued at net asset value per share. Generally, other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Fund’s Board of Trustees (Board). In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures, or suspension of trading in a security. The Fund may use fair value pricing more frequently for securities traded primarily in non-U.S. markets because, among other things, most foreign markets close well before the Fund values its securities at 4:00 p.m. Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, government actions or pronouncements, aftermarket trading or new events, may have occurred in the interim. To account for this, the Fund may frequently value foreign securities using fair value prices based on third-party vendor modeling tools (“international fair value pricing”).

Federal Income Taxes — The Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. Accordingly, no provision for federal income taxes has been made in the financial statements.

30

Effective May 30, 2008, the Fund adopted FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented, and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. The adoption of FIN 48 did not result in the recording of any tax benefit or expense in the current period.

Class Accounting — Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Repurchase Agreements — The Fund may invest in a pooled cash account along with other members of the Delaware Investments® Family of Funds pursuant to an exemptive order issued by the Securities and Exchange Commission. The aggregate daily balance of the pooled cash account is invested in repurchase agreements secured by obligations of the U.S. government. The respective collateral is held by the Fund’s custodian bank until the maturity of the respective repurchase agreements. Each repurchase agreement is at least 102% collateralized. However, in the event of default or bankruptcy by the counterparty to the agreement, realization of the collateral may be subject to legal proceedings.

Use of Estimates — The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that may affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Other — Expenses directly attributable to the Fund are charged directly to the Fund. Other expenses common to various funds within the Delaware Investments® Family of Funds are generally allocated amongst such funds on the basis of average net assets. Management fees and some other expenses are paid monthly. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Distributions received from investments in Real Estate Investment Trusts (REITs) are recorded as dividend income on the ex-dividend date, subject to reclassification upon notice of the character of such distributions by the issuer. The Fund declares and pays dividends from net investment income and distributions from net realized gains on investments, if any, annually.

Subject to seeking best execution, the Fund may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commission to the Fund in cash. Such commission rebates are included in realized gain on investments in the accompanying financial

31

Notes to financial statements
Delaware Small Cap Core Fund

1. Significant Accounting Policies (continued)

statements and totaled $1,124 for the year ended November 30, 2008. In general, best execution refers to many factors, including the price paid or received for a security, the commission charged, the promptness and reliability of execution, the confidentiality and placement accorded the order, and other factors affecting the overall benefit obtained by the Fund on the transaction.

The Fund receives earnings credits from its custodian when positive cash balances are maintained, which are used to offset custody fees. The expense paid under this arrangement is included in custodian fees on the statement of operations with the corresponding expense offset shown as “expense paid indirectly.”

2. Investment Management, Administration Agreements and Other Transactions with Affiliates

In accordance with the terms of its investment management agreement, the Fund pays Delaware Management Company (DMC), a series of Delaware Management Business Trust and the investment manager, an annual fee which is calculated daily at the rate of 0.75% on the first $500 million of average daily net assets of the Fund, 0.70% on the next $500 million, 0.65% on the next $1.5 billion, and 0.60% on average daily net assets in excess of $2.5 billion.

Effective April 1, 2008, DMC has contractually agreed to waive that portion, if any, of its management fee and reimburse the Fund to the extent necessary to ensure that total annual operating expenses (excluding any 12b-1 plan expenses, taxes, interest, inverse floater program expenses, brokerage fees, certain insurance costs, and non-routine expenses or costs including, but not limited to, those relating to reorganizations, litigation, conducting shareholder meetings, and liquidations (collectively, “non-routine expenses”)) do not exceed 1.10% of average daily net assets of the Fund through March 31, 2009. For purposes of these waivers and reimbursements, non-routine expenses may also include such additional costs and expenses, as may be agreed upon from time to time by the Fund’s Board and DMC. These expense waivers and reimbursements apply only to expenses paid directly by the Fund. For the period April 1, 2007 to March 31, 2008, annual operating expenses were limited to 1.05% of average daily net assets of the Fund.

Delaware Service Company, Inc. (DSC), an affiliate of DMC, provides fund accounting and financial administration oversight services to the Fund. For these services, the Fund pays DSC fees based on the aggregate daily net assets of the Delaware Investments® Family of Funds at the following annual rate: 0.0050% of the first $30 billion; 0.0045% of the next $10 billion; 0.0040% of the next $10 billion; and 0.0025% of aggregate average daily net assets in excess of $50 billion. The fees payable to DSC under the service agreement described above are allocated among all Funds in the Delaware Investments® Family of Funds on a relative net asset value basis. For the year ended November 30, 2008, the Fund was charged $ 3,923 for these services.

DSC also provides dividend disbursing and transfer agency services. The Fund pays DSC a monthly fee based on the number of shareholder accounts for dividend disbursing and transfer agent services.

32

Pursuant to a distribution agreement and distribution plan, the Fund pays DDLP, the distributor and an affiliate of DMC, an annual distribution and service fee not to exceed 0.30% of the average daily net assets of the Class A shares, 1.00% of the average daily net assets of the C shares and 0.60% of the average daily net assets of Class R shares. Institutional Class shares pay no distribution and service expenses. DDLP has contracted to waive distribution and service fees through March 31, 2009, in order to prevent distribution and service fees of Class A and Class R shares from exceeding 0.25% and 0.50%, respectively, of average daily net assets.

At November 30, 2008, the Fund had liabilities payable to affiliates as follows:

Investment management fee payable to DMC	$19,938
Dividend disbursing, transfer agent fees and fund accounting
oversight fees and other expenses payable to DSC	18,325
Distribution fees payable to DDLP	10,997
Other expenses payable to DMC and affiliates*	2,653

*DMC, as part of its administrative services, pays operating expenses on behalf of the Fund and is reimbursed on a periodic basis. Such expenses include items such as printing of shareholder reports, fees for audit, legal and tax services, registration fees and trustees’ fees.

As provided in the investment management agreement, the Fund bears the cost of certain legal and tax services, including internal legal and tax services provided to the Fund by DMC and/or its affiliates employees. For the year ended November 30, 2008, the Fund was charged $5,318 for internal legal and tax services provided by DMC and/or its affiliates.

For the year ended November 30, 2008, DDLP earned $7,012 for commissions on sales of the Fund’s Class A shares. For the year ended November 30, 2008, DDLP received gross CDSC of $2,392 and $4,103 on redemption of the Fund’s Class A and Class C shares, respectively, and these commissions were entirely used to offset up-front commissions previously paid by DDLP to broker-dealers on sales of those shares.

Trustees’ fees include expenses accrued by the Fund for each Trustee’s retainer and meeting fees. Certain officers of DMC, DSC and DDLP are officers and/or Trustees of the Trust. These officers and Trustees are paid no compensation by the Fund.

3. Investments

For the year ended November 30, 2008, the Fund made purchases of $64,514,375 and sales of $71,803,832 of investment securities other than short-term investments.

At November 30, 2008, the cost of investments for federal income tax purposes was $90,423,794. At November 30, 2008, net unrealized depreciation was $25,766,444, of which $578,376 related to unrealized appreciation of investments and $ 26,344,820 related to unrealized depreciation of investments.

33

Notes to financial statements
Delaware Small Cap Core Fund

3. Investments (continued)

Effective December 1, 2007, the Fund adopted Financial Accounting Standards No. 157, Fair Value Measurements (FAS 157). FAS 157 defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. FAS 157 also establishes a framework for measuring fair value, and a three level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. The Fund’s investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

Level 1 – inputs are quoted prices in active markets

Level 2 – inputs are observable, directly or indirectly

Level 3 – inputs are unobservable and reflect assumptions on the part of the reporting entity

The following table summarizes the valuation of the Fund’s investments by the above FAS 157 fair value hierarchy levels as of November 30, 2008:

Securities
Level 1	$51,248,520
Level 2	13,391,263
Level 3	17,567
Total	$64,657,350

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

Securities
Balance as of 11/30/07	$—
Net change in unrealized appreciation/depreciation of investments	(196,659)
Net transfers in and/or out of Level 3	214,226
Balance as of 11/30/08	$17,567

34

4. Dividend and Distribution Information

Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles. Additionally, distributions from net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the years ended November 30, 2008 and 2007 was as follows:

	Year Ended
	11/30/08	11/30/07
Ordinary Income	$1,033,856	$1,022,198
Long-term capital gain	2,689,174	758,184
Total	$3,723,030	$1,780,382

5. Components of Net Assets on a Tax Basis

As of November 30, 2008, the components of net assets on a tax basis were as follows:

Shares of beneficial interest	$91,044,318
Undistributed ordinary income	112,666
Capital loss carryforwards	(14,768,765)
Unrealized depreciation of investments	(25,766,444)
Net assets	$50,621,775

The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses on wash sales.

The undistributed earnings for the Fund are estimated pending final notification of the tax character of distributions received from investments in REITs.

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Reclassifications are primarily due to tax treatment of wash sales on redemption in-kind, gain(loss) on redemptions in-kind and dividends and distributions. Results of operations and net assets were not affected by these reclassifications. For the year ended November 30, 2008, the Fund recorded the following reclassifications.

Accumulated net realized loss	$233,290
Undistributed net investment income	(2,500)
Paid-in capital	(230,790)

For federal income tax purposes, capital loss carryforwards may be carried forward and applied against future capital gains. Capital loss carry forwards remaining at November 30, 2008 will expire as follows: $14,768,765 expires in 2016.

35

Notes to financial statements
Delaware Small Cap Core Fund

6. Capital Shares

Transactions in capital shares were as follows:

	Year Ended
	11/30/08	11/30/07
Shares sold:
Class A	1,449,626	2,325,110
Class C	341,626	897,859
Class R	212,992	294,043
Institutional Class	1,644,887	1,857,057

Shares issued upon reinvestment of dividends and distributions:
Class A	124,512	62,038
Class C	61,494	30,325
Class R	11,097	594
Institutional Class	100,901	40,120
	3,947,135	5,507,146
Shares repurchased:
Class A	(2,490,369)	(875,119)
Class C	(858,886)	(274,351)
Class R	(100,739)	(54,664)
Institutional Class	(1,004,928)	(525,920)
	(4,454,922)	(1,730,054)
Net increase (decrease)	(507,787)	3,777,092

7. Line of Credit

The Fund, along with certain other funds in the Delaware Investments® Family of Funds (Participants), was a participant in a $225,000,000 revolving line of credit with The Bank of New York Mellon (BNY Mellon) to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. Under the agreement, Participants were charged an annual commitment fee, which was allocated across the Participants on the basis of each Participant’s allocation of the entire facility. Participants were permitted to borrow up to a maximum of one third of their net assets under the agreement. The agreement expired on November 18, 2008. The Fund had no loans outstanding as of November 30, 2008, or at any time during the year then ended.

Effective as of November 18, 2008, the Fund along with the other Participants entered into an amendment to the agreement with BNY Mellon for a $35,000,000 revolving line of credit. The agreement, as amended, is to be used as described above and operates in substantially the same manner as the original agreement. The agreement, as amended, expires on November 17, 2009.

36

8. Securities Lending

The Fund, along with other funds in the Delaware Investments® Family of Funds, may lend their securities pursuant to a security lending agreement (Lending Agreement) with BNY Mellon. With respect to each loan, if the aggregate market value of securities collateral held plus cash collateral received on any business day is less than the aggregate market value of the securities which are the subject of such loan, the borrower will be notified to provide additional collateral not less than the applicable collateral requirements. Cash collateral received is generally invested in the Mellon GSL DBT II Collateral Fund (the “Collective Trust”) established by BNY Mellon for the purpose of investment on behalf of clients participating in its securities lending programs. The Collective Trust invests in fixed income securities, with a weighted average maturity not to exceed 90 days, rated in one of the top three tiers by Standard & Poor’s Ratings Group or Moody’s Investors Service, Inc. or repurchase agreements collateralized by such securities. The Collective Trust seeks to maintain a net asset value per unit of $1.00, but there can be no assurance that it will always be able to do so. The Fund may incur investment losses as a result of investing securities lending collateral in the Collective Trust. This could occur if an investment in the Collective Trust defaulted or if it were necessary to liquidate assets in the Collective Trust to meet returns on outstanding security loans at a time when the Collective Trust’s net asset value per unit was less than $1.00. Under those circumstances, the Fund may not receive an amount from the Collective Trust that is equal in amount to the collateral the Fund would be required to return to the borrower of the securities and the Fund would be required to make up for this shortfall. During the year ended November 30, 2008, BNY Mellon transferred certain distressed securities from the Collective Trust into the Mellon GSL DBT II Liquidation Trust. The Fund can also accept U.S. government securities and letters of credit (non-cash collateral) in connection with securities loans. In the event of default or bankruptcy by the lending agent, realization and/or retention of the collateral may be subject to legal proceedings. In the event the borrower fails to return loaned securities and the collateral received is insufficient to cover the value of the loaned securities and provided such collateral shortfall is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Fund, or at the discretion of the lending agent, replace the loaned securities. The Fund continues to record dividends or interest, as applicable, on the securities loaned and are subject to change in value of the securities loaned that may occur during the term of the loan. The Fund has the right under the Lending Agreement to recover the securities from the borrower on demand. With respect to security loans collateralized by non-cash collateral, the Fund receives loan premiums paid by the borrower. With respect to security loans collateralized by cash collateral, the earnings from the collateral investments are shared among the Fund, the security lending agent and the borrower. The Fund records security lending income net of allocations to the security lending agent and the borrower.

At November 30, 2008, the value of the securities on loan was $13,137,285, for which cash collateral was received and invested in accordance with the Lending Agreement. Such investments are presented on the statement of net assets under the caption “Securities Lending Collateral”.

37

Notes to financial statements
Delaware Small Cap Core Fund

9. Credit and Market Risk

The Fund invests a significant portion of its assets in small-sized companies and may be subject to certain risks associated with ownership of securities of such companies. Investments in small-sized companies may be more volatile than investments in larger companies for a number of reasons, which include more limited financial resources or a dependence on narrow product lines.

The Fund invests in REITs and is subject the risks associated with that industry. If the Fund holds real estate directly as a result of defaults or receives rental income directly from real estate holdings, its tax status as a regulated investment company may be jeopardized. There were no direct real estate holdings during the year ended November 30, 2008. The Fund’s REIT holdings are also affected by interest rate changes, particularly if the REITs it holds use floating rate debt to finance their ongoing operations.

The Fund may invest up to 15% of its net assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Fund’s Board has delegated to DMC the day-to-day functions of determining whether individual securities are liquid for purposes of the Fund’s limitation on investments in illiquid assets. Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Fund’s 15% limit on investments in illiquid securities. As of November 30, 2008, there were no Rule 144A securities and no securities have been determined to be illiquid under the Fund’s Liquidity Procedures.

10. Contractual Obligations

The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund’s existing contracts and expects the risk of loss to be remote.

11. Redemptions In-Kind

During the year ended November 30, 2008, the Fund satisfied withdrawal requests with transfers of securities and cash totaling $5,305,405, resulting in a net realized loss of $230,128.

38

12. Tax Information (Unaudited)

The information set forth below is for the Fund’s fiscal year as required by federal laws. Shareholders, however, must report distributions on a calendar year basis for income tax purposes, which may include distributions for portions of two fiscal years of a fund. Accordingly, the information needed by shareholders for income tax purposes will be sent to them in January of each year. Please consult your tax advisor for proper treatment of this information.

For the fiscal year ended November 30, 2008, the Fund designates distributions paid during the year as follows:

(A) Long-Term Capital Gains Distributions (Tax Basis)	72.23%
(B) Ordinary Income Distributions* (Tax Basis)	27.77%
Total Distributions (Tax Basis)	100.00%
(C) Qualifying Dividends[1]	52.86%

(A) and (B) are based on a percentage of the Fund’s total distributions.
(C) is based on a percentage of the Fund’s ordinary income distributions.

1 Qualifying dividends represent dividends which qualify for the corporate dividends received deduction.

* For the fiscal year ended November 30, 2008, certain dividends paid by the Fund may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Fund intends to designate up to a maximum amount of $519,111 to be taxed at maximum rate of 15%. Complete information will be computed and reported in conjunction with your 2008 Form 1099-DIV.

39

Report of independent
registered public accounting firm

To the Shareholders and Board of Trustees
Delaware Group® Equity Funds V — Delaware Small Cap Core Fund

We have audited the accompanying statement of net assets of Delaware Small Cap Core Fund (one of the series constituting Delaware Group Equity Funds V) (the “Fund”) as of November 30, 2008, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2008 by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Delaware Small Cap Core Fund of Delaware Group Equity Funds V at November 30, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Philadelphia, Pennsylvania
January 16, 2009

40

Other Fund information
(Unaudited)
Delaware Small Cap Core Fund

Fund management

Christopher S. Adams, CFA
Vice President, Portfolio Manager, Senior Equity Analyst
Christopher S. Adams is a portfolio manager on the firm’s Core Equity team. He also performs analysis and research to support the portfolio management function. From 1995 to 1998, he served as the firm’s vice president, strategic planning. Prior to joining Delaware Investments in 1995, Adams had approximately 10 years of experience in the financial services industry in the U.S. and U.K., including positions with Coopers & Lybrand, The Sumitomo Bank, Bank of America, and Lloyds Bank. Adams holds both bachelor’s and master’s degrees in history and economics from Oxford University, England, and received an MBA with dual concentrations in finance and insurance/risk management from The Wharton School of the University of Pennsylvania. He is a director and past president of the CFA Society of Philadelphia.

Francis X. Morris
Senior Vice President, Chief Investment Officer – Core Equity
Francis X. Morris joined Delaware Investments in 1997 and is currently the chief investment officer for Core Equity investments. Prior to joining the firm, Morris served as vice president and director of equity research at PNC Asset Management. He received a bachelor’s degree from Providence College and holds an MBA from Widener University. Morris is a past president of the CFA Society of Philadelphia and is a member of the CFA Institute. In addition, he is a former officer of the National Association of Petroleum Investment Analysts.

Donald G. Padilla, CFA
Vice President, Portfolio Manager, Senior Equity Analyst
Donald G. Padilla joined Delaware Investments in 1994 and is a portfolio manager on the firm’s Core Equity team. He also performs analysis and research to support the portfolio management function. Padilla joined Delaware Investments as an assistant controller in the firm’s treasury function, responsible for managing corporate cash investments, developing financial models, and overseeing the financial operations of the Lincoln Life 401(k) annuities segment. Prior to joining Delaware Investments, he held various positions at The Vanguard Group. Padilla holds a bachelor’s degree in accounting from Lehigh University, and he is a member of the CFA Society of Philadelphia.

Michael S. Morris, CFA
Vice President, Portfolio Manager, Senior Equity Analyst
Michael S. Morris, who joined Delaware Investments in 1999, is a portfolio manager on the firm’s Core Equity team. He also performs analysis and research to support the portfolio management function. Prior to joining the firm, he worked as a senior equity analyst at Newbold’s Asset Management, covering financial stocks. Morris began his investment career in 1993 at Ohio Casualty. He earned his bachelor’s degree in finance from Indiana University and an MBA with a concentration in finance from The Wharton School of the University of Pennsylvania. He is a member of the Bank and Financial Analysts Association.

41

Board of trustees/directors and officers addendum
Delaware Investments® Family of Funds

A mutual fund is governed by a Board of Trustees/Directors (“Trustees”), which has oversight responsibility for the management of a fund’s business affairs. Trustees establish procedures and oversee and review the performance of the investment manager, the distributor, and others who perform services for the fund. The independent fund trustees, in particular, are advocates

Name, Address,	Position(s)	Length of
and Birth Date	Held with Fund(s)	Time Served
Interested Trustees

Patrick P. Coyne[1]	Chairman, President,	Chairman and Trustee
2005 Market Street	Chief Executive Officer,	since August 16, 2006
Philadelphia, PA 19103	and Trustee
April 1963		President and
Chief Executive Officer
since August 1, 2006

Independent Trustees

Thomas L. Bennett	Trustee	Since March 2005
2005 Market Street
Philadelphia, PA 19103
October 1947

1 Patrick P. Coyne is considered to be an “Interested Trustee” because he is an executive officer of the Fund’s(s’) investment advisor.

42

for shareholder interests. Each trustee has served in that capacity since he or she was elected to or appointed to the Board of Trustees, and will continue to serve until his or her retirement or the election of a new trustee in his or her place. The following is a list of the Trustees and Officers with certain background and related information.

Number of Portfolios in
Principal Occupation(s)	Fund Complex Overseen	Other Directorships
During Past 5 Years	by Trustee or Officer	Held by Trustee or Officer

Patrick P. Coyne has served in	85	Director
various executive capacities		Kaydon Corp.
at different times at
Delaware Investments.[2]		Board of Governors Member
Investment Company
Institute (ICI)
(2007–Present)

Member of Investment Committee
Cradle of Liberty Council, BSA
(November 2007–Present)

Finance Committee Member
St. John Vianney
Roman Catholic Church
(2007–Present)

Private Investor	85	Director
(March 2004–Present)		Bryn Mawr Bank Corp. (BMTC)
(April 2007–Present)
Investment Manager
Morgan Stanley & Co.		Chairman of
(January 1984–March 2004)		Investment Committee
Pennsylvania Academy of
Fine Arts (2007–Present)
Trustee (2004–Present)

2 Delaware Investments is the marketing name for Delaware Management Holdings, Inc. and its subsidiaries, including the Fund’s(s’) investment advisor, principal underwriter, and its transfer agent.

43

Board of trustees/directors and officers addendum
Delaware Investments® Family of Funds

Name, Address,	Position(s)	Length of
and Birth Date	Held with Fund(s)	Time Served
Independent Trustees (continued)

Thomas L. Bennett
(continued)

John A. Fry	Trustee	Since January 2001
2005 Market Street
Philadelphia, PA 19103
May 1960

Anthony D. Knerr	Trustee	Since April 1990
2005 Market Street
Philadelphia, PA 19103
December 1938

Lucinda S. Landreth	Trustee	Since March 2005
2005 Market Street
Philadelphia, PA 19103
June 1947

Ann R. Leven	Trustee	Since October 1989
2005 Market Street
Philadelphia, PA 19103
November 1940

Thomas F. Madison	Trustee	Since May 1997[3]
2005 Market Street
Philadelphia, PA 19103
February 1936

3 In 1997, several funds managed by Voyageur Fund Managers, Inc. (the “Voyageur Funds”) were incorporated into the Delaware Investments Family of Funds. Mr. Madison served as a director of the Voyageur Funds from 1993 until 1997.

44

	Number of Portfolios in
Principal Occupation(s)	Fund Complex Overseen	Other Directorships
During Past 5 Years	by Trustee or Officer	Held by Trustee or Officer

		Investment Committee and
		Governance Committee
		Member
		Pennsylvania Horticultural
		Society
		(February 2006–Present)

President	85	Director
Franklin & Marshall College		Community Health Systems
(June 2002–Present)

Executive Vice President
University of Pennsylvania
(April 1995–June 2002)

Founder and	85	None
Managing Director
Anthony Knerr & Associates
(Strategic Consulting)
(1990–Present)

Chief Investment Officer	85	None
Assurant, Inc. (Insurance)
(2002–2004)

Consultant	85	Director and Audit
ARL Associates		Committee Chair
(Financial Planning)		Systemax, Inc.
(1983–Present)

President and	85	Director and Chair of
Chief Executive Officer		Compensation Committee,
MLM Partners, Inc.		Governance Committee
(Small Business Investing		Member
and Consulting)		CenterPoint Energy
(January 1993–Present)

45

Board of trustees/directors and officers addendum
Delaware Investments® Family of Funds

Name, Address,	Position(s)	Length of
and Birth Date	Held with Fund(s)	Time Served
Independent Trustees (continued)

Thomas F. Madison
(continued)

Janet L. Yeomans	Trustee	Since April 1999
2005 Market Street
Philadelphia, PA 19103
July 1948

J. Richard Zecher	Trustee	Since March 2005
2005 Market Street
Philadelphia, PA 19103
July 1940

46

	Number of Portfolios in
Principal Occupation(s)	Fund Complex Overseen	Other Directorships
During Past 5 Years	by Trustee or Officer	Held by Trustee or Officer

		Lead Director and Chair of
		Audit and Governance
		Committees, Member of
		Compensation Committee
		Digital River, Inc.

		Director and Chair of
		Governance Committee,
		Audit Committee
		Member
		Rimage Corporation

		Director and Chair of
		the Compensation Committee
		Spanlink Communications

		Lead Director and Chair of
		Compensation and
		Governance Committees
		Valmont Industries, Inc.

Vice President and Treasurer	85	None
(January 2006–Present)
Vice President — Mergers & Acquisitions
(January 2003–January 2006), and
Vice President
(July 1995–January 2003)
3M Corporation

Founder	85	Director and Audit
Investor Analytics		Committee Member
(Risk Management)		Investor Analytics
(May 1999–Present)

Founder
Sutton Asset Management
(Hedge Fund)
(September 1996–Present)

47

Board of trustees/directors and officers addendum
Delaware Investments® Family of Funds

Name, Address,	Position(s)	Length of
and Birth Date	Held with Fund(s)	Time Served
Officers

David F. Connor	Vice President,	Vice President since
2005 Market Street	Deputy General	September 2000
Philadelphia, PA 19103	Counsel, and Secretary	and Secretary since
December 1963		October 2005

Daniel V. Geatens	Vice President	Treasurer
2005 Market Street	and Treasurer	since October 25, 2007
Philadelphia, PA 19103
October 1972

David P. O’Connor	Senior Vice President,	Senior Vice President,
2005 Market Street	General Counsel,	General Counsel, and
Philadelphia, PA 19103	and Chief Legal Officer	Chief Legal Officer
February 1966		since October 2005

Richard Salus	Senior Vice President	Chief Financial Officer
2005 Market Street	and Chief Financial Officer	since November 2006
Philadelphia, PA 19103
October 1963

4 David F. Connor, Daniel V. Geatens, David P. O’Connor, and Richard Salus serve in similar capacities for the six portfolios of the Optimum Fund Trust, which have the same investment advisor, principal underwriter, and transfer agent as the registrant.

48

	Number of Portfolios in
Principal Occupation(s)	Fund Complex Overseen	Other Directorships
During Past 5 Years	by Trustee or Officer	Held by Trustee or Officer

David F. Connor has served as	85	None[4]
Vice President and Deputy
General Counsel of
Delaware Investments
since 2000.

Daniel V. Geatens has served	85	None[4]
in various capacities at
different times at
Delaware Investments.

David P. O’Connor has served in	85	None[4]
various executive and legal
capacities at different times
at Delaware Investments.

Richard Salus has served in	85	None[4]
various executive capacities
at different times at
Delaware Investments.

The Statement of Additional Information for the Fund(s) includes additional information about the Trustees and Officers and is available, without charge, upon request by calling 800 523-1918.

49

About the organization

This annual report is for the information of Delaware Small Cap Core Fund shareholders, but it may be used with prospective investors when preceded or accompanied by a current prospectus for Delaware Small Cap Core Fund and the Delaware Investments® Fund profile for the most recently completed calendar quarter. These documents are available at www.delawareinvestments.com. The prospectus sets forth details about charges, expenses, investment objectives, and operating policies of the investment company. You should read the prospectus carefully before you invest. The figures in this report represent past results that are not a guarantee of future results. The return and principal value of an investment in the investment company will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

Board of trustees

Patrick P. Coyne	Ann R. Leven
Chairman, President, and	Consultant
Chief Executive Officer	ARL Associates
Delaware Investments Family of Funds	New York, NY
Philadelphia, PA
Thomas F. Madison
Thomas L. Bennett	President and Chief Executive Officer
Private Investor	MLM Partners, Inc.
Rosemont, PA	Minneapolis, MN

John A. Fry	Janet L. Yeomans
President	Vice President and Treasurer
Franklin & Marshall College	3M Corporation
Lancaster, PA	St. Paul, MN

Anthony D. Knerr	J. Richard Zecher
Founder and Managing Director	Founder
Anthony Knerr & Associates	Investor Analytics
New York, NY	Scottsdale, AZ

Lucinda S. Landreth
Former Chief Investment Officer
Assurant, Inc.
Philadelphia, PA

50

Affiliated officers	Contact information

David F. Connor	Investment manager
Vice President, Deputy General Counsel, and	Delaware Management Company, a series of
Secretary	Delaware Management Business Trust
Delaware Investments® Family of Funds	Philadelphia, PA
Philadelphia, PA
National distributor
Daniel V. Geatens	Delaware Distributors, L.P.
Vice President and Treasurer	Philadelphia, PA
Delaware Investments Family of Funds
Philadelphia, PA	Shareholder servicing, dividend disbursing,
and transfer agent
David P. O’Connor	Delaware Service Company, Inc.
Senior Vice President, General Counsel,	2005 Market Street
and Chief Legal Officer	Philadelphia, PA 19103-7094
Delaware Investments Family of Funds
Philadelphia, PA	For shareholders
800 523-1918
Richard Salus
Senior Vice President and	For securities dealers and financial
Chief Financial Officer	institutions representatives only
Delaware Investments Family of Funds	800 362-7500
Philadelphia, PA
Web site
www.delawareinvestments.com

Delaware Investments is the marketing name of Delaware Management Holdings, Inc. and its subsidiaries.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q, as well as a description of the policies and procedures that the Fund uses to determine how to vote proxies (if any) relating to portfolio securities are available without charge (i) upon request, by calling 800 523-1918; and (ii) on the Commission’s Web site at www.sec.gov. In addition, a description of the policies and procedures that the Fund uses to determine how to vote proxies (if any) relating to portfolio securities and the Fund’s Schedule of Investments are available without charge on the Fund’s Web site at www.delawareinvestments.com. The Fund’s Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C.; information on the operation of the Public Reference Room may be obtained by calling 800 SEC-0330.

Information (if any) regarding how the Fund voted proxies relating to portfolio securities during the most recently disclosed 12-month period ended June 30 is available without charge (i) through the Fund’s Web site at www.delawareinvestments.com; and (ii) on the Commission’s Web site at www.sec.gov.

51

Annual report

Delaware Dividend Income Fund

November 30, 2008

Value equity mutual fund

Portfolio management review	1

Performance summary	5

Disclosure of Fund expenses	8

Sector allocation and top 10 equity holdings	10

Statement of net assets	13

Statement of operations	34

Statements of changes in net assets	36

Financial highlights	38

Notes to financial statements	48

Report of independent registered public accounting firm	61

Other Fund information	62

Board of trustees/directors and officers addendum	66

About the organization	74

Funds are not FDIC insured and are not guaranteed. It is possible to lose the principal amount invested.

Mutual fund advisory services provided by Delaware Management Company, a series of Delaware Management
Business Trust, which is a registered investment advisor.

© 2009 Delaware Distributors, L.P.

All third-party trademarks cited are the property of their respective owners.

Portfolio management review
Delaware Dividend Income Fund	Dec. 9, 2008

The managers of Delaware Dividend Income Fund provided answers to the questions below as a review of the Fund’s activities for the fiscal year that ended Nov. 30, 2008.

How would you describe the economic and market backdrop for the Fund during the past 12 months?

The past fiscal year was an especially challenging time for equity investors, particularly late in the 12-month time frame. The roots of the problems had been established well before the start of the reporting period, with the declining housing market. As housing prices fell, defaults on mortgage loans rose, leading to big drops in the value of collateralized debt obligations, securities for which the value can be hard to assess because they are backed by a pool of bonds, loans, or other fixed income instruments that are being held as collateral.

Investor worries about troubled mortgages spread to other corners of the credit market. Financial institutions eventually became very reluctant to lend funds to each other, unsure about the other firms’ abilities to pay back their debts.

Against this backdrop, a number of major financial institutions faced tremendous challenges, including bankruptcy filings, forced mergers, government takeovers, a mandated conservatorship, and the conversion of two major investment banks into bank holding companies, which are more heavily regulated by the government.

Stocks, which had performed poorly for the majority of the fiscal year, plummeted in September and October. Major equity indices experienced some of their biggest single-day declines in history. Many of the worst-performing stocks were in the financial sector, which was hit hard by the problems in the credit market. For the full 12-month fiscal period, the broad U.S. stock market, as measured by the S&P 500 Index, fell roughly 38%.

Real estate investment trusts (REITs) encountered particular distress in this investing environment. As the U.S. credit crunch had worsened, lenders were forced to all but shut off access to needed investment capital. This was a particular problem for REITs, which depend on regular financing to fund their operations. As financing became scarce and more expensive, many property companies saw their stock prices fall sharply. During the past 12 months, U.S. REITs, as measured by the FTSE NAREIT Equity REITs Index, lost more than 46%.

The high yield bond market also performed poorly, losing more than 30% of its value, as measured by the Merrill Lynch U.S. High Yield Master II Constrained Index. A weak economy led to growing worries that companies, especially those with higher levels of debt and weaker balance sheets, could default on their bonds. The majority of the high yield market downturn took place in October and November 2008, the two worst months for the asset class in the history of the Merrill Lynch index.

How did Delaware Dividend Income Fund perform during the 12 months ending Nov. 30, 2008?

Delaware Dividend Income Fund returned –37.15% at net asset value and –40.75% with the sales charge included (both figures reflect Class A shares with all distributions reinvested). The Fund’s all-equity benchmark, the S&P 500 Index, returned –38.09% during

The views expressed are current as of the date of this report and are subject to change.
Data for this portfolio management review were provided by Bloomberg unless otherwise noted.

Portfolio management review
Delaware Dividend Income Fund

the same time frame. For the complete, annualized performance of Delaware Dividend Income Fund, please see the table on page 5.

What factors influenced the Fund’s performance the most during the past 12 months?

The economic crisis that developed late in the period had an extremely negative impact on Fund performance across asset types. Historically, the Fund’s four asset types — large-cap value equities, REITs, high yield bonds, and convertible bonds — have had relatively limited correlation in performance, meaning that their returns tended to move up and down independently of each other. For investors, this low correlation had helped limit losses in prior downturns. During this fiscal year, however, all four asset classes fell to varying degrees. Of the four, high yield bonds did the best overall, followed by convertible bonds, equities, and REITs.

In the Fund’s large-cap value portfolio, the most negative effect on relative performance came from too little exposure to the energy sector. Despite the recent decline in crude oil prices, energy stocks outperformed the benchmark S&P 500 Index during the period, in large part because of the increase in oil prices between December 2007 and July 2008. The Fund’s more-limited allocation to this sector detracted from our performance.

The equity portfolio’s performance was also hampered by our investments in the financial sector. Although we benefited from a relative lack of exposure to this weak-performing group, many of the financial stocks we owned were particularly poor performers — especially Wachovia, Washington Mutual, and Lehman Brothers (now owned primarily by Barclays Capital). All three were sold during the period.

On the positive side, many of our best performers, compared to the benchmark, were healthcare and consumer staples stocks. Both of these sectors have tended to generate relatively predictable earnings and therefore held up relatively well during challenging economic conditions.

In the Fund’s REIT portfolio, we benefited greatly from a large cash weighting. We had begun adding to our cash holdings before the start of the period, anticipating more-challenging market conditions. This defensive positioning was helpful as the period progressed and conditions became even more difficult. Another positive area of performance was in the self-storage sector, especially a position in PS Business Parks. Other strong-performing holdings included Highwoods Properties, which is a Southeastern owner/operator of office properties, and Health Care REIT, which owns and operates healthcare facilities.

In contrast, we were hurt by underweighting the so-called specialty subsector, a category that includes a handful of timber property companies. These owners of timberland have done relatively well compared to the rest of the REIT market and benefited from solid demand despite the slowing housing market.

Elsewhere, some of the Fund’s biggest individual detractors were ProLogis, an owner of industrial warehouses with a separate fund-management business; SL Green Realty, which owns Manhattan office space; and mall operator General Growth Properties. We sold two of these holdings prior to period end because of concerns about the health of the companies. We believed that the deteriorating ProLogis balance sheet had caused a decline in merchant development that would negatively affect its business, and that General Growth Properties was weighed down with debt to the point that the company’s viability was threatened.

Despite significant negative returns, the Fund’s convertible securities portfolio significantly outperformed that of the benchmark S&P 500 Index. In particular, the Fund benefited from having selected comparatively strong stocks in the consumer discretionary sector. Also being significantly underrepresented in financials was helpful. Our holdings in industrials contributed as well. However, we were overweight relative to the benchmark in the media sector, and were also hampered by the disappointing performance of our holdings in that category.

In the high yield portfolio, we benefited from our conservative positioning, having made cuts before the beginning of the fiscal year to our allocation of CCC-rated bonds, the riskiest tier of the high yield market. Being overweight relative to the benchmark in telecommunications, utility, and energy bonds, as well as being underweight in consumer-product and auto-loan issues helped mitigate our overall negative results.

Unfortunately, we saw negative performance from some of our media, technology, and cable bonds, as well as from a handful of emerging market corporate bonds that performed quite poorly because of their perceived risks. A large position in bank loans early in the period detracted as well, as these interest-rate-sensitive bonds failed to perform as well in the volatile marketplace as we anticipated.

What was your recent portfolio management approach?

Given the challenges in the market and the weakening economy, we favored large-cap value stocks that we believed were best able to hold up in a chaotic market. As the period progressed, we increased our focus on companies we believed had stronger balance sheets and relatively predictable earnings. This defensive focus led us to make several new purchases in the healthcare and consumer staples sectors. In addition, the market’s large drop created new opportunities to add fundamentally strong companies at increasingly attractive valuations. At period end, we were evaluating potential purchase candidates in several sectors, including consumer discretionary, energy, industrials, and utilities.

Among REITs, we continued to focus on companies with what we deemed to be strong balance sheets, relatively modest debt loads, and a limited number of new property development projects on the horizon. Given the tremendous market uncertainty, especially late in the fiscal period, we found opportunities to invest in high-quality real estate stocks trading at what we believed were unusually attractive prices. We also maintained a higher-than-normal cash balance in the portfolio. In our view, this was a prudent step in light of the weaker economy and the REIT market’s volatility.

Relating to the Fund’s convertibles, we held substantially smaller positions in financial sector securities relative to our benchmark S&P 500 Index, a stance taken because of the ongoing significant risks facing investors in that sector. We also were, to an extent, underweight in industrials because of slowing economic activity. During the period, we added slightly to our exposure to materials sector companies, as we found certain stocks that declined more than we felt was warranted.

Portfolio management review
Delaware Dividend Income Fund

In addition, we maintained an overweight in technology, a sector we felt offered numerous opportunities to own solid companies.

Our belief that yields on lower-rated bonds were at historic lows relative to U.S. Treasury yields at the beginning of the period led us to position the Fund conservatively. We had an overweight in industries consisting of companies with tangible assets, strong cash flows, and modest debt levels.

Additionally, the Fund’s equity weighting including its REIT holdings, made up slightly less than half of the portfolio. At roughly 20%, the Fund allocation to convertible securities was higher than it would be during a typical economic environment. We also maintained a greater-than-normal allocation to high yield bonds.

Fund basics
Delaware Dividend Income Fund			As of Nov. 30, 2008
Fund objective:	The Fund seeks to provide high current income and an investment that has the potential for capital appreciation.
Total Fund net assets:	$363 million
Number of holdings:	364
Fund start date:	Dec. 2, 1996
	Nasdaq symbols	CUSIPs
Class A	DDIAX	24610B107
Class B	DDDBX	24610B206
Class C	DDICX	24610B305
Class R	DDDRX	24610B842
Institutional Class	DDIIX	24610B404

Performance summary
Delaware Dividend Income Fund	Nov. 30, 2008

The performance data quoted represent past performance; past performance does not guarantee future results. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. Please obtain the performance data for the most recent month end by calling 800 523-1918 or visiting our Web site at www.delawareinvestments.com/performance. Current performance may be lower or higher than the performance data quoted.

You should consider the investment objectives, risks, charges, and expenses of the investment company carefully before investing. The Delaware Dividend Income Fund prospectus contains this and other important information about the investment company. Please request a prospectus through your financial advisor by calling 800 523-1918 or visiting our Web site at www.delawareinvestments.com. Read the prospectus carefully before you invest or send money.

A rise or fall in interest rates can have a significant impact on bond prices and the net asset value (NAV) of the Fund. Funds that invest in bonds can lose their value as interest rates rise, and an investor can lose principal.

Fund performance	Average annual total returns through Nov. 30, 2008
	1 year	5 years	10 years	Lifetime
Class A (Est. Dec. 2, 1996)
Excluding sales charge	-37.15%	-2.70%	+2.11%	+4.74%
Including sales charge	-40.75%	-3.84%	+1.51%	+4.22%
Class B (Est. Oct. 1, 2003)
Excluding sales charge	-37.72%	-3.44%	n/a	-2.87%
Including sales charge	-40.05%	-3.80%	n/a	-3.10%
Class C (Est. Oct. 1, 2003)
Excluding sales charge	-37.63%	-3.41%	n/a	-2.84%
Including sales charge	-38.22%	-3.41%	n/a	-2.84%

Returns reflect the reinvestment of all distributions and any applicable sales charges as noted in the following paragraphs.

Performance for Class B and C shares, excluding sales charges, assumes either that contingent deferred sales charges did not apply or that the investment was not redeemed.

Expense limitations were in effect for all classes during the periods shown in the Fund performance chart and in the Performance of a $10,000 Investment chart. The current expenses for each class are listed on the “Fund expense ratios” table. (Note that all charts and graphs referred to in the “Performance summary” section of this report are found on pages 5 through 7.) Performance would have been lower had the expense limitation not been in effect.

The Fund offers Class A, B, C, R, and Institutional Class shares. Class A shares are sold with a maximum front-end sales charge of up to 5.75%, and have an annual distribution and service fee of up to 0.30% of average daily net assets.

Performance summary
Delaware Dividend Income Fund

Class B shares may only be purchased through dividend reinvestment and certain permitted exchanges as described in the prospectus. Please see the prospectus for additional information on Class B purchase and sales charges. Class B shares have a contingent deferred sales charge that declines from 4.00% to zero depending on the period of time the shares are held. Class B shares will automatically convert to Class A shares on a quarterly basis approximately eight years after purchase. They are also subject to an annual distribution and service fee of up to 1.00% of average daily net assets.

Class C shares are sold with a contingent deferred sales charge of 1.00% if redeemed during the first 12 months. They are also subject to an annual distribution and service fee of 1.00% of average daily net assets.

Please see the fee table in the prospectus and your financial professional for a more complete explanation of sales charges.

Class R shares were first made available Oct. 1, 2003, and are available only for certain retirement plan products. They are sold without a sales charge and have an annual distribution and service fee of up to 0.60% of average daily net assets, but such fee is subject to a contractual cap of 0.50% of average daily net assets.

The average annual total returns for the 1-year, 5-year, and lifetime (since Oct. 1, 2003) periods ended Nov. 30, 2008, for Delaware Dividend Income Fund Class R shares were -37.39%, -3.00%, and -2.40%, respectively.

The average annual total returns for the 1-year, 5-year, 10-year, and lifetime (since Dec. 2, 1996) periods ended Nov. 30, 2008, for Delaware Dividend Income Fund Institutional Class shares were -37.04%, -2.47%, +2.26%, and +4.85%, respectively. Institutional Class shares were first made available Dec. 2, 1996, and are available without sales or asset-based distribution charges only to certain eligible institutional accounts.

The “Fund performance” table and the “Performance of a $10,000 investment” graph do not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

The Fund’s expense ratios, as described in the most recent prospectus, are disclosed in the “Fund expense ratios” table. Management has contracted to reimburse certain expenses and/or waive its management fees from April 1, 2008, through March 31, 2009. Please see the most recent prospectus for additional information on the fee waivers.

Fund expense ratios	Class A	Class B	Class C	Class R	Institutional Class
Total annual operating expense	1.42%	2.12%	2.12%	1.72%	1.12%
(without fee waivers)
Net expense ratio	1.37%	2.12%	2.12%	1.62%	1.12%
(including fee waivers, if any)*
* The applicable fee waivers are discussed in the text on pages 5 and 6.

Performance of a $10,000 investment

Average annual total returns from Nov. 30, 1998, through Nov. 30, 2008

For period beginning Nov. 30, 1998, through Nov. 30, 2008	Starting value	Ending value
Delaware Dividend Income Fund — Class A Shares	$ 9,425	$11,618
S&P 500 Index	$10,000	$ 9,104

The chart assumes $10,000 invested in the Fund on Nov. 30, 1998, and includes the effect of a 5.75% front-end sales charge and the reinvestment of all distributions. Please note additional details on these fees in the “Performance summary” section of this report, which includes pages 5 through 7.

The chart also assumes $10,000 invested in the S&P 500 Index as of Nov. 30, 1998. The S&P 500 Index measures the performance of 500 mostly large-cap stocks weighted by market value, and is often used to represent performance of the U.S. stock market.

The FTSE NAREIT Equity REITs Index, mentioned on page 1, measures the performance of all publicly traded equity real estate investment trusts traded on U.S. exchanges.

The Merrill Lynch U.S. High Yield Master II Constrained Index, mentioned on page 1, is a market value–weighted index that tracks the public high yield debt market.

An index is unmanaged and does not reflect the costs of operating a mutual fund, such as the costs of buying, selling, and holding securities. You cannot invest directly in an index. Past performance is not a guarantee of future results.

Performance of other Fund classes will vary due to different charges and expenses.

The chart does not reflect the deduction of taxes the shareholders would pay on Fund distributions or redemptions of Fund shares.

Disclosure of Fund expenses
For the period June 1, 2008 to November 30, 2008

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period June 1, 2008 to November 30, 2008.

Actual expenses

The first section of the table shown, “Actual Fund Return,” provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The second section of the table shown, “Hypothetical 5% Return,” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. The Fund’s expenses shown in the table reflect fee waivers in effect. The expenses shown in the table assume reinvestment of all dividends and distributions.

Delaware Dividend Income Fund
Expense analysis of an investment of $1,000

	Beginning	Ending		Expenses
	Account Value	Account Value	Annualized	Paid During Period
	6/1/08	11/30/08	Expense Ratio	6/1/08 to 11/30/08*
Actual Fund return
Class A	$1,000.00	$ 655.50	1.00%	$4.14
Class B	1,000.00	652.70	1.75%	7.23
Class C	1,000.00	653.00	1.75%	7.23
Class R	1,000.00	654.30	1.25%	5.17
Institutional Class	1,000.00	656.40	0.75%	3.11
Hypothetical 5% return (5% return before expenses)
Class A	$1,000.00	$1,020.00	1.00%	$5.05
Class B	1,000.00	1,016.25	1.75%	8.82
Class C	1,000.00	1,016.25	1.75%	8.82
Class R	1,000.00	1,018.75	1.25%	6.31
Institutional Class	1,000.00	1,021.25	0.75%	3.79

*	“Expenses Paid During Period” are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by the 183/366 (to reflect the one-half year period).

Sector allocation and top 10 equity holdings
Delaware Dividend Income Fund	As of November 30, 2008

Sector designations may be different than the sector designations presented in other Fund materials. The sector designations may represent the investment manager’s internal sector classifications, which may result in the sector designations for one Fund being different than another Fund’s sector designations.

Sector	Percentage of net assets
Common Stock	48.00%
Consumer Discretionary	3.30%
Consumer Staples	8.01%
Diversified REITs	1.10%
Energy	3.80%
Financials	4.14%
Health Care	9.08%
Health Care REITs	0.88%
Hotel REITs	0.58%
Industrial REITs	0.17%
Industrials	2.11%
Information Technology	4.43%
Mall REITs	1.00%
Manufactured Housing REITs	0.38%
Materials	0.97%
Multifamily REITs	1.22%
Office REITs	1.22%
Self-Storage REITs	0.51%
Shopping Center REITs	0.81%
Specialty REITs	0.25%
Telecommunications	2.73%
Transportation	0.00%
Utilities	1.31%
Convertible Preferred Stock	3.59%
Banking, Finance & Insurance	1.04%
Basic Materials	0.15%
Cable, Media & Publishing	0.16%
Energy	0.57%
Health Care & Pharmaceuticals	0.79%
Telecommunications	0.24%
Utilities	0.64%

Sector	Percentage of net assets
Convertible Bonds	17.09%
Aerospace & Defense	0.62%
Banking, Finance & Insurance	0.16%
Basic Industry	0.86%
Cable, Media & Publishing	1.26%
Computers & Technology	2.78%
Electronics & Electrical Equipment	1.20%
Energy	0.53%
Environmental Services	0.37%
Health Care & Pharmaceuticals	4.62%
Real Estate	1.04%
Retail	0.70%
Telecommunications	2.46%
Transportation	0.21%
Utilities	0.28%
Corporate Bonds	24.75%
Basic Industry	3.02%
Brokerage	0.10%
Capital Goods	3.50%
Consumer Cyclical	1.27%
Consumer Non-Cyclical	1.50%
Energy	3.79%
Financials	0.56%
Media	1.60%
Real Estate	0.12%
Services Cyclical	1.68%
Services Non-Cyclical	2.09%
Technology & Electronics	0.32%
Telecommunications	3.64%
Utilities	1.56%
Senior Secured Loans	0.61%
Leveraged Non-Recourse Security	0.00%
Exchange Traded Fund	0.05%
Limited Partnership	0.19%

Sector allocation and top 10 equity holdings
Delaware Dividend Income Fund

Sector	Percentage of net assets
Preferred Stock	0.55%
Residual Interest Trust Certificate	0.00%
Warrants	0.00%
Repurchase Agreements	0.91%
Securities Lending Collateral	8.01%
Total Value of Securities	103.75%
Obligation to Return Securities Lending Collateral	(8.42%)
Receivables and Other Assets Net of Liabilities	4.67%
Total Net Assets	100.00%

Holdings are for informational purposes only and are subject to change at any time. They are not a recommendation to buy, sell, or hold any security.

Top 10 Equity Holdings	Percentage of net assets
Travelers	1.75%
Archer-Daniels-Midland	1.68%
Merck	1.51%
Wyeth	1.39%
Kraft Foods Class A	1.39%
Verizon Communications	1.38%
Chevron	1.37%
CVS	1.37%
AT&T	1.35%
Quest Diagnostics	1.31%

Statement of net assets
Delaware Dividend Income Fund	November 30, 2008

	Number of shares	Value
Common Stock – 48.00%
Consumer Discretionary – 3.30%
Gap	338,000	$4,400,760
Limited Brands	330,600	3,077,886
Mattel	330,900	4,523,403
*† Time Warner Cable Class A	12	245
		12,002,294
Consumer Staples – 8.01%
Archer-Daniels-Midland	223,200	6,111,216
CVS Caremark	171,600	4,964,388
Heinz (H.J.)	108,500	4,214,140
Kimberly-Clark	74,200	4,288,018
Kraft Foods Class A	184,900	5,031,129
Safeway	205,000	4,469,000
		29,077,891
Diversified REITs – 1.10%
Ascendas Real Estate Investment Trust	473,900	463,487
* Digital Realty Trust	21,600	590,976
Liberty Property Trust	34,100	651,992
Vornado Realty Trust	42,800	2,287,660
		3,994,115
Energy – 3.80%
Chevron	62,900	4,969,729
ConocoPhillips	83,900	4,406,428
Marathon Oil	168,900	4,421,802
		13,797,959
Financials – 4.14%
Allstate	158,800	4,039,872
Bank of New York Mellon	153,500	4,637,235
Travelers	145,600	6,355,441
		15,032,548
Health Care – 9.08%
Bristol-Myers Squibb	227,300	4,705,110
Cardinal Health	115,900	3,769,068
Johnson & Johnson	78,800	4,616,104
Merck	205,700	5,496,304
Pfizer	277,400	4,557,682
Quest Diagnostics	101,900	4,745,483
Wyeth	140,400	5,055,804
		32,945,555

Statement of net assets
Delaware Dividend Income Fund

		Number of shares	Value
Common Stock (continued)
Health Care REITs – 0.88%
	HCP	40,200	$830,934
*	Health Care REIT	37,100	1,409,800
	Ventas	41,900	962,862
			3,203,596
Hotel REITs – 0.58%
	Hersha Hospitality Trust	216,900	763,488
	Host Hotels & Resorts	180,000	1,353,600
			2,117,088
Industrial REITs – 0.17%
	AMB Property	35,800	616,476
			616,476
Industrials – 2.11%
†	BWAY Holding	7,120	34,247
	Donnelley (R.R.) & Sons	272,000	3,470,720
*	Grupo Aeroportuario del Centro Norte ADR	20,242	168,413
†=P@	Port Townsend	1,110	11
*	Waste Management	136,300	3,979,961
			7,653,352
Information Technology – 4.43%
	Intel	320,000	4,416,000
	International Business Machines	55,800	4,553,280
*	Motorola	728,000	3,137,680
	Xerox	570,600	3,988,494
			16,095,454
Mall REITs – 1.00%
*	Macerich	23,000	309,580
*	Simon Property Group	70,100	3,329,750
			3,639,330
Manufactured Housing REITs – 0.38%
	Equity Lifestyle Properties	28,800	996,480
*	Sun Communities	34,000	372,300
			1,368,780
Materials – 0.97%
	duPont (E.I.) deNemours	140,200	3,513,412
			3,513,412
Multifamily REITs – 1.22%
*	American Campus Communities	36,100	808,279
*	Apartment Investment & Management	14,384	164,984

		Number of shares	Value
Common Stock (continued)
Multifamily REITs (continued)
*	AvalonBay Communities	8,400	$509,628
	Camden Property Trust	33,900	897,333
	Equity Residential	67,700	2,060,111
			4,440,335
Office REITs – 1.22%
*	Alexandria Real Estate Equities	17,400	770,472
*	Highwoods Properties	63,000	1,504,440
	Mack-Cali Realty	45,500	863,135
	PS Business Parks	23,800	1,134,308
*	SL Green Realty	8,500	161,160
			4,433,515
Self-Storage REITs – 0.51%
*	Public Storage	26,600	1,859,074
			1,859,074
Shopping Center REITs – 0.81%
*	Federal Realty Investment Trust	27,600	1,596,384
	Kimco Realty	64,000	905,600
	Kite Realty Group Trust	53,300	208,403
	Ramco-Gershenson Properties Trust	41,700	205,581
			2,915,968
Specialty REITs – 0.25%
*	Entertainment Properties Trust	37,400	917,422
			917,422
Telecommunications – 2.73%
	AT&T	171,100	4,886,616
†	Century Communications	1,625,000	0
	Verizon Communications	153,800	5,021,570
			9,908,186
Transportation – 0.00%
*†	Delta Air Lines	399	3,513
			3,513
Utilities – 1.31%
*†	Mirant	448	7,715
*†	NRG Energy	4,650	110,159
	Progress Energy	116,800	4,635,791
			4,753,665
	Total Common Stock (cost $263,042,117)		174,289,528

Statement of net assets
Delaware Dividend Income Fund

	Number of shares	Value
Convertible Preferred Stock – 3.59%
Banking, Finance & Insurance – 1.04%
Aspen Insurance 5.625% exercise price $29.28,
expiration date 12/31/49	37,800	$1,228,500
Fannie Mae 8.75% exercise price $32.45,
expiration date 5/13/11	25,000	46,000
# Morgan Stanley 144A 11.00% exercise price
$94.64, expiration date 1/7/09	35,432	1,772,131
Sovereign Capital Trust IV 4.375% exercise price
$29.16, expiration date 3/1/34	35,700	582,356
XL Capital 7.00% exercise price $80.59,
expiration date 2/15/09	64,400	131,376
		3,760,363
Basic Materials – 0.15%
Freeport-McMoRan Copper & Gold 6.75%
exercise price $73.50, expiration date 5/1/10	12,700	533,400
		533,400
Cable, Media & Publishing – 0.16%
# Interpublic Group 144A 5.25% exercise price
$13.66, expiration date 12/31/49	1,500	594,750
		594,750
Energy – 0.57%
* Chesapeake Energy 4.50% exercise price
$44.17, expiration date 12/31/49	17,075	1,088,531
El Paso Energy Capital Trust I 4.75% exercise
price $41.59, expiration date 3/31/28	39,900	999,495
		2,088,026
Health Care & Pharmaceuticals – 0.79%
Mylan 6.50% exercise price $17.08,
expiration date 11/15/10	1,700	1,003,000
Schering-Plough 6.00% exercise price $33.69,
expiration date 8/13/10	12,000	1,859,250
		2,862,250
Telecommunications – 0.24%
Lucent Technologies Capital Trust I 7.75%
exercise price $24.80, expiration date 3/15/17	3,000	870,750
		870,750

		Number of shares	Value
Convertible Preferred Stock (continued)
Utilities – 0.64%
•	CenterPoint Energy 2.00% exercise price $40.88,
	expiration date 9/15/29	26,000	$299,000
	Entergy 7.625% exercise price $87.46,
	expiration date 2/17/09	40,750	2,027,313
			2,326,313
Total Convertible Preferred Stock (cost $28,745,082)			13,035,852
		Principal amount
Convertible Bonds – 17.09%
Aerospace & Defense – 0.62%
#	AAR 144A 1.75% 2/1/26 exercise price $29.43,
	expiration date 2/1/26	$1,150,000	849,563
#	L-3 Communications 144A 3.00% 8/1/35
	exercise price $101.70, expiration date 8/1/35	1,500,000	1,393,125
			2,242,688
Banking, Finance & Insurance – 0.16%
•	Prudential Financial 0.419% 12/12/36 exercise
	price $104.21, expiration date 12/12/36	600,000	594,060
			594,060
Basic Industry – 0.86%
#	Apex Silver Mines 144A 2.875% 3/15/24
	exercise price $28.62, expiration date 3/15/24	1,000,000	82,500
	Rayonier TRS Holdings 3.75% 10/15/12
	exercise price $54.82 expiration date 10/15/12	2,770,000	2,340,650
#	Sino-Forest 144A 5.00% 8/1/13 exercise price
	$20.29, expiration date 8/1/13	1,275,000	696,469
			3,119,619
Cable, Media & Publishing – 1.26%
	Liberty Media 3.25% 3/15/31 exercise price
	$53.86, expiration date 3/8/31	3,000,000	738,750
^	Omnicom Group 0.162% 2/7/31 exercise price
	$55.01, expiration date 2/7/31	2,000,000	1,952,500
#	Playboy Enterprises 144A 3.00% 3/15/25
	exercise price $17.02, expiration date 3/15/25	3,240,000	1,895,400
			4,586,650
Computers & Technology – 2.78%
	Advanced Micro Devices
	6.00% 5/1/15 exercise price $28.08,
	expiration date 5/1/15	1,930,000	576,588

Statement of net assets
Delaware Dividend Income Fund

	Principal amount	Value
Convertible Bonds (continued)
Computers & Technology (continued)
Advanced Micro Reviews
#144A 6.00% 5/1/15 exercise price $28.08,
expiration date 5/1/15	$3,385,000	$1,011,269
Euronet Worldwide 3.50% 10/15/25 exercise
price $40.48, expiration date 10/15/25	3,500,000	2,161,249
Hutchinson Technology 3.25% 1/15/26
exercise price $36.43, expiration date 1/15/26	1,540,000	492,800
Intel
2.95% 12/15/35 exercise price $31.53,
expiration date 12/15/35	500,000	378,750
#144A 2.95% 12/15/35 exercise price $31.53,
expiration date 12/15/35	1,140,000	863,550
* Linear Technology 3.125% 5/1/27 exercise price
$49.03, expiration date 5/1/27	1,500,000	1,342,500
Red Hat 0.50% 1/15/24 exercise price $25.59,
expiration date 1/15/24	1,600,000	1,588,000
SanDisk 1.00% 5/15/13 exercise price $82.36,
expiration date 5/15/13	3,870,000	1,668,937
		10,083,643
Electronics & Electrical Equipment – 1.20%
Fisher Scientific 3.25% 3/1/24 exercise price
$40.20, expiration date 3/1/24	1,500,000	1,625,625
Flextronics International 1.00% 8/1/10
exercise price $15.53, expiration date 8/1/10	3,450,000	2,725,500
		4,351,125
Energy – 0.53%
Peabody Energy 4.75% 12/15/41 exercise price
$58.45, expiration date 12/15/41	865,000	509,269
Transocean
1.50% 12/15/37 exercise price $168.61,
expiration date 12/15/37	865,000	679,025
1.625% 12/15/37 exercise price $168.61,
expiration date 12/15/37	865,000	736,331
		1,924,625
Environmental Services – 0.37%
Allied Waste 4.25% 4/15/34 exercise price
$20.43, expiration date 4/15/34	1,480,000	1,326,450
		1,326,450

		Principal amount	Value
Convertible Bonds (continued)
Health Care & Pharmaceuticals – 4.62%
	Advanced Medical Optics 3.25% 8/1/26
	exercise price $59.61, expiration date 8/1/26	$3,610,000	$1,389,850
	Allergan
	*1.50% 4/1/26 exercise price $63.33,
	expiration date 4/1/26	600,000	562,500
	#144A 1.50% 4/1/26 exercise price $63.33,
	expiration date 4/1/26	1,935,000	1,814,063
	Amgen
	0.375% 2/1/13 exercise price $79.48,
	expiration date 2/1/13	1,680,000	1,457,400
	#144A 0.375% 2/1/13 exercise price $79.48,
	expiration date 2/1/13	775,000	672,313
	CV Therapeutics 3.25% 8/16/13 exercise price
	$27.00, expiration date 8/16/13	530,000	339,200
Φ	Hologic 2.00% 12/15/37 exercise price $38.59,
	expiration date 12/15/37	1,715,000	979,694
	LifePoint Hospitals 3.50% 5/15/14 exercise
	price $51.79, expiration date 5/14/14	850,000	478,125
	Medtronic
	1.50% 4/15/11 exercise price $56.08,
	expiration date 4/15/11	1,000,000	897,500
	1.625% 4/15/13 exercise price $56.08,
	expiration date 4/15/13	2,000,000	1,657,500
	Mentor 2.75% 1/1/24 exercise price $28.81,
	expiration date 1/1/24	2,100,000	2,063,249
	Teva Pharmaceutical Finance 0.25% 2/1/26
	exercise price $47.06, expiration date 2/1/26	1,535,000	1,479,356
•	Wyeth 2.621% 1/15/24 exercise price $60.09,
	expiration date 1/15/24	3,000,000	2,976,299
			16,767,049
Real Estate – 1.04%
	MeriStar Hospitality 9.50% 4/1/10 exercise
	price $10.18, expiration date 4/1/10	1,685,000	1,729,653
#	Weingarten Realty Investors 144A 3.95% 8/1/26
	exercise price $48.45, expiration date 8/1/26	3,000,000	2,040,000
			3,769,653

Statement of net assets
Delaware Dividend Income Fund

	Principal amount	Value
Convertible Bonds (continued)
Retail – 0.70%
Pantry 3.00% 11/15/12 exercise price $50.10,
expiration date 11/15/12	$1,755,000	$1,004,738
# Saks 144A 2.00% 3/15/24 exercise price
$11.97, expiration date 3/15/24	1,135,000	662,556
Sonic Automotive 5.25% 5/7/09 exercise price
$46.87, expiration date 5/7/09	1,000,000	885,000
		2,552,294
Telecommunications – 2.46%
Amdocs 0.50% 3/15/24 exercise price $43.12,
expiration date 3/15/24	2,000,000	1,965,001
CommScope 1.00% 3/15/24 exercise price
$21.75, expiration date 3/15/24	1,925,000	1,843,188
Level 3 Communications 3.50% 6/15/12
exercise price $5.46, expiration date 6/15/12	2,425,000	936,656
NII Holdings 3.125% 6/15/12 exercise price
$118.32, expiration date 6/15/12	3,435,000	1,919,306
# Nortel Networks 144A
1.75% 4/15/12 exercise price $32.00,
expiration date 4/15/12	845,000	122,525
2.125% 4/15/14 exercise price $32.00,
expiration date 4/15/14	845,000	122,525
Qwest Communications International
3.50% 11/15/25 exercise price $5.90,
expiration date 11/15/25	750,000	609,375
# Virgin Media 144A 6.50% 11/15/16 exercise
price $19.22, expiration date 11/15/16	3,385,000	1,425,931
		8,944,507
Transportation – 0.21%
Bristow Group 3.00% 6/15/38 exercise price
$77.34, expiration date 6/15/38	1,500,000	774,375
		774,375
Utilities – 0.28%
Dominion Resources 2.125% 12/15/23 exercise
price $36.33, expiration date 12/15/23	1,000,000	1,023,750
		1,023,750
Total Convertible Bonds (cost $91,859,584)		62,060,488

		Principal amount	Value
Corporate Bonds – 24.75%
Basic Industry – 3.02%
	California Steel Industries 6.125% 3/15/14	$495,000	$304,425
*	Domtar 7.125% 8/15/15	421,000	288,385
#@	Evraz Group 44A 9.50% 4/24/18	1,775,000	772,125
	Freeport McMoRan Copper & Gold 8.25% 4/1/15	675,000	489,921
	Georgia-Pacific
	7.70% 6/15/15	255,000	195,075
	8.875% 5/15/31	525,000	330,750
	Innophos 8.875% 8/15/14	745,000	636,975
@#	Innophos Holding 144A 9.50% 4/15/12	510,000	379,950
	International Coal Group 10.25% 7/15/14	870,000	661,200
#	MacDermid 144A 9.50% 4/15/17	1,185,000	645,825
	Momentive Performance Materials 9.75% 12/1/14	800,000	314,000
	NewPage 10.00% 5/1/12	950,000	517,750
•	Noranda Aluminium Acquisition 6.595% 5/15/15	615,000	202,950
@	Norske Skog Canada 8.625% 6/15/11	725,000	413,250
@#	Norske Skogindustrier 144A 7.125% 10/15/33	175,000	84,875
=@	Port Townsend Private Note 12.431% 8/27/12	310,800	307,692
@	Potlatch 13.00% 12/1/09	1,075,000	1,164,214
#	Rock-Tenn 144A 9.25% 3/15/16	490,000	423,850
@	Rockwood Specialties Group 7.50% 11/15/14	690,000	569,250
*•#	Ryerson 144A 10.568% 11/1/14	405,000	269,325
#@	Sappi Papier Holding 144A 6.75% 6/15/12	1,230,000	905,434
#@	Severstal 144A 9.75% 7/29/13	350,000	152,250
*#	Steel Dynamics 144A 7.75% 4/15/16	760,000	467,400
#	Vedanta Resources 144A 9.50% 7/18/18	595,000	294,525
•	Verso Paper Holdings 6.943% 8/1/14	295,000	160,775
			10,952,171
Brokerage – 0.10%
	LaBranche 11.00% 5/15/12	440,000	367,400
			367,400
Capital Goods – 3.50%
	Allied Waste North America
	*6.875% 6/1/17	290,000	253,750
	7.125% 5/15/16	215,000	190,275
	*7.25% 3/15/15	190,000	168,625
*@	Associated Materials 9.75% 4/15/12	820,000	705,200
@	BWAY 10.00% 10/15/10	1,280,000	1,107,200
	Celestica 7.875% 7/1/11	235,000	200,925

Statement of net assets
Delaware Dividend Income Fund

		Principal amount	Value
Corporate Bonds (continued)
Capital Goods (continued)
	Centex
	4.55% 11/1/10	$460,000	$381,800
	5.125% 10/1/13	170,000	102,850
@	CPG International I 10.50% 7/1/13	595,000	336,175
	DR Horton
	6.00% 4/15/11	200,000	157,000
	7.875% 8/15/11	780,000	643,500
	DRS Technologies 7.625% 2/1/18	575,000	573,563
	Flextronics International 6.25% 11/15/14	375,000	279,375
*	Graham Packaging 9.875% 10/15/14	1,036,000	657,860
*	Graphic Packaging International 9.50% 8/15/13	1,260,000	875,700
	Greenbrier 8.375% 5/15/15	1,005,000	748,725
@	Intertape Polymer 8.50% 8/1/14	400,000	306,000
	M/I Homes 6.875% 4/1/12	320,000	171,200
#	Moog 144A 7.25% 6/15/18	465,000	360,375
	Owens Brockway Glass Container 6.75% 12/1/14	800,000	700,000
	Ryland Group 6.875% 6/15/13	905,000	628,975
	Sally Holdings 10.05% 11/15/16	815,000	476,775
	Thermadyne Holdings 9.50% 2/1/14	910,000	723,450
	Toll
	8.25% 2/1/11	885,000	734,550
	8.25% 12/1/11	295,000	243,375
*@	Vitro 11.75% 11/1/13	900,000	256,500
	Vought Aircraft Industries 8.00% 7/15/11	1,055,000	733,225
			12,716,948
Consumer Cyclical – 1.27%
@	Denny’s Holdings 10.00% 10/1/12	235,000	162,150
*	Dollar General 10.625% 7/15/15	585,000	529,424
*	Ford Motor 7.45% 7/16/31	495,000	126,225
	Ford Motor Credit
	•7.569% 1/13/12	460,000	202,975
	7.80% 6/1/12	1,135,000	489,832
@	Global Cash Access 8.75% 3/15/12	595,000	467,075
	GMAC
	5.625% 5/15/09	460,000	316,985
	6.625% 5/15/12	320,000	112,259
	6.875% 8/28/12	255,000	89,323
*	Goodyear Tire & Rubber 9.00% 7/1/15	235,000	176,250

		Principal amount	Value
Corporate Bonds (continued)
Consumer Cyclical (continued)
#	Invista 144A 9.25% 5/1/12	$330,000	$242,550
	Lear 8.75% 12/1/16	1,550,000	341,000
	Levi Strauss 9.75% 1/15/15	542,000	327,910
*	Neiman Marcus Group 10.375% 10/15/15	1,050,000	399,000
*	Tenneco 8.625% 11/15/14	1,038,000	389,250
*#	TRW Automotive 144A 7.00% 3/15/14	475,000	232,750
			4,604,958
Consumer Non-Cyclical – 1.50%
@	ACCO Brands 7.625% 8/15/15	515,000	270,375
	Advanced Medical Optics 7.50% 5/1/17	950,000	527,250
*#	Bausch & Lomb 144A 9.875% 11/1/15	600,000	463,500
*	Biomet 10.00% 10/15/17	575,000	520,375
@	Cardtronics
	9.25% 8/15/13	315,000	235,069
	9.25% 8/15/13	705,000	526,106
*	Chiquita Brands 8.875% 12/1/15	645,000	461,175
*	Constellation Brands 8.125% 1/15/12	665,000	581,875
	Del Monte
	6.75% 2/15/15	175,000	143,500
	*8.625% 12/15/12	245,000	222,950
*	Jarden 7.50% 5/1/17	506,000	331,430
Φ	JohnsonDiversey Holdings 10.67% 5/15/13	410,000	293,150
	Tysons Food 7.35% 4/1/16	410,000	258,026
*	Visant Holding 8.75% 12/1/13	820,000	594,499
			5,429,280
Energy – 3.79%
	AmeriGas Partners 7.125% 5/20/16	920,000	648,600
	Chesapeake Energy
	*6.375% 6/15/15	100,000	70,500
	7.00% 8/15/14	625,000	478,125
	Complete Production Service 8.00% 12/15/16	475,000	301,625
	Compton Petroleum Finance 7.625% 12/1/13	1,385,000	574,775
#@	Connacher Oil & Gas 144A 10.25% 12/15/15	1,125,000	590,625
#	Copano Energy 144A 7.75% 6/1/18	440,000	290,400
*	Dynergy Holdings 7.75% 6/1/19	800,000	536,000
	El Paso 6.875% 6/15/14	605,000	451,515
#	El Paso Performance-Linked Trust 144A
	7.75% 7/15/11	525,000	438,096

Statement of net assets
Delaware Dividend Income Fund

		Principal amount	Value
Corporate Bonds (continued)
Energy (continued)
*	Energy Partners 9.75% 4/15/14	$355,000	$165,075
	Frontier Oil 8.50% 9/15/16	330,000	278,850
@	Geophysique-Veritas
	7.50% 5/15/15	95,000	62,225
	7.75% 5/15/17	670,000	414,563
	#Helix Energy Solutions 144A 9.50% 1/15/16	1,155,000	612,150
	#Hilcorp Energy I 144A
	7.75% 11/1/15	1,100,000	791,999
	9.00% 6/1/16	220,000	158,400
	Inergy Finance
	6.875% 12/15/14	350,000	256,375
	*8.25% 3/1/16	535,000	395,900
	KCS Energy 7.125% 4/1/12	465,000	337,125
	Key Energy Services 8.375% 12/1/14	905,000	635,763
	Mariner Energy 8.00% 5/15/17	1,075,000	580,500
	MarkWest Energy 8.75% 4/15/18	465,000	295,275
	Massey Energy 6.875% 12/15/13	965,000	658,613
	OPTI Canada
	7.875% 12/15/14	485,000	186,725
	8.25% 12/15/14	310,000	122,450
	PetroHawk Energy 9.125% 7/15/13	696,000	535,920
@	Petroleum Development 12.00% 2/15/18	525,000	362,250
	Plains Exploration & Production 7.00% 3/15/17	710,000	479,250
*	Range Resources 7.25% 5/1/18	415,000	331,481
	Regency Energy Partners 8.375% 12/15/13	909,000	647,663
	Whiting Petroleum 7.25% 5/1/13	1,090,000	779,349
	Williams 7.50% 1/15/31	439,000	288,142
			13,756,304
Financials – 0.56%
•	Hartford Financial Services Group 8.125%
	6/15/38	465,000	215,388
	Hexion US Finance 9.75% 11/15/14	360,000	189,000
	Leucadia National 8.125% 9/15/15	490,000	427,525
•#	MetLife Capital Trust X 144A 9.25% 4/8/38	300,000	199,919
#@	Nuveen Investments 144A 10.50% 11/15/15	1,155,000	359,494
	Silicon Valley Bank 6.05% 6/1/17	310,000	261,131
•	USB Capital IX 6.189% 4/15/49	310,000	161,273
•	Wells Fargo Capital XIII 7.70% 12/29/49	260,000	211,102
			2,024,832

		Principal amount	Value
Corporate Bonds (continued)
Media – 1.60%
*	CCO Holdings 8.75% 11/15/13	$790,000	$454,250
#	Charter Communications Operating 144A
	10.875% 9/15/14	2,146,000	1,550,485
#	CSC Holdings 144A 8.50% 6/15/15	600,000	487,500
	Dex Media West 9.875% 8/15/13	1,340,000	298,150
#@	Expedia 144A 8.50% 7/1/16	385,000	236,775
	Lamar Media 6.625% 8/15/15	455,000	332,150
#	LBI Media 144A 8.50% 8/1/17	465,000	165,075
	LIN Television Corp 6.50% 5/15/13	375,000	176,250
	Mediacom Capital 9.50% 1/15/13	355,000	292,875
	Quebecor Media 7.75% 3/15/16	720,000	486,000
#	Rainbow National Services 144A 10.375% 9/1/14	275,000	239,250
	Time Warner Telecom Holdings 9.25% 2/15/14	660,000	524,700
	Videotron
	6.375% 12/15/15	165,000	127,875
	#144A 9.125% 4/15/18	475,000	420,375
			5,791,710
Real Estate – 0.12%
*	Host Hotels & Resorts 7.125% 11/1/13	600,000	439,500
			439,500
Services Cyclical – 1.68%
	FTI Consulting
	7.625% 6/15/13	805,000	720,475
	7.75% 10/1/16	305,000	263,825
#@	Galaxy Entertainment Finance 144A
	9.875% 12/15/12	1,015,000	380,625
	Gaylord Entertainment
	6.75% 11/15/14	275,000	149,875
	8.00% 11/15/13	965,000	577,794
	Hertz 8.875% 1/1/14	670,000	349,238
	Kansas City Southern de Mexico 9.375% 5/1/12	855,000	684,000
*	MGM MIRAGE
	7.50% 6/1/16	550,000	286,000
	#144A 13.00% 11/15/13	250,000	210,000
@	Mobile Mini 6.875% 5/1/15	435,000	311,025
*‡@	Northwest Airlines 10.00% 2/1/09	265,000	994
*	Pinnacle Entertainment
	8.25% 3/15/12	500,000	367,500
	8.75% 10/1/13	550,000	420,750

Statement of net assets
Delaware Dividend Income Fund

		Principal amount	Value
Corporate Bonds (continued)
Services Cyclical (continued)
#@	Pokagon Gaming Authority 144A
	10.375% 6/15/14	$1,173,000	$997,049
	Seabulk International 9.50% 8/15/13	424,000	384,780
			6,103,930
Services Non-cyclical – 2.09%
	Alliance Imaging 7.25% 12/15/12	425,000	355,938
*	ARAMARK 8.50% 2/1/15	1,190,000	993,649
@	Casella Waste Systems 9.75% 2/1/13	1,083,000	947,625
*	Community Health Systems 8.875% 7/15/15	725,000	585,438
	Cornell 10.75% 7/1/12	210,000	187,950
	HCA
	6.50% 2/15/16	415,000	234,475
	*9.25% 11/15/16	245,000	199,675
	HCA PIK 9.625% 11/15/16	810,000	585,225
•	HealthSouth 9.133% 6/15/14	925,000	772,375
	Iron Mountain
	6.625% 1/1/16	505,000	396,425
	8.00% 6/15/20	305,000	236,375
	Lender Process Services 8.125% 7/1/16	380,000	321,100
	Rental Services 9.50% 12/1/14	430,000	212,850
	Select Medical 7.625% 2/1/15	1,075,000	639,625
@#	Seminole Indian Tribe of Florida 144A
	7.804% 10/1/20	705,000	617,538
	8.03% 10/1/20	350,000	310,405
			7,596,668
Technology & Electronics – 0.32%
•	Freescale Semiconductor 6.694% 12/15/14	745,000	186,250
	Sungard Data Systems
	9.125% 8/15/13	643,000	501,540
	10.25% 8/15/15	834,000	487,890
			1,175,680
Telecommunications – 3.64%
‡=@	Allegiance Telecom 11.75% 2/15/10	10,000	0
•	Centennial Communications 9.633% 1/1/13	340,000	319,600
	Cincinnati Bell
	7.00% 2/15/15	500,000	358,750
	7.25% 7/15/13	255,000	210,375
*	Citizens Communications 7.125% 3/15/19	970,000	565,025
	Cricket Communications 9.375% 11/1/14	1,555,000	1,242,056

	Principal amount		Value
Corporate Bonds (continued)
Telecommunications (continued)
#@	Digicel 144A 9.25% 9/1/12	$1,355,000	$1,009,475
@	GCI 7.25% 2/15/14	255,000	205,913
	Hughes Network Systems/Finance 9.50% 4/15/14	800,000	664,000
Ω	Inmarsat Finance 10.375% 11/15/12	1,540,000	1,359,049
	Intelsat Bermuda 11.25% 6/15/16	1,011,000	818,910
	Lucent Technologies 6.45% 3/15/29	599,000	242,595
	MetroPCS Wireless 9.25% 11/1/14	1,100,000	907,500
#	Nordic Telephone Company Holdings 144A
	8.875% 5/1/16	483,000	352,590
	Nortel Networks
	•9.003% 7/15/11	265,000	87,450
	10.75% 7/15/16	740,000	218,300
*	PAETEC Holding 9.50% 7/15/15	540,000	303,750
	Qwest Capital Funding 7.25% 2/15/11	1,255,000	972,625
*	Sprint Nextel 6.00% 12/1/16	1,990,000	1,105,941
#	Telesat Canada 144A 11.00% 11/1/15	345,000	229,425
#@	Vimpelcom 144A 9.125% 4/30/18	970,000	431,650
*	Virgin Media Finance 8.75% 4/15/14	980,000	712,950
#	Wind Acquisition Finance 144A 10.75% 12/1/15	145,000	119,625
	Windstream 8.125% 8/1/13	960,000	796,800
			13,234,354
Utilities – 1.56%
	AES
	7.75% 3/1/14	665,000	490,438
	8.00% 10/15/17	690,000	479,550
	Celestica 7.625% 7/1/13	120,000	89,400
	Edison Mission Energy 7.625% 5/15/27	725,000	496,625
	Elwood Energy 8.159% 7/5/26	938,629	691,704
	Midwest Generation 8.30% 7/2/09	427,584	409,412
	Mirant North America 7.375% 12/31/13	890,000	774,300
	NRG Energy 7.375% 2/1/16	1,000,000	814,999
	Orion Power Holdings 12.00% 5/1/10	736,000	717,600
	Reliant Energy 7.625% 6/15/14	350,000	269,500
#	Texas Competitive Electric Holdings 144A
	10.25% 11/1/15	675,000	435,375
			5,668,903
Total Corporate Bonds (cost $127,791,944)			89,862,638

Statement of net assets
Delaware Dividend Income Fund

	Principal amount	Value
«Senior Secured Loans – 0.61%
Energy Futures Holdings Term Tranche Loan B2
5.603% 10/10/14	$1,000,000	$686,125
Ford Motor Term Tranche Loan B
4.423% 11/29/13	1,008,965	423,765
General Motors Term Tranche Loan B
5.795% 11/17/13	650,000	264,176
Talecris Biotherapeutics 2nd Lien
8.64% 12/6/14	925,000	818,626
Total Senior Secured Loans (cost $2,778,972)		2,192,692

Leveraged Non-Recourse Security – 0.00%
•#◆@	JP Morgan Fixed Income Pass Through Trust 2007
144A 0.01% 1/15/87	1,300,000	0
Total Leveraged Non-Recourse Security
(cost $1,105,000)		0

	Number of shares
Exchange Traded Fund – 0.05%
UltraShort Real Estate ProShares	1,600	194,992
Total Exchange Traded Fund (cost $231,175)		194,992

Limited Partnership – 0.19%
* Brookfield Infrastructure Partners	59,100	694,425
Total Limited Partnership (cost $1,123,157)		694,425

Preferred Stock – 0.55%
Banking, Finance & Insurance – 0.06%
Freddie Mac 6.02%	21,000	15,750
• JPMorgan Chase 7.9%	255,000	200,120
		215,870
Industrials – 0.02%
=@ Port Townsend	222	54,066
		54,066
Leisure, Lodging & Entertainment – 0.06%
Red Lion Hotels Capital Trust 9.50%	17,479	203,893
		203,893

		Number of shares	Value
Preferred Stock (continued)
	Real Estate – 0.41%
	SL Green Realty 7.625%	108,900	$1,197,901
	Vornado Realty Trust 6.625%	19,900	249,745
	W2007 Grace Acquisitions 8.75%	21,700	54,250
			1,501,896
	Total Preferred Stock (cost $5,050,657)		1,975,725

		Principal amount
Residual Interest Trust Certificate – 0.00%
#◆@	Freddie Mac Auction Pass Through Trust 2007-6 144A	$475,000	0
	Total Residual Interest Trust Certificate
	(cost $516,980)		0

		Number of shares
Warrants – 0.00%
P†=@	Port Townsend	222	2
†#	Solutia 144A, exercise price $7.59,
	expiration date 7/15/09	12	0
	Total Warrants (cost $6,349)		2

		Principal amount
Repurchase Agreements** – 0.91%
	BNP Paribas 0.20%, dated 11/28/08, to be
	repurchased on 12/1/08, repurchase
	price $3,311,055 (collateralized by
	U.S. Government obligations,
	6/4/09; market value $3,420,824)	$3,311,000	3,311,000
	Total Repurchase Agreements (cost $3,311,000)		3,311,000
	Total Value of Securities Before Securities Lending
	Collateral – 95.74% (cost $525,562,017)		347,617,342

		Number of shares
Securities Lending Collateral*** – 8.01%
	Investment Companies
	Mellon GSL DBT II Collateral Fund	29,828,471	29,035,034
	=Mellon GSL DBT II Liquidation Trust	741,807	60,828
	Total Securities Lending Collateral
	(cost $30,570,278)		29,095,862

Statement of net assets
Delaware Dividend Income Fund

Total Value of Securities – 103.75%
(cost $556,132,295)	$376,713,204 ©
Obligation to Return Securities
Lending Collateral*** – (8.42%)	(30,570,278)
Receivables and Other Assets
Net of Liabilities – 4.67%	16,963,658
Net Assets Applicable to 51,786,625
Shares Outstanding – 100.00%	$363,106,584

Net Asset Value – Delaware Dividend Income Fund
Class A ($179,588,090 / 25,610,549 Shares)	$7.01
Net Asset Value – Delaware Dividend Income Fund
Class B ($32,533,384 / 4,641,355 Shares)	$7.01
Net Asset Value – Delaware Dividend Income Fund
Class C ($146,769,246 / 20,933,463 Shares)	$7.01
Net Asset Value – Delaware Dividend Income Fund
Class R ($1,928,378 / 275,163 Shares)	$7.01
Net Asset Value – Delaware Dividend Income Fund
Institutional Class ($2,287,486 / 326,095 Shares)	$7.01

Components of Net Assets at November 30, 2008:
Shares of beneficial interest (unlimited authorization – no par)	$658,978,203
Undistributed net investment income	3,932,605
Accumulated net realized loss on investments	(120,421,885)
Net unrealized depreciation of investments	(179,382,339)
Total net assets	$363,106,584

†	Non income producing security.
‡	Non income producing security. Security is currently in default.
•	Variable rate security. The rate shown is the rate as of November 30, 2008.
Φ	Step coupon bond. Coupon increases periodically based on a predetermined schedule. Stated rate in effect at November 30, 2008.
Ω	Step coupon bond. Indicates security that has a zero coupon that remains in effect until a predetermined date at which time the stated interest rate becomes effective.
◆	Pass Through Agreement. Security represents the contractual right to receive a proportionate amount of underlying payments due to the counterparty pursuant to various agreements related to the rescheduling of obligations and the exchange of certain notes.

#	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. At November 30, 2008, the aggregate amount of Rule 144A securities was $33,347,704, which represented 9.16% of the Fund’s net assets. See Note 10 in “Notes to financial statements.”
«	Senior Secured Loans generally pay interest at rates which are periodically redetermined by reference to a base lending rate plus a premium. These base lending rates are generally: (i) the prime rate offered by one or more United States banks, (ii) the lending rate offered by one or more European banks such as the London Inter-Bank Offered Rate (LIBOR), and (iii) the certificate of deposit rate. Senior Secured Loans may be subject to restrictions on resale.
@	Illiquid security. At November 30, 2008, the aggregate amount of illiquid securities was $16,413,200, which represented 4.52% of the Fund’s net assets. See Note 10 in “Notes to financial statements.”
=	Security is being fair valued in accordance with the Fund’s fair valuation policy. At November 30, 2008, the aggregate amount of fair valued securities was $422,599, which represented 0.12% of the Fund’s net assets. See Note 1 in “Notes to financial statements.”
*	Fully or partially on loan.
**	See Note 1 in “Notes to financial statements.”
***	See Note 9 in “Notes to financial statements.”
©	Includes $28,885,689 of securities loaned.
∏	Restricted Security. Investment in a security not registered under the Securities Act of 1933, as amended. This security has certain restrictions on resale which may limit its liquidity. At November 30, 2008, the aggregate amount of restricted securities was $13 which represented 0.00% of the Fund’s net assets. See Note 10 in “Notes to financial statements.”
^	Zero Coupon Security. The rate shown is the yield at the time of purchase.

Summary of Abbreviations:
ADR — American Depositary Receipts
PIK — Pay-in-kind
REIT — Real Estate Investment Trust

Net Asset Value and Offering Price Per Share –
Delaware Dividend Income Fund
Net asset value Class A (A)	$7.01
Sales charge (5.75% of offering price) (B)	0.43
Offering price	$7.44

(A)	Net asset value per share, as illustrated, is the amount which would be paid upon redemption or repurchase of shares.

(B)	See the current prospectus for purchases of $50,000 or more.

Statement of net assets
Delaware Dividend Income Fund

The following swap contracts were outstanding at November 30, 2008:

Swap Contracts[1]
Credit Default Swap Contracts

		Annual
Swap Counterparty &	Notional	Protection	Termination	Unrealized
Referenced Obligation	Value	Payments	Date	Appreciation
Protection Purchased:
Citigroup Global Markets
Hartford Financial CDS	$135,000	4.30%	12/20/13	$15,530
Hartford Financial CDS	135,000	4.95%	12/20/13	12,492
JPMorgan Chase Bank,
National Association
Hartford Financial CDS	135,000	5.20%	12/20/13	11,332
Hartford Financial CDS	67,500	7.00%	12/20/13	1,469
Total	$472,500			$40,823

The use of swap contracts involves elements of market risk and risks in excess of the amount recognized in the financial statements. The notional values presented above represent the Fund’s total exposure in such contracts, whereas only the net unrealized appreciation is reflected in the Fund’s net assets.

1 See Note 8 in “Notes to financial statements.”

See accompanying notes

Statement of operations
Delaware Dividend Income Fund	Year Ended November 30, 2008

Investment Income:
Dividends	$14,445,345
Interest	17,898,262
Security lending income	478,606	$32,822,213

Expenses:
Management fees	4,245,738
Distribution expenses – Class A	959,245
Distribution expenses – Class B	579,884
Distribution expenses – Class C	2,805,175
Distribution expenses – Class R	24,334
Dividend disbursing and transfer agent fees and expenses	1,357,310
Accounting and administration expenses	266,939
Reports and statements to shareholders	141,340
Registration fees	105,203
Legal fees	101,234
Audit and taxes	46,825
Trustees’ fees	41,120
Insurance fees	17,329
Custodian fees	16,873
Pricing fees	16,250
Consulting fees	9,638
Taxes (other than taxes on income)	8,054
Dues and services	7,585
Trustees’ expenses	3,411	10,753,487
Less fees waived		(1,340,860)
Less waived distribution expenses – Class A		(161,050)
Less waived distribution expenses – Class R		(4,064)
Less expense paid indirectly		(8,189)
Total operating expenses		9,239,324
Net Investment Income		23,582,889

Net Realized and Unrealized Gain (Loss) on Investments
and Foreign Currencies:
Net realized gain (loss) on:
Investments	$(105,559,505)
Foreign currencies	(435)
Swap contracts	44,531
Net realized loss	(105,515,409)
Net change in unrealized appreciation/depreciation of
investments and foreign currencies	(175,509,305)
Net Realized and Unrealized Loss on Investments
and Foreign Currencies	(281,024,714)

Net Decrease in Net Assets Resulting from Operations	$(257,441,825)

See accompanying notes

Statements of changes in net assets
Delaware Dividend Income Fund

	Year Ended
	11/30/08	11/30/07
Increase (Decrease) in Net Assets from Operations:
Net investment income	$23,582,889	$31,348,884
Net realized gain (loss) on investments
and foreign currencies	(105,515,409)	30,788,501
Net change in unrealized appreciation/depreciation
of investments and foreign currencies	(175,509,305)	(83,487,127)
Net decrease in net assets resulting from operations	(257,441,825)	(21,349,742)

Dividends and Distributions to shareholders from:
Net investment income:
Class A	(15,949,829)	(16,059,869)
Class B	(2,391,803)	(2,196,802)
Class C	(11,754,960)	(9,685,778)
Class R	(196,063)	(195,835)
Institutional Class	(190,332)	(167,153)

Net realized gain on investments:
Class A	(12,269,365)	(1,953,956)
Class B	(2,153,362)	(378,723)
Class C	(11,034,624)	(1,353,820)
Class R	(173,217)	(26,721)
Institutional Class	(148,811)	(13,824)
	(56,262,366)	(32,032,481)
Capital Share Transactions:
Proceeds from shares sold:
Class A	37,121,459	251,940,325
Class B	1,241,811	19,193,290
Class C	20,414,014	217,432,584
Class R	950,413	7,282,256
Institutional Class	775,057	6,330,417

	Year Ended
	11/30/08	11/30/07
Capital Share Transactions (continued):
Net asset value of shares issued upon reinvestment
of dividends and distributions:
Class A	$23,259,005	$13,895,633
Class B	3,856,322	2,123,967
Class C	19,776,863	9,394,214
Class R	369,279	222,556
Institutional Class	299,928	148,975
	108,064,151	527,964,217
Cost of shares repurchased:
Class A	(179,789,630)	(188,208,309)
Class B	(23,115,207)	(16,879,537)
Class C	(165,390,120)	(69,641,978)
Class R	(3,825,251)	(5,325,318)
Institutional Class	(2,374,601)	(3,371,741)
	(374,494,809)	(283,426,883)
Increase (decrease) in net assets derived from
capital share transactions	(266,430,658)	244,537,334
Net Increase (Decrease) in Net Assets	(580,134,849)	191,155,111

Net Assets:
Beginning of year	943,241,433	752,086,322
End of year (including undistributed net investment
income of $3,932,605 and $7,228,971, respectively)	$363,106,584	$943,241,433

See accompanying notes

Financial highlights

Delaware Dividend Income Fund Class A

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income[1]
Net realized and unrealized gain (loss) on investments and foreign currencies
Total from investment operations

Less dividends and distributions from:
Net investment income
Net realized gain on investments
Total dividends and distributions

Net asset value, end of period

Total return[2]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets
Ratio of expenses to average net assets
prior to fees waived and expense paid indirectly
Ratio of net investment income to average net assets
Ratio of net investment income to average net assets
prior to fees waived and expense paid indirectly
Portfolio turnover

[1] The average shares outstanding method has been applied for per share information.
[2] Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects waivers by the manager and distributor. Performance would have been lower had the waivers not been in effect.

See accompanying notes

Year Ended
11/30/08	11/30/07	11/30/06	11/30/05	11/30/04
$12.030	$12.590	$11.140	$11.050	$10.210

0.400	0.456	0.422	0.450	0.345
(4.595)	(0.529)	1.551	0.081	0.891
(4.195)	(0.073)	1.973	0.531	1.236

(0.489)	(0.426)	(0.457)	(0.360)	(0.362)
(0.336)	(0.061)	(0.066)	(0.081)	(0.034)
(0.825)	(0.487)	(0.523)	(0.441)	(0.396)

$ 7.010	$12.030	$12.590	$11.140	$11.050

(37.15% )	(0.72% )	18.34%	4.89%	12.38%

$179,588	$450,620	$398,124	$285,159	$105,253
1.00%	1.00%	1.01%	1.00%	1.00%

1.26%	1.17%	1.23%	1.27%	1.32%
3.92%	3.60%	3.64%	4.05%	3.26%

3.66%	3.43%	3.42%	3.78%	2.94%
51%	52%	51%	85%	95%

Financial highlights
Delaware Dividend Income Fund Class B

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income[1]
Net realized and unrealized gain (loss) on investments and foreign currencies
Total from investment operations

Less dividends and distributions from:
Net investment income
Net realized gain on investments
Total dividends and distributions

Net asset value, end of period

Total return[2]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets
Ratio of expenses to average net assets
prior to fees waived and expense paid indirectly
Ratio of net investment income to average net assets
Ratio of net investment income to average net assets
prior to fees waived and expense paid indirectly
Portfolio turnover

[1] The average shares outstanding method has been applied for per share information.

[2] Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

See accompanying notes

Year Ended
11/30/08	11/30/07	11/30/06	11/30/05	11/30/04
$12.020	$12.580	$11.130	$11.040	$10.200

0.324	0.360	0.335	0.367	0.267
(4.590)	(0.528)	1.552	0.079	0.889
(4.266)	(0.168)	1.887	0.446	1.156

(0.408)	(0.331)	(0.371)	(0.275)	(0.282)
(0.336)	(0.061)	(0.066)	(0.081)	(0.034)
(0.744)	(0.392)	(0.437)	(0.356)	(0.316)

$ 7.010	$12.020	$12.580	$11.130	$11.040

(37.72% )	(1.38% )	17.46%	4.09%	11.54%

$32,534	$78,235	$77,757	$57,904	$32,165
1.75%	1.75%	1.76%	1.75%	1.75%

1.96%	1.87%	1.93%	1.97%	2.02%
3.17%	2.85%	2.89%	3.30%	2.51%

2.96%	2.73%	2.72%	3.08%	2.25%
51%	52%	51%	85%	95%

Financial highlights
Delaware Dividend Income Fund Class C

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income[1]
Net realized and unrealized gain (loss) on investments and foreign currencies
Total from investment operations

Less dividends and distributions from:
Net investment income
Net realized gain on investments
Total dividends and distributions

Net asset value, end of period

Total return[2]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets
Ratio of expenses to average net assets
prior to fees waived and expense paid indirectly
Ratio of net investment income to average net assets
Ratio of net investment income to average net assets
prior to fees waived and expense paid indirectly
Portfolio turnover

[1] The average shares outstanding method has been applied for per share information.

[2] Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

See accompanying notes

Year Ended
11/30/08	11/30/07	11/30/06	11/30/05	11/30/04
$12.030	$12.580	$11.130	$11.040	$10.200

0.323	0.360	0.335	0.367	0.267
(4.599)	(0.518)	1.552	0.079	0.889
(4.276)	(0.158)	1.887	0.446	1.156

(0.408)	(0.331)	(0.371)	(0.275)	(0.282)
(0.336)	(0.061)	(0.066)	(0.081)	(0.034)
(0.744)	(0.392)	(0.437)	(0.356)	(0.316)

$ 7.010	$12.030	$12.580	$11.130	$11.040

(37.63% )	(1.38% )	17.46%	4.09%	11.53%

$146,769	$402,782	$269,274	$165,663	$82,083
1.75%	1.75%	1.76%	1.75%	1.75%

1.96%	1.87%	1.93%	1.97%	2.02%
3.17%	2.85%	2.89%	3.30%	2.52%

2.96%	2.73%	2.72%	3.08%	2.25%
51%	52%	51%	85%	95%

Financial highlights
Delaware Dividend Income Fund Class R

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income[1]
Net realized and unrealized gain (loss) on investments and foreign currencies
Total from investment operations

Less dividends and distributions from:
Net investment income
Net realized gain on investments
Total dividends and distributions

Net asset value, end of period

Total return[2]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets
Ratio of expenses to average net assets
prior to fees waived and expense paid indirectly
Ratio of net investment income to average net assets
Ratio of net investment income to average net assets
prior to fees waived and expense paid indirectly
Portfolio turnover

[1] The average shares outstanding method has been applied for per share information.

[2] Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects waivers by the manager and distributor. Performance would have been lower had the waivers not been in effect.

See accompanying notes

Year Ended
11/30/08	11/30/07	11/30/06	11/30/05	11/30/04
$12.020	$12.580	$11.130	$11.040	$10.220

0.374	0.424	0.394	0.416	0.308
(4.585)	(0.528)	1.551	0.078	0.879
(4.211)	(0.104)	1.945	0.494	1.187

(0.463)	(0.395)	(0.429)	(0.323)	(0.333)
(0.336)	(0.061)	(0.066)	(0.081)	(0.034)
(0.799)	(0.456)	(0.495)	(0.404)	(0.367)

$ 7.010	$12.020	$12.580	$11.130	$11.040

(37.39% )	(0.88% )	18.06%	4.55%	11.86%

$1,928	$6,220	$4,275	$1,429	$373
1.25%	1.25%	1.26%	1.30%	1.35%

1.56%	1.47%	1.53%	1.57%	1.62%
3.67%	3.35%	3.39%	3.75%	2.89%

3.36%	3.13%	3.12%	3.48%	2.62%
51%	52%	51%	85%	95%

Financial highlights
Delaware Dividend Income Fund Institutional Class

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income[1]
Net realized and unrealized gain (loss) on investments and foreign currencies
Total from investment operations

Less dividends and distributions from:
Net investment income
Net realized gain on investments
Total dividends and distributions

Net asset value, end of period

Total return[2]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets
Ratio of expenses to average net assets
prior to fees waived and expense paid indirectly
Ratio of net investment income to average net assets
Ratio of net investment income to average net assets
prior to fees waived and expense paid indirectly
Portfolio turnover

[1] The average shares outstanding method has been applied for per share information.

[2] Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

See accompanying notes

Year Ended
11/30/08	11/30/07	11/30/06	11/30/05	11/30/04
$12.040	$12.600	$11.140	$11.050	$10.220

0.425	0.488	0.452	0.477	0.371
(4.602)	(0.528)	1.559	0.082	0.882
(4.177)	(0.040)	2.011	0.559	1.253

(0.517)	(0.459)	(0.485)	(0.388)	(0.389)
(0.336)	(0.061)	(0.066)	(0.081)	(0.034)
(0.853)	(0.520)	(0.551)	(0.469)	(0.423)

$ 7.010	$12.040	$12.600	$11.140	$11.050

(37.04% )	(0.46% )	18.72%	5.16%	12.55%

$2,288	$5,384	$2,656	$941	$102
0.75%	0.75%	0.76%	0.75%	0.75%

0.96%	0.87%	0.93%	0.97%	1.02%
4.17%	3.85%	3.89%	4.30%	3.49%

3.96%	3.73%	3.72%	4.08%	3.22%
51%	52%	51%	85%	95%

Notes to financial statements
Delaware Dividend Income Fund	November 30, 2008

Delaware Group® Equity Funds V (Trust) is organized as a Delaware statutory trust and offers three series: Delaware Dividend Income Fund, Delaware Small Cap Core Fund and Delaware Small Cap Value Fund. These financial statements and the related notes pertain to Delaware Dividend Income Fund (Fund). The Trust is an open-end investment company. The Fund is considered diversified under the Investment Company Act of 1940, as amended, and offers Class A, Class B, Class C, Class R and Institutional Class shares. Class A shares are sold with a maximum front-end sales charge of up to 5.75%. Class A share purchases of $1,000,000 or more will incur a contingent deferred sales charge (CDSC) of 1% if redeemed during the first year and 0.50% during the second year, provided that Delaware Distributors, L.P. (DDLP) paid a financial advisor a commission on the purchase of those shares. Class B shares may only be purchased through dividend reinvestment and certain permitted exchanges. Prior to June 1, 2007, Class B shares were sold with a CDSC that declined from 4% to zero depending upon the period of time the shares were held. Class B shares will automatically convert to Class A shares on a quarterly basis approximately eight years after purchase. Class C shares are sold with a CDSC of 1%, if redeemed during the first 12 months. Class R and Institutional Class shares are not subject to a sales charge and are offered for sale exclusively to certain eligible investors.

The investment objective of the Fund is to seek to provide high current income and an investment that has the potential for capital appreciation.

1. Significant Accounting Policies

The following accounting policies are in accordance with U.S. generally accepted accounting principles and are consistently followed by the Fund.

Security Valuation — Equity securities, except those traded on the Nasdaq Stock Market, Inc. (Nasdaq), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange (NYSE) on the valuation date. Securities traded on the Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If on a particular day an equity security does not trade, then the mean between the bid and ask prices will be used. Other long-term debt securities, credit default swap (CDS) contracts and interest rate swap contracts are valued by an independent pricing service or broker. To the extent current market prices are not available, the pricing service may take into account developments related to the specific security, as well as transactions in comparable securities. Short-term debt securities having less than 60 days to maturity are valued at amortized cost, which approximates market value. Investment companies are valued at net asset value per share. Generally, index swap contracts and other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Fund’s Board of Trustees (Board). In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures, or suspension of trading in a security. The Fund may use fair value pricing more frequently for securities traded primarily in non-U.S. markets because, among other things, most foreign markets close well before the Fund values its securities at 4:00 p.m. Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, government actions or pronouncements, aftermarket trading or new events, may have occurred in the interim. To account for this, the Fund may frequently value foreign securities using fair value prices based on third-party vendor modeling tools (“international fair value pricing”).

Federal Income Taxes — The Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. Accordingly, no provision for federal income taxes has been made in the financial statements.

Effective May 30, 2008, the Fund adopted FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented, and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. The adoption of FIN 48 did not result in the recording of any tax benefit or expense in the current period.

Class Accounting — Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Repurchase Agreements — The Fund may invest in a pooled cash account along with other members of the Delaware Investments® Family of Funds pursuant to an exemptive order issued by the Securities and Exchange Commission. The aggregate daily balance of the pooled cash account is invested in repurchase agreements secured by obligations of the U.S. government. The respective collateral is held by the Fund’s custodian bank until the maturity of the respective repurchase agreements. Each repurchase agreement is at least 102% collateralized. However, in the event of default or bankruptcy by the counterparty to the agreement, realization of the collateral may be subject to legal proceedings.

Foreign Currency Transactions — Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the valuation date. The value of all assets and liabilities denominated in foreign currencies is translated into U.S. dollars at the exchange rate of such currencies against the U.S. dollar daily. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Fund isolates that portion of realized gains and losses on investments in debt securities which is due to foreign exchange rates from that which is due to changes in market prices of debt securities. The Fund reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes.

Notes to financial statements
Delaware Dividend Income Fund

1. Significant Accounting Policies (continued)

Use of Estimates — The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that may affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Other — Expenses directly attributable to the Fund are charged directly to the Fund. Other expenses common to various funds within the Delaware Investments® Family of Funds are generally allocated amongst such funds on the basis of average net assets. Management fees and some other expenses are paid monthly. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Discounts and premiums on non-convertible bonds are amortized to interest income over the lives of the respective securities. Distributions received from investments in Real Estate Investment Trusts (REITs) are recorded as dividend income on the ex-dividend date, subject to reclassification upon notice of the character of such distributions by the issuer. The financial statements reflect an estimate of the reclassification of the distribution character. The Fund declares and pays dividends from net investment income quarterly and distributions from net realized gains on investments, if any, annually.

Subject to seeking best execution, the Fund may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commission to the Fund in cash. Such commission rebates are included in realized gain on investments in the accompanying financial statements and totaled $9,427 for the year ended November 30, 2008. In general, best execution refers to many factors, including the price paid or received for a security, the commission charged, the promptness and reliability of execution, the confidentiality and placement accorded the order, and other factors affecting the overall benefit obtained by the Fund on the transaction.

The Fund receives earnings credits from its custodian when positive cash balances are maintained, which are used to offset custody fees. The expense paid under this arrangement is included in custodian fees on the statement of operations with the corresponding expense offset shown as “expense paid indirectly.”

2. Investment Management, Administration Agreements and Other Transactions with Affiliates

In accordance with the terms of its investment management agreement, the Fund pays Delaware Management Company (DMC), a series of Delaware Management Business Trust and the investment manager, an annual fee which is calculated daily at the rate of 0.65% on the first $500 million of average daily net assets of the Fund, 0.60% on the next $500 million, 0.55% on the next $1.5 billion, and 0.50% on average daily net assets in excess of $2.5 billion.

DMC has voluntarily agreed to waive that portion, if any, of its management fee and reimburse the Fund to the extent necessary to ensure that annual operating expenses (excluding any taxes, interest, brokerage fees, inverse floater expenses, 12b-1 plan expenses, certain insurance costs and non-routine expenses or costs including, but not limited to, those relating to reorganizations, litigation, conducting shareholder meetings, and liquidations (collectively, “non-routine expenses”)), do not exceed 0.75% of average daily net assets until such time as the waiver is discontinued. This waiver and expense limitation may be discontinued at any time because it is voluntary. For purposes of these waivers and reimbursements, non-routine expenses may also include such additional costs and expenses, as may be agreed upon from time to time by the Fund’s Board and DMC. These expense waivers and reimbursements apply only to expenses paid directly by the Fund. Effective December 19, 2008, DMC has increased this waiver to 1.00% of average daily net assets.

Delaware Service Company, Inc. (DSC), an affiliate of DMC, provides fund accounting and financial administration oversight services to the Fund. For these services, the Fund pays DSC fees based on the aggregate daily net assets of the Delaware Investments® Family of Funds at the following annual rate: 0.0050% of the first $30 billion; 0.0045% of the next $10 billion; 0.0040% of the next $10 billion; and 0.0025% of aggregate average daily net assets in excess of $50 billion. The fees payable to DSC under the service agreement described above are allocated among all Funds in the Delaware Investments® Family of Funds on a relative net asset value basis. For the year ended November 30, 2008, the Fund was charged $33,367 for these services.

DSC also provides dividend disbursing and transfer agency services. The Fund pays DSC a monthly fee based on the number of shareholder accounts for dividend disbursing and transfer agent services.

Pursuant to a distribution agreement and distribution plan, the Fund pays DDLP, the distributor and an affiliate of DMC, an annual distribution and service fee not to exceed 0.30% of the average daily net assets of the Class A shares, 1.00% of the average daily net assets of the Class B and C shares and 0.60% of the average daily net assets of Class R shares. Institutional Class shares pay no distribution and service expenses. DDLP has contracted to waive distribution and service fees through March 31, 2009 in order to prevent distribution and service fees of Class A and Class R shares from exceeding 0.25% and 0.50%, respectively, of average daily net assets.

At November 30, 2008, the Fund had liabilities payable to affiliates as follows:

Investment management fee payable to DMC	$148,267
Dividend disbursing, transfer agent and fund accounting
oversight fees and other expenses payable to DSC	98,601
Distribution fees payable to DDLP	190,998
Other expenses payable to DMC and affiliates*	11,273

*DMC, as part of its administrative services, pays operating expenses on behalf of the Fund and is reimbursed on a periodic basis. Such expenses include items such as printing of shareholder reports, fees for audit, legal and tax services, registration fees and trustees’ fees.

Notes to financial statements
Delaware Dividend Income Fund

2. Investment Management, Administration Agreements and Other Transactions with Affiliates (continued)

As provided in the investment management agreement, the Fund bears the cost of certain legal and tax services, including internal legal and tax services provided to the Fund by DMC and/or its affiliates employees. For the year ended November 30, 2008, the Fund was charged $44,953 for internal legal and tax services provided by DMC and/or its affiliates’ employees.

For the year ended November 30, 2008, DDLP earned $78,132 for commissions on sales of the Fund’s Class A shares. For the year ended November 30, 2008, DDLP received gross CDSC of $18,510, $166,958 and $53,780 on redemption of the Fund’s Class A , Class B and Class C shares, respectively, and these commissions were entirely used to offset up-front commissions previously paid by DDLP to broker-dealers on sales of those shares.

Trustees’ fees include expenses accrued by the Fund for each Trustee’s retainer and meeting fees. Certain officers of DMC, DSC and DDLP are officers and/or Trustees of the Trust. These officers and trustees are paid no compensation by the Fund.

3. Investments

For the year ended November 30, 2008, the Fund made purchases of $329,663,563 and sales of $602,476,545 of investment securities other than short-term investments.

At November 30, 2008, the cost of investments for federal income tax purposes was $ 558,373,687. At November 30, 2008, net unrealized depreciation was $ 181,660,483, of which $3,246,449 related to unrealized appreciation of investments and $ 184,906,932 related to unrealized depreciation of investments.

Effective December 1, 2007, the Fund adopted Financial Accounting Standards No. 157, Fair Value Measurements (FAS 157). FAS 157 defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. FAS 157 also establishes a framework for measuring fair value, and a three level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. The Fund’s investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

Level 1 – inputs are quoted prices in active markets

Level 2 – inputs are observable, directly or indirectly

Level 3 – inputs are unobservable and reflect assumptions on the part of the reporting entity

The following table summarizes the valuation of the Fund’s investments by the above FAS 157 fair value hierarchy levels as of November 30, 2008:

	Securities	Derivatives
Level 1	$178,489,935	$—
Level 2	195,770,396	40,823
Level 3	2,452,873	—
Total	$376,713,204	$40,823

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

Securities
Balance as of 12/01/07	$1,158,621
Net change in unrealized appreciation/depreciation	(3,778,011)
Net purchases, sales and settlements	4,884,934
Net transfers in and/or out of Level 3	187,329
Balance as of 11/30/08	$2,452,873
Net change in unrealized appreciation/depreciation from
investments still held as of 11/30/08	$(3,778,011)

4. Dividend and Distribution Information

Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles. Additionally, distributions from net gains on foreign currency transactions and net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the years ended November 30, 2008 and 2007 was as follows:

	Year Ended
	11/30/08	11/30/07
Ordinary Income	$28,917,930	$28,305,437
Long-term capital gain	27,344,436	3,727,044
Total	$56,262,366	$32,032,481

5. Components of Net Assets on a Tax Basis

As of November 30, 2008, the components of net assets on a tax basis were as follows:

Shares of beneficial interest	$658,978,203
Undistributed ordinary income	7,070,453
Capital loss carryforwards*	(118,180,493)
Other temporary differences	(3,101,067)
Unrealized depreciation of investments, swap contracts
and foreign currencies	(181,660,512)
Net assets	$363,106,584

*The amount of this loss which can be utilized in subsequent years is subject to an annual limitation in accordance with the Internal Revenue Code due to the Fund merger with Lincoln Convertible Securities Fund in 2005.

Notes to financial statements
Delaware Dividend Income Fund

5. Components of Net Assets on a Tax Basis (continued)

The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses on wash sales, tax treatment of market discount and premium on debt instruments, tax treatment of CDS contracts, tax treatment of partnership income and contingent payment debt instruments.

The undistributed earnings for the Fund are estimated pending final notification of the tax character of distributions received from investments in REITs.

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Reclassifications are primarily due to tax treatment of dividends and distributions, gain (loss) on foreign currencies, partnership income, market discount and premium on certain debt instruments, defaulted bonds and CDS contracts. Results of operations and net assets were not affected by these reclassifications. For the year ended November 30, 2008, the Fund recorded the following reclassifications:

Undistributed net investment income	$3,603,732
Accumulated net realized loss	(3,603,732)

For federal income tax purposes, capital loss carryforwards may be carried forward and applied against future capital gains. Capital loss carryforwards remaining at November 30, 2008 will expire as follows: $3,174,810 expires in 2009, $8,064,444 expires in 2010 and $106,941,239 expires in 2016. The use of these losses are subject to an annual limitation in accordance with the Internal Revenue Code.

6. Capital Shares

Transactions in capital shares were as follows:

	Year Ended
	11/30/08	11/30/07
Shares sold:
Class A	3,644,571	19,661,015
Class B	118,882	1,495,433
Class C	1,939,816	16,931,359
Class R	91,165	578,113
Institutional Class	73,494	491,799

Shares issued upon reinvestment of dividends and distributions:
Class A	2,127,844	1,097,573
Class B	351,432	167,811
Class C	1,797,825	741,787
Class R	33,583	17,602
Institutional Class	27,422	11,771
	10,206,034	41,194,263
Shares repurchased:
Class A	(17,622,087)	(14,928,573)
Class B	(2,336,314)	(1,336,512)
Class C	(16,298,425)	(5,577,210)
Class R	(366,928)	(418,141)
Institutional Class	(222,175)	(267,061)
	(36,845,929)	(22,527,497)
Net increase (decrease)	(26,639,895)	18,666,766

For the years ended November 30, 2008 and 2007, 203,437 Class B shares were converted to 203,349 Class A shares valued at $2,168,700 and 211,527 Class B shares were converted to 211,278 Class A shares valued at $2,703,112, respectively. The respective amounts are included in Class B redemptions and Class A subscriptions in the table above and the statements of changes in net assets.

Notes to financial statements
Delaware Dividend Income Fund

7. Line of Credit

The Fund, along with certain other funds in the Delaware Investments® Family of Funds (Participants), was a participant in a $225,000,000 revolving line of credit with The Bank of New York Mellon (BNY Mellon) to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. Under the agreement, Participants were charged an annual commitment fee, which was allocated across the Participants on the basis of each Participant’s allocation of the entire facility. Participants were permitted to borrow up to a maximum of one third of their net assets under the agreement. The agreement expired on November 18, 2008. The Fund had no loans outstanding as of November 30, 2008, or at any time during the year then ended.

Effective as of November 18, 2008, the Fund along with the other Participants entered into an amendment to the agreement with BNY Mellon for a $35,000,000 revolving line of credit. The agreement, as amended, is to be used as described above and operates in substantially the same manner as the original agreement. The agreement, as amended, expires on November 17, 2009.

8. Swap Contracts

The Fund may enter into interest rate swap contracts, index swap contracts and CDS contracts in accordance with its investment objectives. The Fund may use interest rate swaps to adjust the Fund’s sensitivity to interest rates or to hedge against changes in interest rates. Index swaps may be used to gain exposure to markets that the Fund invests in, such as the corporate bond market. The Fund may also use index swaps as a substitute for futures or options contracts if such contracts are not directly available to the Fund on favorable terms. The Fund may enter into CDS contracts in order to hedge against a credit event, to enhance total return or to gain exposure to certain securities or markets.

An interest rate swap involves payments received by the Fund from another party based on a variable or floating interest rate, in return for making payments based on a fixed interest rate. An interest rate swap can also work in reverse with the Fund receiving payments based on a fixed interest rate and making payments based on a variable or floating interest rate. Interest rate swaps may be used to adjust the Fund’s sensitivity to interest rates or to hedge against changes in interest rates. Periodic payments on such contracts are accrued daily and recorded as unrealized appreciation/depreciation on swap contracts. Upon periodic payment/receipt or termination of the contract, such amounts are recorded as realized gains or losses on swap contracts.

Index swaps involve commitments to pay interest in exchange for a market-linked return based on a notional amount. To the extent the total return of the security, instrument or basket of instruments underlying the transaction exceeds the offsetting interest obligation, the Fund will receive a payment from the counterparty. To the extent the total return of the security, instrument or basket of instruments underlying the transaction falls short of the offsetting interest obligation, the Fund will make a payment to the counterparty. The change in value of swap contracts outstanding, if any, is recorded as unrealized appreciation or depreciation daily. A realized gain or loss is recorded on maturity or termination of the swap contract.

A CDS contract is a risk-transfer instrument through which one party (purchaser of protection) transfers to another party (seller of protection) the financial risk of a credit event (as defined in the CDS agreement), as it relates to a particular reference security or basket of securities (such as an index). In exchange for the protection offered by the seller of protection, the purchaser of protection agrees to pay the seller of protection a periodic amount at a stated rate that is applied to the notional amount of the CDS contract. In addition, an upfront payment may be made or received by the Fund in connection with an unwinding or assignment of a CDS contract. Upon the occurrence of a credit event, the seller of protection would pay the par (or other agreed-upon) value of the referenced security (or basket of securities) to the counterparty.

During the year ended November 30, 2008, the Fund entered into CDS contracts as a purchaser of protection. Periodic payments on such contracts are accrued daily and recorded as unrealized losses on swap contracts. Upon payment, such amounts are recorded as realized losses on swap contracts. Upfront payments made or received in connection with CDS contracts are amortized over the expected life of the CDS contracts as unrealized losses (gains) on swap contracts. The change in value of CDS contracts is recorded as unrealized appreciation or depreciation daily. A realized gain or loss is recorded upon a credit event (as defined in the CDS agreement) or the maturity or termination of the agreement. For the year ended November 30, 2008, the Fund did not enter into any CDS contracts as a seller of protection.

Credit default swaps may involve greater risks than if the Fund had invested in the referenced obligation directly. Credit default swaps are subject to general market risk, liquidity risk, counterparty risk and credit risk. If the Fund enters into a CDS contract as a purchaser of protection and no credit event occurs, its exposure is limited to the periodic payments previously made to the counterparty.

Because there is no organized market for swap contracts, the value of open swaps may differ from that which would be realized in the event the Fund terminated its position in the agreement. Risks of entering into these contracts include the potential inability of the counterparty to meet the terms of the contracts. This type of risk is generally limited to the amount of favorable movement in the value of the underlying security, instrument or basket of instruments, if any, at the day of default. Risks also arise from potential losses from adverse market movements and such losses could exceed the unrealized amounts shown on the statements of net assets.

9. Securities Lending

The Fund, along with other funds in the Delaware Investments® Family of Funds, may lend its securities pursuant to a security lending agreement (Lending Agreement) with BNY Mellon. With respect to each loan, if the aggregate market value of the collateral held on any business day is less than the aggregate market value of the securities which are the subject of such loan, the borrower will be notified to provide additional collateral not less than the applicable collateral requirements. Cash collateral received is generally invested in the Mellon GSL DBT II Collateral Fund (the “Collective Trust”) established by BNY Mellon for the purpose of investment on behalf of clients participating in its securities lending programs. The Collective Trust invests in fixed income

Notes to financial statements
Delaware Dividend Income Fund

9. Securities Lending (continued)

securities, with a weighted average maturity not to exceed 90 days, rated in one of the top three tiers by Standard & Poor’s Ratings Group or Moody’s Investors Service, Inc. or repurchase agreements collateralized by such securities. The Collective Trust seeks to maintain a net asset value per unit of $1.00, but there can be no assurance that it will always be able to do so. The Fund may incur investment losses as a result of investing securities lending collateral in the Collective Trust. This could occur if an investment in the Collective Trust defaulted or if it were necessary to liquidate assets in the Collective Trust to meet returns on outstanding security loans at a time when the Collective Trust’s net asset value per unit was less than $1.00. Under those circumstances, the Fund may not receive an amount from the Collective Trust that is equal in amount to the collateral the Fund would be required to return to the borrower of the securities and the Fund would be required to make up for this shortfall. During the year ended November 30, 2008, BNY Mellon transferred certain distressed securities from the Collective Trust into the Mellon GSL DBT II Liquidation Trust. The Fund can also accept U.S. government securities and letters of credit (non-cash collateral) in connection with securities loans. In the event of default or bankruptcy by the lending agent, realization and/or retention of the collateral may be subject to legal proceedings. In the event the borrower fails to return loaned securities and the collateral received is insufficient to cover the value of the loaned securities and provided such collateral shortfall is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Fund, or at the discretion of the lending agent, replace the loaned securities. The Fund continues to record dividends or interest, as applicable, on the securities loaned and is subject to change in value of the securities loaned that may occur during the term of the loan. The Fund has the right under the Lending Agreement to recover the securities from the borrower on demand. With respect to security loans collateralized by non-cash collateral, the Fund receives loan premiums paid by the borrower. With respect to security loans collateralized by cash collateral, the earnings from the collateral investments are shared among the Fund, the security lending agent and the borrower. The Fund records security lending income net of allocations to the security lending agent and the borrower.

At November 30, 2008, the value of securities on loan was $28,855,689, for which the Fund received collateral comprised of non-cash collateral valued $11,256 and cash collateral of $ 30,570,278. Investments purchases with cash collateral are presented on the statement of net assets under the caption “Securities Lending Collateral.”

10. Credit and Market Risk

The Fund invests a portion of its assets in high yield fixed income securities, which carry ratings of BBB or lower by Standard & Poor’s Ratings Group and/or Baa or lower by Moody’s Investor Services, Inc. Investments in these higher yielding securities are generally accompanied by a greater degree of credit risk than higher rated securities. Additionally, lower rated securities may be more susceptible to adverse economic and competitive industry conditions than investment grade securities.

The Fund invests in REITs and is subject to the risks associated with that industry. If the Fund holds real estate directly as a result of defaults or receives rental income directly from real estate holdings, its tax status as a regulated investment company may be jeopardized. There were no direct real estate holdings during the year ended November 30, 2008. The Fund’s REIT holdings are also affected by interest rate changes, particularly if the REITs it holds use floating rate debt to finance their ongoing operations.

The Fund may invest up to 15% of its net assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable.

The relative illiquidity of these securities may impair the Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Fund’s Board has delegated to DMC the day-to-day functions of determining whether individual securities are liquid for purposes of the Fund’s limitation on investments in illiquid assets. Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Fund’s 15% limit on investments in illiquid securities. Rule 144A and illiquid securities have been identified on the statement of net assets.

11. Contractual Obligations

The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund’s existing contracts and expects the risk of loss to be remote.

12. Tax Information (Unaudited)

The information set forth below is for the Fund’s fiscal year as required by federal laws. Shareholders, however, must report distributions on a calendar year basis for income tax purposes, which may include distributions for portions of two fiscal years of a fund. Accordingly, the information needed by shareholders for income tax purposes will be sent to them in January of each year. Please consult your tax advisor for proper treatment of this information.

Notes to financial statements
Delaware Dividend Income Fund

For the fiscal year ended November 30, 2008, the Fund designates distributions paid during the year as follows:

(A) Long-Term Capital Gains Distributions (Tax Basis)	48.60%
(B) Ordinary Income Distributions* (Tax Basis)	51.40%
Total Distributions (Tax Basis)	100%
(C) Qualifying Dividends[1]	27.33%

(A) and (B) are based on a percentage of the Fund’s total distributions.
(C) is based on a percentage of the Fund’s ordinary income distributions.
[1]	Qualifying dividends represent dividends which qualify for the corporate dividends received deduction.
*	For the fiscal year ended November 30, 2008 certain dividends paid by the Fund may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Fund intends to designate up to a maximum amount of $6,979,277 to be taxed at a maximum rate of 15% Complete information will be computed and reported in conjunction with your 2008 Form 1099-DIV.

For the fiscal year ended November 30, 2008, certain interest income paid by the Fund, determined to be Qualified Interest Income and Short-Term Capital Gains, may be subject to relief from U.S. withholding for foreign shareholders, as provided by the American Jobs Creation Act of 2004. For the fiscal year ended November 30, 2008, the Fund has designated maximum distributions of Qualified Interest Income of $13,983,244.

Report of independent
registered public accounting firm

To the Shareholders and Board of Trustees
Delaware Group® Equity Funds V — Delaware Dividend Income Fund

We have audited the accompanying statement of net assets of Delaware Dividend Income Fund (one of the series constituting Delaware Group Equity Funds V) (the “Fund”) as of November 30, 2008, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2008 by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Delaware Dividend Income Fund of Delaware Group Equity Funds V at November 30, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Philadelphia, Pennsylvania
January 16, 2009

Other Fund information
(Unaudited)
Delaware Dividend Income Fund

Fund management

Thomas H. Chow, CFA
Senior Vice President, Senior Portfolio Manager
Thomas H. Chow is a member of the firm’s taxable fixed income portfolio management team with primary responsibility for portfolio construction and strategic asset allocation. His experience includes significant exposure to asset liability management strategies and credit risk opportunities. Prior to joining Delaware Investments in 2001, he was a trader of high grade and high yield securities, and was involved in the portfolio management of collateralized bond obligations (CBOs) and insurance portfolios at SunAmerica/AIG from 1997 to 2001. Before that, he was an analyst, trader, and portfolio manager at Conseco Capital Management from 1989 to 1997. Chow received a bachelor’s degree in business analysis from Indiana University, and he is a Fellow of Life Management Institute.

D. Tysen Nutt Jr.
Senior Vice President, Senior Portfolio Manager, Team Leader – Large-Cap Value Focus Equity
D. Tysen Nutt Jr. joined Delaware Investments in 2004 as senior vice president and senior portfolio manager for the firm’s Large-Cap Value Focus strategy. Before joining the firm, Nutt led the U.S. Active Large-Cap Value team within Merrill Lynch Investment Managers (MLIM), where he managed mutual funds and separate accounts for institutions and private clients. He departed MLIM as a managing director. Prior to joining MLIM in 1994, Nutt was with Van Deventer & Hoch (V&H) where he managed large-cap value portfolios for institutions and private clients. He began his investment career at Dean Witter Reynolds, where he eventually became vice president, investments. Nutt earned his bachelor’s degree from Dartmouth College, and he is a member of the New York Society of Security Analysts and the CFA Institute.

Anthony A. Lombardi, CFA
Vice President, Senior Portfolio Manager
Anthony A. Lombardi joined Delaware Investments in 2004 as a vice president and senior portfolio manager for the firm’s Large-Cap Value Focus strategy. Previously, Lombardi worked at Merrill Lynch Investment Managers from 1998 to 2004, where he rose to the position of director and portfolio manager for the U.S. Active Large-Cap Value team, managing mutual funds and separate accounts for institutions and private clients. Prior to that, he worked at Dean Witter Reynolds for seven years as a sell-side equity research analyst, and he began his career as an investment analyst with Crossland Savings in 1989. Lombardi graduated from Hofstra University, receiving a bachelor’s degree in finance and an MBA with a concentration in finance. He is a member of the New York Society of Security Analysts and the CFA Institute.

Babak (Bob) Zenouzi
Senior Vice President, Senior Portfolio Manager
Bob Zenouzi is the lead manager for the domestic and global REIT effort at Delaware Investments, which includes the team, its process, and its institutional and retail products, which he created during his prior time with the firm. He also focuses on opportunities in Japan, Singapore, and Malaysia for the firm’s global REIT product. Additionally, he serves as lead portfolio manager for the firm’s Dividend Income products, which he helped to create in the 1990s. He rejoined Delaware Investments in May 2006. In his first term with the firm, he spent seven years as an analyst and portfolio manager, leaving in 1999 to work at Chartwell Investment Partners, where from 1999 to 2006 he was a partner and senior portfolio manager on Chartwell’s Small-Cap Value portfolio. He began his career with The Boston Company, where he held several positions in accounting and financial analysis. Zenouzi earned a master’s degree in finance from Boston College and a bachelor’s degree from Babson College. He is a member of the National Association of Real Estate Investment Trusts and the Urban Land Institute.

Kevin P. Loome, CFA
Senior Vice President, Senior Portfolio Manager, Head of High Yield Investments
Kevin P. Loome is head of the High Yield fixed income team, responsible for portfolio construction and strategic asset allocation of all high yield fixed income assets. Prior to joining Delaware Investments in August 2007, Loome spent 11 years at T. Rowe Price, starting as an analyst and leaving the firm as a portfolio manager. He began his career with Morgan Stanley as a corporate finance analyst in the New York and London offices. Loome received his bachelor’s degree in commerce from the University of Virginia and earned an MBA from the Tuck School of Business at Dartmouth.

Nikhil G. Lalvani, CFA
Vice President, Portfolio Manager
Nikhil G. Lalvani is a portfolio manager with the firm’s Large-Cap Value Focus team. At Delaware Investments, Lalvani has served as both a fundamental and quantitative analyst. Prior to joining the firm in 1997, he was a research associate with Bloomberg. Lalvani holds a bachelor’s degree in finance from The Pennsylvania State University and is a member of the CFA Society of Philadelphia.

Robert A. Vogel Jr., CFA
Vice President, Senior Portfolio Manager
Robert A. Vogel Jr. joined Delaware Investments in 2004 as a vice president, senior portfolio manager for the firm’s Large-Cap Value Focus strategy. He previously worked at Merrill Lynch Investment Managers for more than seven years, where he rose to the position of director and portfolio manager within the U.S. Active Large-Cap Value team. He began his career in 1992 as a financial consultant at Merrill Lynch. Vogel graduated from Loyola College in Maryland, earning both bachelor’s and master’s degrees in finance. He also earned an MBA with a concentration in finance from The Wharton School of the University of Pennsylvania, and he is a member of the New York Society of Security Analysts and the CFA Society of Philadelphia.

Other Fund information
(Unaudited)
Delaware Dividend Income Fund

Kristen E. Bartholdson
Vice President, Portfolio Manager
Kristen E. Bartholdson is a portfolio manager with the firm’s Large-Cap Value Focus team. Prior to joining the firm in 2006, she worked at Susquehanna International Group from 2004 to 2006, where she was an equity research salesperson. From 2000 to 2004 she worked in equity research at Credit Suisse, most recently as an associate analyst in investment strategy. Bartholdson earned her bachelor’s degree in economics from Princeton University.

Nashira S. Wynn
Vice President, Portfolio Manager
Nashira S. Wynn is a portfolio manager with the firm’s Large-Cap Value Focus team. Prior to joining Delaware Investments in 2004, she was an equity research analyst for Merrill Lynch Investment Managers, starting there in July 2001. Wynn earned a bachelor’s degree in finance, with a minor in economics, from The College of New Jersey, and she attended England’s Oxford University as a Presidential Scholar.

Damon J. Andres, CFA
Vice President, Senior Portfolio Manager
Damon J. Andres, who joined Delaware Investments in 1994, currently serves as a portfolio manager for REIT investments and convertibles. He also serves as a portfolio manager for the firm’s Dividend Income products. From 1991 to 1994, he performed investment-consulting services as a consulting associate with Cambridge Associates. Andres earned a bachelor’s degree in business administration with an emphasis in finance and accounting from the University of Richmond.

Board of trustees/directors and officers addendum
Delaware Investments® Family of Funds

A mutual fund is governed by a Board of Trustees/Directors (“Trustees”), which has oversight responsibility for the management of a fund’s business affairs. Trustees establish procedures and oversee and review the performance of the investment manager, the distributor, and others who perform services for the fund. The independent fund trustees, in particular, are advocates

Name, Address,	Position(s)	Length of
and Birth Date	Held with Fund(s)	Time Served
Interested Trustees

Patrick P. Coyne[1]	Chairman, President,	Chairman and Trustee
2005 Market Street	Chief Executive Officer,	since August 16, 2006
Philadelphia, PA 19103	and Trustee
April 1963		President and
Chief Executive Officer
since August 1, 2006

Independent Trustees

Thomas L. Bennett	Trustee	Since March 2005
2005 Market Street
Philadelphia, PA 19103
October 1947

1 Patrick P. Coyne is considered to be an “Interested Trustee” because he is an executive officer of the Fund’s(s’) investment advisor.

for shareholder interests. Each trustee has served in that capacity since he or she was elected to or appointed to the Board of Trustees, and will continue to serve until his or her retirement or the election of a new trustee in his or her place. The following is a list of the Trustees and Officers with certain background and related information.

Number of Portfolios in
Principal Occupation(s)	Fund Complex Overseen	Other Directorships
During Past 5 Years	by Trustee or Officer	Held by Trustee or Officer

Patrick P. Coyne has served in	85	Director
various executive capacities		Kaydon Corp.
at different times at
Delaware Investments.[2]		Board of Governors Member
Investment Company
Institute (ICI)
(2007–Present)

Member of Investment Committee
Cradle of Liberty Council, BSA
(November 2007–Present)

Finance Committee Member
St. John Vianney
Roman Catholic Church
(2007–Present)

Private Investor	85	Director
(March 2004–Present)		Bryn Mawr Bank Corp. (BMTC)
(April 2007–Present)
Investment Manager
Morgan Stanley & Co.		Chairman of
(January 1984–March 2004)		Investment Committee
Pennsylvania Academy of
Fine Arts (2007–Present)
Trustee (2004–Present)

2 Delaware Investments is the marketing name for Delaware Management Holdings, Inc. and its subsidiaries, including the Fund’s(s’) investment advisor, principal underwriter, and its transfer agent.

Board of trustees/directors and officers addendum
Delaware Investments® Family of Funds

Name, Address,	Position(s)	Length of
and Birth Date	Held with Fund(s)	Time Served
Independent Trustees (continued)

Thomas L. Bennett
(continued)

John A. Fry	Trustee	Since January 2001
2005 Market Street
Philadelphia, PA 19103
May 1960

Anthony D. Knerr	Trustee	Since April 1990
2005 Market Street
Philadelphia, PA 19103
December 1938

Lucinda S. Landreth	Trustee	Since March 2005
2005 Market Street
Philadelphia, PA 19103
June 1947

Ann R. Leven	Trustee	Since October 1989
2005 Market Street
Philadelphia, PA 19103
November 1940

Thomas F. Madison	Trustee	Since May 1997[3]
2005 Market Street
Philadelphia, PA 19103
February 1936

3 In 1997, several funds managed by Voyageur Fund Managers, Inc. (the “Voyageur Funds”) were incorporated into the Delaware Investments Family of Funds. Mr. Madison served as a director of the Voyageur Funds from 1993 until 1997.

	Number of Portfolios in
Principal Occupation(s)	Fund Complex Overseen	Other Directorships
During Past 5 Years	by Trustee or Officer	Held by Trustee or Officer

		Investment Committee and
		Governance Committee
		Member
		Pennsylvania Horticultural
		Society
		(February 2006–Present)

President	85	Director
Franklin & Marshall College		Community Health Systems
(June 2002–Present)

Executive Vice President
University of Pennsylvania
(April 1995–June 2002)

Founder and	85	None
Managing Director
Anthony Knerr & Associates
(Strategic Consulting)
(1990–Present)

Chief Investment Officer	85	None
Assurant, Inc. (Insurance)
(2002–2004)

Consultant	85	Director and Audit
ARL Associates		Committee Chair
(Financial Planning)		Systemax, Inc.
(1983–Present)

President and	85	Director and Chair of
Chief Executive Officer		Compensation Committee,
MLM Partners, Inc.		Governance Committee
(Small Business Investing		Member
and Consulting)		CenterPoint Energy
(January 1993–Present)

Board of trustees/directors and officers addendum
Delaware Investments® Family of Funds

Name, Address,	Position(s)	Length of
and Birth Date	Held with Fund(s)	Time Served
Independent Trustees (continued)

Thomas F. Madison
(continued)

Janet L. Yeomans	Trustee	Since April 1999
2005 Market Street
Philadelphia, PA 19103
July 1948

J. Richard Zecher	Trustee	Since March 2005
2005 Market Street
Philadelphia, PA 19103
July 1940

	Number of Portfolios in
Principal Occupation(s)	Fund Complex Overseen	Other Directorships
During Past 5 Years	by Trustee or Officer	Held by Trustee or Officer

		Lead Director and Chair of
		Audit and Governance
		Committees, Member of
		Compensation Committee
		Digital River, Inc.

		Director and Chair of
		Governance Committee,
		Audit Committee
		Member
		Rimage Corporation

		Director and Chair of
		the Compensation Committee
		Spanlink Communications

		Lead Director and Chair of
		Compensation and
		Governance Committees
		Valmont Industries, Inc.

Vice President and Treasurer	85	None
(January 2006–Present)
Vice President — Mergers & Acquisitions
(January 2003–January 2006), and
Vice President
(July 1995–January 2003)
3M Corporation

Founder	85	Director and Audit
Investor Analytics		Committee Member
(Risk Management)		Investor Analytics
(May 1999–Present)

Founder
Sutton Asset Management
(Hedge Fund)
(September 1996–Present)

Board of trustees/directors and officers addendum
Delaware Investments® Family of Funds

Name, Address,	Position(s)	Length of
and Birth Date	Held with Fund(s)	Time Served
Officers

David F. Connor	Vice President,	Vice President since
2005 Market Street	Deputy General	September 2000
Philadelphia, PA 19103	Counsel, and Secretary	and Secretary since
December 1963		October 2005

Daniel V. Geatens	Vice President	Treasurer
2005 Market Street	and Treasurer	since October 25, 2007
Philadelphia, PA 19103
October 1972

David P. O’Connor	Senior Vice President,	Senior Vice President,
2005 Market Street	General Counsel,	General Counsel, and
Philadelphia, PA 19103	and Chief Legal Officer	Chief Legal Officer
February 1966		since October 2005

Richard Salus	Senior Vice President	Chief Financial Officer
2005 Market Street	and Chief Financial Officer	since November 2006
Philadelphia, PA 19103
October 1963

4 David F. Connor, Daniel V. Geatens, David P. O’Connor, and Richard Salus serve in similar capacities for the six portfolios of the Optimum Fund Trust, which have the same investment advisor, principal underwriter, and transfer agent as the registrant.

	Number of Portfolios in
Principal Occupation(s)	Fund Complex Overseen	Other Directorships
During Past 5 Years	by Trustee or Officer	Held by Trustee or Officer

David F. Connor has served as	85	None[4]
Vice President and Deputy
General Counsel of
Delaware Investments
since 2000.

Daniel V. Geatens has served	85	None[4]
in various capacities at
different times at
Delaware Investments.

David P. O’Connor has served in	85	None[4]
various executive and legal
capacities at different times
at Delaware Investments.

Richard Salus has served in	85	None[4]
various executive capacities
at different times at
Delaware Investments.

The Statement of Additional Information for the Fund(s) includes additional information about the Trustees and Officers and is available, without charge, upon request by calling 800 523-1918.

About the organization

This annual report is for the information of Delaware Dividend Income Fund shareholders, but it may be used with prospective investors when preceded or accompanied by a current prospectus for Delaware Dividend Income Fund and the Delaware Investments® Fund profile for the most recently completed calendar quarter. These documents are available at www.delawareinvestments.com. The prospectus sets forth details about charges, expenses, investment objectives, and operating policies of the investment company. You should read the prospectus carefully before you invest. The figures in this report represent past results that are not a guarantee of future results. The return and principal value of an investment in the investment company will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

Board of trustees

Patrick P. Coyne	Ann R. Leven
Chairman, President, and	Consultant
Chief Executive Officer	ARL Associates
Delaware Investments Family of Funds	New York, NY
Philadelphia, PA
Thomas F. Madison
Thomas L. Bennett	President and Chief Executive Officer
Private Investor	MLM Partners, Inc.
Rosemont, PA	Minneapolis, MN

John A. Fry	Janet L. Yeomans
President	Vice President and Treasurer
Franklin & Marshall College	3M Corporation
Lancaster, PA	St. Paul, MN

Anthony D. Knerr	J. Richard Zecher
Founder and Managing Director	Founder
Anthony Knerr & Associates	Investor Analytics
New York, NY	Scottsdale, AZ

Lucinda S. Landreth
Former Chief Investment Officer
Assurant, Inc.
Philadelphia, PA

Affiliated officers	Contact information

David F. Connor	Investment manager
Vice President, Deputy General Counsel, and	Delaware Management Company, a series of
Secretary	Delaware Management Business Trust
Delaware Investments® Family of Funds	Philadelphia, PA
Philadelphia, PA
National distributor
Daniel V. Geatens	Delaware Distributors, L.P.
Vice President and Treasurer	Philadelphia, PA
Delaware Investments Family of Funds
Philadelphia, PA	Shareholder servicing, dividend disbursing,
and transfer agent
David P. O’Connor	Delaware Service Company, Inc.
Senior Vice President, General Counsel,	2005 Market Street
and Chief Legal Officer	Philadelphia, PA 19103-7094
Delaware Investments Family of Funds
Philadelphia, PA	For shareholders
800 523-1918
Richard Salus
Senior Vice President and	For securities dealers and financial
Chief Financial Officer	institutions representatives only
Delaware Investments Family of Funds	800 362-7500
Philadelphia, PA
Web site
www.delawareinvestments.com

Delaware Investments is the marketing name of Delaware Management Holdings, Inc. and its subsidiaries.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q, as well as a description of the policies and procedures that the Fund uses to determine how to vote proxies (if any) relating to portfolio securities are available without charge (i) upon request, by calling 800 523-1918; and (ii) on the Commission’s Web site at www.sec.gov. In addition, a description of the policies and procedures that the Fund uses to determine how to vote proxies (if any) relating to portfolio securities and the Fund’s Schedule of Investments are available without charge on the Fund’s Web site at www.delawareinvestments.com. The Fund’s Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C.; information on the operation of the Public Reference Room may be obtained by calling 800 SEC-0330.

Information (if any) regarding how the Fund voted proxies relating to portfolio securities during the most recently disclosed 12-month period ended June 30 is available without charge (i) through the Fund’s Web site at www.delawareinvestments.com; and (ii) on the Commission’s Web site at www.sec.gov.

Item 2. Code of Ethics

     The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. A copy of the registrant’s Code of Business Ethics has been posted on the Delaware Investments® Internet Web site at www.delawareinvestments.com. Any amendments to the Code of Business Ethics, and information on any waiver from its provisions granted by the registrant, will also be posted on this Web site within five business days of such amendment or waiver and will remain on the Web site for at least 12 months.

Item 3. Audit Committee Financial Expert

     The registrant’s Board of Trustees/Directors has determined that each member of the registrant’s Audit Committee is an audit committee financial expert, as defined below. For purposes of this item, an “audit committee financial expert” is a person who has the following attributes:

     a. An understanding of generally accepted accounting principles and financial statements;

     b. The ability to assess the general application of such principles in connection with the accounting for estimates, accruals, and reserves;

     c. Experience preparing, auditing, analyzing, or evaluating financial statements that present a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of issues that can reasonably be expected to be raised by the registrant’s financial statements, or experience actively supervising one or more persons engaged in such activities;

     d. An understanding of internal controls and procedures for financial reporting; and

     e. An understanding of audit committee functions.

An “audit committee financial expert” shall have acquired such attributes through:

     a. Education and experience as a principal financial officer, principal accounting officer, controller, public accountant, or auditor or experience in one or more positions that involve the performance of similar functions;

     b. Experience actively supervising a principal financial officer, principal accounting officer, controller, public accountant, auditor, or person performing similar functions;

     c. Experience overseeing or assessing the performance of companies or public accountants with respect to the preparation, auditing, or evaluation of financial statements; or

     d. Other relevant experience.

     The registrant’s Board of Trustees/Directors has also determined that each member of the registrant’s Audit Committee is independent. In order to be “independent” for purposes of this item, the Audit Committee member may not: (i) other than in his or her capacity as a member of the Board of Trustees/Directors or any committee thereof, accept directly or indirectly any consulting, advisory or other compensatory fee from the issuer; or (ii) be an “interested person” of the registrant as defined in Section 2(a)(19) of the Investment Company Act of 1940.

     The names of the audit committee financial experts on the registrant’s Audit Committee are set forth below:

     Thomas L. Bennett 1
     Thomas F. Madison
     Janet L. Yeomans 1
     J. Richard Zecher

Item 4. Principal Accountant Fees and Services

     (a) Audit fees.

     The aggregate fees billed for services provided to the registrant by its independent auditors for the audit of the registrant’s annual financial statements and for services normally provided by the independent auditors in connection with statutory and regulatory filings or engagements were $93,200 for the fiscal year ended November 30, 2008.

_______________________
1 The instructions to Form N-CSR require disclosure on the relevant experience of persons who qualify as audit committee financial experts based on “other relevant experience.” The Board of Trustees/Directors has determined that Mr. Bennett qualifies as an audit committee financial expert by virtue of his education, Chartered Financial Analyst designation, and his experience as a credit analyst, portfolio manager and the manager of other credit analysts and portfolio managers. The Board of Trustees/Directors has determined that Ms. Yeomans qualifies as an audit committee financial expert by virtue of her education and experience as the Treasurer of a large global corporation.

     The aggregate fees billed for services provided to the registrant by its independent auditors for the audit of the registrant’s annual financial statements and for services normally provided by the independent auditors in connection with statutory and regulatory filings or engagements were $89,800 for the fiscal year ended November 30, 2007.

     (b) Audit-related fees.

     The aggregate fees billed by the registrant’s independent auditors for services relating to the performance of the audit of the registrant’s financial statements and not reported under paragraph (a) of this Item were $0 for the fiscal year ended November 30, 2008.

     The aggregate fees billed by the registrant’s independent auditors for services relating to the performance of the audit of the financial statements of the registrant’s investment adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $19,074 for the registrant’s fiscal year ended November 30, 2008. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These audit-related services were as follows: issuance of report concerning transfer agent's system of internal accounting control pursuant to Rule 17Ad-13 of the Securities Exchange Act.

     The aggregate fees billed by the registrant’s independent auditors for services relating to the performance of the audit of the registrant’s financial statements and not reported under paragraph (a) of this Item were $0 for the fiscal year ended November 30, 2007.

     The aggregate fees billed by the registrant’s independent auditors for services relating to the performance of the audit of the financial statements of the registrant’s investment adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $19,074 for the registrant’s fiscal year ended November 30, 2007. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These audit-related services were as follows: issuance of report concerning transfer agent's system of internal accounting control pursuant to Rule 17Ad-13 of the Securities Exchange Act.

     (c) Tax fees.

     The aggregate fees billed by the registrant’s independent auditors for tax-related services provided to the registrant were $32,650 for the fiscal year ended November 30, 2008. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These tax-related services were as follows: review of income tax returns and review of annual excise distribution calculations.

     The aggregate fees billed by the registrant’s independent auditors for tax-related services provided to the registrant’s investment adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $0 for the registrant’s fiscal year ended November 30, 2008.

     The aggregate fees billed by the registrant’s independent auditors for tax-related services provided to the registrant were $34,650 for the fiscal year ended November 30, 2007. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These tax-related services were as follows: review of income tax returns and review of annual excise distribution calculations.

     The aggregate fees billed by the registrant’s independent auditors for tax-related services provided to the registrant’s adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $0 for the registrant’s fiscal year ended November 30, 2007.

     (d) All other fees.

     The aggregate fees billed for all services provided by the independent auditors to the registrant other than those set forth in paragraphs (a), (b) and (c) of this Item were $0 for the fiscal year ended November 30, 2008.

     The aggregate fees billed for all services other than those set forth in paragraphs (b) and (c) of this Item provided by the registrant’s independent auditors to the registrant’s adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $0 for the registrant’s fiscal year ended November 30, 2008.

     The aggregate fees billed for all services provided by the independent auditors to the registrant other than those set forth in paragraphs (a), (b) and (c) of this Item were $0 for the fiscal year ended November 30, 2007.

     The aggregate fees billed for all services other than those set forth in paragraphs (b) and (c) of this Item provided by the registrant’s independent auditors to the registrant’s adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $0 for the registrant’s fiscal year ended November 30, 2007.

     (e) The registrant’s Audit Committee has established pre-approval policies and procedures as permitted by Rule 2-01(c)(7)(i)(B) of Regulation S-X (the “Pre-Approval Policy”) with respect to services provided by the registrant’s independent auditors. Pursuant to the Pre-Approval Policy, the Audit Committee has pre-approved the services set forth in the table below with respect to the registrant up to the specified fee limits. Certain fee limits are based on aggregate fees to the registrant and other registrants within the Delaware Investments® Family of Funds.

Service	Range of Fees
Audit Services
Statutory audits or financial audits for new Funds	up to $25,000 per Fund
Services associated with SEC registration statements (e.g., Form N-1A, Form N-14, etc.), periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings (e.g., comfort letters for closed-end Fund offerings, consents), and assistance in responding to SEC comment letters	up to $10,000 per Fund
Consultations by Fund management as to the accounting or disclosure treatment of transactions or events and/or the actual or potential impact of final or proposed rules, standards or interpretations by the SEC, FASB, or other regulatory or standard-setting bodies (Note: Under SEC rules, some consultations may be considered “audit-related services” rather than “audit services”)	up to $25,000 in the aggregate
Audit-Related Services
Consultations by Fund management as to the accounting or disclosure treatment of transactions or events and /or the actual or potential impact of final or proposed rules, standards or interpretations by the SEC, FASB, or other regulatory or standard-setting bodies (Note: Under SEC rules, some consultations may be considered “audit services” rather than “audit-related services”)	up to $25,000 in the aggregate
Tax Services
U.S. federal, state and local and international tax planning and advice (e.g., consulting on statutory, regulatory or administrative developments, evaluation of Funds’ tax compliance function, etc.)	up to $25,000 in the aggregate
U.S. federal, state and local tax compliance (e.g., excise distribution reviews, etc.)	up to $5,000 per Fund
Review of federal, state, local and international income, franchise and other tax returns	up to $5,000 per Fund

     Under the Pre-Approval Policy, the Audit Committee has also pre-approved the services set forth in the table below with respect to the registrant’s investment adviser and other entities controlling, controlled by or under common control with the investment adviser that provide ongoing services to the registrant (the “Control Affiliates”) up to the specified fee limit. This fee limit is based on aggregate fees to the investment adviser and its Control Affiliates.

Service	Range of Fees
Non-Audit Services
Services associated with periodic reports and other documents filed with the SEC and assistance in responding to SEC comment letters	up to $10,000 in the aggregate

     The Pre-Approval Policy requires the registrant’s independent auditors to report to the Audit Committee at each of its regular meetings regarding all services initiated since the last such report was rendered, including those services authorized by the Pre-Approval Policy.

     (f) Not applicable.

     (g) The aggregate non-audit fees billed by the registrant’s independent auditors for services rendered to the registrant and to its investment adviser and other service providers under common control with the adviser were $286,652 and $289,012 for the registrant’s fiscal years ended November 30, 2008 and November 30, 2007, respectively.

     (h) In connection with its selection of the independent auditors, the registrant’s Audit Committee has considered the independent auditors’ provision of non-audit services to the registrant’s investment adviser and other service providers under common control with the adviser that were not required to be pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X. The Audit Committee has determined that the independent auditors’ provision of these services is compatible with maintaining the auditors’ independence.

Item 5. Audit Committee of Listed Registrants

     Not applicable.

Item 6. Investments

     (a) Included as part of report to shareholders filed under Item 1 of this Form N-CSR.

     (b) Divestment of securities in accordance with Section 13(c) of the Investment Company Act of 1940.

     Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

     Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

     Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

     Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders

     Not applicable.

Item 11. Controls and Procedures

     The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of the filing of this report and have concluded that they are effective in providing reasonable assurance that the information required to be disclosed by the registrant in its reports or statements filed under the Securities Exchange Act of 1934 is recorded, processed, summarized and reported within the time periods specified in the rules and forms of the Securities and Exchange Commission.

     There were no significant changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by the report to stockholders included herein (i.e., the registrant’s fourth fiscal quarter) that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits

(a)	(1) Code of Ethics

Not applicable.

(2) Certifications of Principal Executive Officer and Principal Financial Officer pursuant to Rule 30a-2 under the Investment Company Act of 1940 are attached hereto as Exhibit 99.CERT.

(3) Written solicitations to purchase securities pursuant to Rule 23c-1 under the Securities Exchange Act of 1934.

Not applicable.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are furnished herewith as Exhibit 99.906CERT.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf, by the undersigned, thereunto duly authorized.

Name of Registrant: DELAWARE GROUP® EQUITY FUNDS V

PATRICK P. COYNE
By:	Patrick P. Coyne
Title:	Chief Executive Officer
Date:	February 4, 2009

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

PATRICK P. COYNE
By:	Patrick P. Coyne
Title:	Chief Executive Officer
Date:	February 4, 2009

RICHARD SALUS
By:	Richard Salus
Title:	Chief Financial Officer
Date:	February 4, 2009